Registration Nos. 33-11182
                                                                        811-4969


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                      [ ]

      Pre-Effective Amendment No.                                            [ ]
                                  ---
      Post-Effective Amendment No. 23                                        [X]
                                  ---

                                     and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
      Amendment No. 26                                                      [X]


                         VARIABLE INVESTORS SERIES TRUST
               --------------------------------------------------
               (Exact Name of Registrant as specified in charter)

          2122 York Road, Suite 300
          Oak Brook, Illinois                                           60523
- ----------------------------------------                             ---------
(Address of Principal Executive Offices)                              (Zip Code)

Registrant's Telephone Number, Including Area Code:                (630)684-9200



                                Thomas F. Streiff
                                    President
                         Variable Investors Series Trust
                            2122 York Road, Suite 300
                            Oak Brook, Illinois 60523

                     (Name and Address of Agent for Service)



                                    Copy to:

                           Raymond A. O'Hara III, Esq.
                        Blazzard, Grodd & Hasenauer, P.C.
                                  P.O. Box 5108
                               Westport, CT 06881
                                 (203) 226-7866

It is proposed that this filing will become effective:


    immediately upon filing pursuant to paragraph (b)
- ---
 X  on May 1, 2001 pursuant to paragraph (b)
- ---
    60 days after filing pursuant to paragraph (a)(1)
- ---
    on (date) pursuant to paragraph (a)(1)
- ---
    75 days after filing pursuant to paragraph (a)(2)
- ---
    on (date) pursuant to paragraph (a)(2) of rule 485.


If appropriate, check the following box:

         _____ this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of securities being registered: Investment Company Shares


                         VARIABLE INVESTORS SERIES TRUST
                              CROSS REFERENCE SHEET
                          (as required by Rule 404(c))


Item No.                                            Location
--------                                            ----------------------------
                                     PART A
Item 1.   Front and Back Cover Pages.............  Front and Back Cover Pages

Item 2.   Risk/Return Summary: Investments,
          Risks and Performance..................  Summary; More About Portfolio

                                                   Investments; Appendix to
                                                   Prospectus

Item 3.   Risk/Return Summary: Fee Table.........  Not Applicable

Item 4.   Investment Objectives, Principal
          Investment Strategies, and Related
          Risks..................................  Summary; More About Portfolio
                                                   Investments; Appendix to
                                                   Prospectus

Item 5.   Management's Discussion of Fund
          Performance............................  Not Applicable

Item 6.   Management, Organization, and
          Capital Structure......................  Management of the Trust

Item 7.   Shareholder Information................  General Information About
                                                   the Trust

Item 8.   Distribution Arrangements..............  General Information About
                                                   the Trust

Item 9.   Financial Highlight Information........  Financial Highlights

                                     PART B

Item 10.  Cover Page and Table of Contents.......  Cover Page and Table of Contents

Item 11.  Fund History...........................  Organization and Capitalization

Item 12.  Description of the Fund and Its
          Investments and Risks..................  Investment Objectives and Policies
                                                   of the Trust

Item 13.  Management of the Fund.................  Management of the Trust

Item 14.  Control Persons and Principal
          Holders of Securities..................  Control Persons and Principal
                                                   Holders of Securities

Item 15.  Investment Advisory and Other
          Services...............................  Management of the Trust

Item 16.  Brokerage Allocations and Other
          Practices..............................  Management of the Trust - Brokerage
                                                   and Research Services

Item 17.  Capital Stock and Other
          Securities.............................  Organization and Capitalization

Item 18.  Purchase, Redemption and
          Pricing of Shares......................   Determination of Net Asset Value

Item 19.  Taxation of the Fund...................   Taxes

Item 20.  Underwriters...........................   Not Applicable

Item 21.  Calculation of Performance Data........   Performance Information

Item 22.  Financial Statements...................   Financial Statements

                                     PART C

Information required to be included in Part C is set forth under the appropriate Item, so numbered, in Part C to this Registration Statement.



                                     PART A



                         VARIABLE INVESTORS SERIES TRUST
                            2122 York Road, Suite 300
                            Oak Brook, Illinois 60523


Variable Investors Series Trust is a management investment company, sometimes called a mutual fund. It is divided into the following different series or
Portfolios:

                           Small Cap Growth Portfolio
                             World Equity Portfolio
                                Growth Portfolio
                             Matrix Equity Portfolio
                            Growth & Income Portfolio
                          Multiple Strategies Portfolio
                           High Income Bond Portfolio
                         U.S. Government Bond Portfolio


The Securities and Exchange Commission has not approved or disapproved these securities nor has it determined that this prospectus is accurate or complete. It is a criminal offense to state otherwise.

Shares of the Portfolios are no longer available for sale as of the date of this Prospectus.

                          Prospectus dated May 1, 2001



                                TABLE OF CONTENTS

SUMMARY

MORE ABOUT PORTFOLIO INVESTMENTS

GENERAL INFORMATION ABOUT THE TRUST

FINANCIAL HIGHLIGHTS

APPENDIX TO PROSPECTUS


                                     SUMMARY



This Prospectus provides important information about Variable Investors Series Trust (the "Trust") and its eight Portfolios. First Variable Advisory Services Corp. (the "Adviser") serves as the investment adviser for all eight Portfolios and employs Sub-Advisers to assist it in managing the Portfolios.

Individuals cannot invest in the shares of the Portfolios directly. Instead they participate through variable annuity contracts and variable life insurance policies (collectively, the "Contracts") issued by First Variable Life Insurance Company ("First Variable Life"). You can participate either through a Contract that you purchase yourself or through a Contract purchased by your employer.

Through your participation in the Contract, you indirectly participate in Portfolio earnings or losses, in proportion to the amount of money you invest. Depending on your Contract, if you withdraw your money before retirement, you may incur charges and additional tax liabilities. For further information about your Contract, please refer to your Contract prospectus.

The Contracts may be sold by banks. An investment in a Portfolio of the Trust through a Contract is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The investment objectives of the Portfolios may be changed without shareholder approval.

Some of the Portfolios have names and investment objectives that are very similar to certain publicly available mutual funds that are managed by the same money managers. These Portfolios are not those publicly available mutual funds and will not have the same performance. Different performance will result from such factors as different implementation of investment policies, different cash flows into and out of the Portfolios, different fees, and different sizes.


A Portfolio's performance may be affected by risks specific to certain types of investments, such as foreign securities, derivative investments, non-investment grade debt securities, initial public offerings (IPOs) or companies with relatively small market capitalizations. IPOs and other investment techniques may have a magnified performance impact on a Portfolio with a small asset base. A Portfolio may not experience similar performance as its assets grow.

A Word About the Portfolios

The Portfolios offered in this Prospectus fall into three general investment categories: growth, growth and income and income.

Growth Category

The goal of a Portfolio in the growth category is to increase the value of your investment over the long term by investing mostly in stocks. Stocks are a type of investment that can increase in value over a period of years. Companies sell stock to get the money they need to grow. These companies often keep some of their profits to reinvest in their business. As they grow, the value of their stock may increase. This is how the value of your investment may increase.

The Trust's Growth Category includes:

  *  Small Cap Growth Portfolio
  *  World Equity Portfolio
  *  Growth Portfolio

The Growth Portfolio seeks current income as a secondary goal when consistent with its primary goal of capital growth.

Growth and Income Category

The goal of a Portfolio in the growth and income category is to increase the value of your investment over the long term and to provide income. Portfolios in the growth and income category seek to conserve the value of your initial investment and promote long-term growth and income by investing in equity securities and income producing securities.

The Trust's Growth and Income Category includes:

  *  Growth and Income Portfolio
  *  Matrix Equity Portfolio
  *  Multiple Strategies Portfolio

Income Category

Unlike Portfolios in the growth category, where the objective is to make the Portfolio's investments increase in value, Portfolios in the income category try to keep the value of their investments from falling, while providing an increase in the value of your investment through the income earned on the Portfolio's investments. To meet this objective, a Portfolio in the income category buys investments that are expected to pay interest to the Portfolio on a regular basis.

The Trust's Income Category includes:

  *  U.S. Government Bond Portfolio
  *  High Income Bond Portfolio

Small Cap Growth Portfolio
Fact Sheet

Investment Sub-Adviser:  Pilgrim Baxter & Associates, Ltd.
Investment Category:     Growth

For more information about each type of investment, please read the section in this prospectus called "More About Portfolio Investments."

Investment Objective

  *  seeks capital appreciation

Investment Strategy

The Portfolio invests primarily in equity securities of companies with small capitalizations (market capitalizations or annual revenues under $1 billion at time of purchase.)

The Sub-Adviser believes that generally at least 50% of the Portfolio's assets will be invested in common stocks and convertible securities traded in the over-the-counter market. Convertible securities have characteristics similar to both fixed income and equity securities. At certain times that percentage may be substantially higher. The Portfolio will seek to achieve its objective by investing in companies which the Sub-Adviser believes have an outlook for strong business momentum, growth in earnings and the potential for significant capital appreciation.

The Portfolio will sell securities when the Sub-Adviser believes that:

  * anticipated  appreciation  is no longer  probable
  * alternative  investments offer  superior  appreciation  prospects  or
  * the risk of a decline in market price is too great.

The Portfolio may invest up to 15% of its total assets in foreign issuers.

Primary Investments                Percentage of Total Assets*
---------------------------------------------------------------
Securities of companies with         At least 65%
small capitalizations (market
capitalizations or annual
revenues under $1 billion at
time of purchase)
----------------------------------------------------------------
* At time of purchase

Investment Risks

The principal risks of investing in the Portfolio are:

Market Risk: the risk that the value of the securities purchased by the Portfolio will decline as a result of economic, political or market conditions or an issuer's financial circumstances.

Small Capitalization Company Risk: the risk that small companies may be generally subject to more abrupt or erratic market movements than securities of larger, more established companies.

Liquidity Risk: the risk that the degree of market liquidity of some stocks in which the Portfolio invests may be relatively limited in that the Portfolio invests primarily in over-the-counter stocks.

Credit Risk: the risk that an issuer of a fixed income security owned by the Portfolio may be unable to make interest or principal payments.

Interest Rate Risk: the risk that fluctuations in interest rates may affect the value of the Portfolio's interest-paying fixed income securities.

Performance Information

The performance information presented herein is intended to help you evaluate the potential risks of an investment in the Portfolio by showing changes in the Portfolio's performance and comparing the Portfolio's performance with the performance of a broad based market index. How the Portfolio performed in the past is not necessarily an indication of how the Portfolio will perform in the future.

This chart illustrates the Portfolio's annual returns for one and five calendar years.

[The following table will be depicted as a bar chart in the printed material]




1996     27.39%
1997      0.73%
1998     -3.12%
1999     80.66%
2000    -15.10%


The highest quarterly return for the Portfolio from January 1, 1996 to December 31, 2000 was 59.48% (for the quarter ended 12/31/99) and the lowest quarterly return was -32.79% (for the quarter ended 12/31/00).


This table compares the Portfolio's average annual returns to the returns of the Russell 2000 Index for 1 calendar year and since inception.

PERFORMANCE TABLE

                   1 Year     5 Year     Since Inception
                                         (May 4, 1995)

Small Cap Growth    -15.10%   13.79%        17.42%
Russell 2000 Index   -3.03%   10.32%        12.64%

The Russell 2000 Index is an unmanaged index consisting of the stocks of 2000 U.S.-based companies.

World Equity Portfolio
Fact Sheet
Investment Sub-Adviser:  Evergreen Investment Management Co.
Investment Category:     Growth

For more information about each type of investment, please read the section in this prospectus called "More About Portfolio Investments."

Investment Objective

  *  seeks maximum long-term total return

Investment Strategy

The Portfolio will invest primarily in common stocks, and securities convertible into common stocks, traded in securities markets located around the world, including the United States. At times, the Portfolio may invest up to 100% of its assets in securities principally traded in markets outside the United States. The Portfolio may invest 100% of its assets in the United States in unusual market circumstances where the Sub-Adviser believes that foreign investing may involve undue risks. At times the Portfolio will invest the common stock portion of the Portfolio primarily in securities of issuers with small market capitalizations (market capitalizations or annual revenues under $1 billion at time of purchase.) The Sub-Adviser intends to invest portfolio assets in small capitalization companies that have strong balance sheets and which its research indicates should exceed informed consensus of earnings expectations.

Based on its analysis of the prevailing global economic and investment environment, the Sub-Adviser will seek to identify those countries and industrial sectors it expects to benefit in that environment. Within those countries and industrial sectors, the Sub-Adviser will seek to invest the Portfolio's assets:

* in securities of companies likely to show earnings growth from improving profit margins, new products and/or increased market shares and

* in securities of companies whose potential for growth is not fully reflected in the prices of the companies' stock.

Under normal circumstances, the Portfolio will seek to have represented among its investments issuers located in at least five different countries (one of which may be the United States).

The Portfolio may engage in a variety of foreign currency exchange transactions to protect against uncertainty in the levels of future currency exchange rates. These transactions may include the purchase and sale of foreign currencies and options on foreign currencies and the purchase and sale of currency forward contracts and currency futures contracts and related options.

Primary Investments               Percent of Total Assets*
-----------------------------------------------------------

*Common stocks, convertible         At least 65%
securities and warrants to
purchase common stocks and
convertible securities

* Securities of the U.S.            up to 35%
Government or of any foreign
government or any supra-
national entity. Examples of
supranational entities include
the International Bank for
Reconstruction and Development,
the European Steel and Coal
Community, the Asian
Development Bank, and the
InterAmerican Development Bank.
Debt  securities  of any  issuer
rated A or better at the time of
purchase  by Standard & Poor's or
Moody's or of  comparable  quality
as  determined  by the Sub-Adviser.
Cash and money market instruments.

*Common stocks and related          up to 20%
securities of issuers head-
quartered in emerging market
countries.  Emerging market
countries   generally   include
countries  in  the  initial
stage  of  their industrialization
with low per capita income.
--------------------------------------------------------
*At time of purchase

Investment Risks

The principal risks of investing in the Portfolio are:

Market Risk: the risk that the value of the securities purchased by the Portfolio will decline as a result of economic, political or market conditions or an issuer's financial circumstances.

Small Capitalization Company Risk: the risk that small companies may be generally subject to more abrupt or erratic market movements than securities of larger, more established companies.

Foreign Securities Risks

Political Risk: the risk that a change in a foreign government will occur and that the assets of a company in which the Portfolio has invested will be affected.

Currency Risk: the risk that a foreign currency will decline in value. The Portfolio may trade in currencies other than the U.S. dollar. An increase in the value of the U.S. dollar relative to a foreign currency will adversely affect the value of the Portfolio.

Limited Information Risk: the risk that foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies and that less public information about their operations may exist.

Emerging Market Country Risk: the risks associated with investment in foreign securities are heightened in connection with investments in the securities of issuers in emerging markets, as these markets are generally more volatile than the markets of developed countries.

Settlement and Clearance Risk: the risks associated with the clearance and settlement procedures in non-U.S. markets, which may be unable to keep pace with the volume of securities transactions and may cause delays.

Liquidity Risk: foreign markets may be less liquid and more volatile than U.S. markets and offer less protection to investors; over-the-counter securities may also be less liquid than exchange-traded securities.

Performance Information

The performance information presented herein is intended to help you evaluate the potential risks of an investment in the Portfolio by showing changes in the Portfolio's performance and comparing the Portfolio's performance to the performance of a broad based market index. How the Portfolio performed in the past is not necessarily an indication of how the Portfolio will perform in the future.

This chart illustrates the Portfolio's annual returns for each of the last ten calendar years.

[The following table will be depicted as a bar chart in the printed material.]

1991     8.22%
1992    -1.83%
1993    17.32%
1994    10.02%
1995    24.32%
1996    12.33%
1997     9.98%
1998     5.11%
1999    55.46%
2000    -6.01%



The highest quarterly return for the Portfolio from January 1, 1991 to December 31, 2000 was 43.03% (for the quarter ended 12/31/99) and the lowest quarterly return was -19.65% (for the quarter ended 9/30/98).


This table compares the Portfolio's average annual returns to the returns of the MSCI World Index for 1, 5 and 10 calendar years.

PERFORMANCE TABLE


                      1 Year      5 Year           10 Year

World Equity         -6.01%       13.67%            12.46%
MSCI World Index    -13.18%       12.12%            11.93%

The MSCI World Index is comprised of stocks of the markets of Australia, Europe, Asia, North and South America.

Growth Portfolio
Fact Sheet

Investment Sub-Adviser:  Value Line, Inc.
Investment Category:     Growth

For more information about each type of investment, please read the section in this prospectus called "More About Portfolio Investments."

Investment Objective

     *    seeks capital growth

     * seeks current income as a secondary objective when consistent with its primary objective

Investment Strategy

The Portfolio invests primarily in a diversified portfolio of:

     *    common stocks

     *    securities   convertible   into  or  exchangeable  for  common  stocks
          including   convertible  preferred  stock,   convertible   debentures,
          warrants and options

The investment emphasis of the Portfolio is on equities, primarily common stocks and, to a lesser extent, securities convertible into common stocks, and rights to subscribe for common stocks.

Securities are selected on the basis of their issuers':

     *    long-term potential for expanding their earnings

     *    profitability

     *    size

     *    potential increases in market recognition of their securities

The Portfolio focuses on the long-range view of a company's prospects through analysis of its management, financial structure, product development, marketing ability and other relevant factors. Types of securities held by the Portfolio will vary depending on the Sub-Adviser's analysis of those industries offering the best possibilities for long-term growth. In addition, the Sub-Adviser will consider general economic factors to determine whether, under present business conditions, a portfolio of common stocks with capital growth potential or a more conservative portfolio including preferred stocks and defensive common stocks would be more appropriate.

Primary Investments               Percent of Total Assets*
-----------------------------------------------------------
Equity securities                   At least 80%
-----------------------------------------------------------
* At time of purchase

Investment Risk

The principal risk of investing in the Portfolio is:

Market Risk: the risk that the value of the securities purchased by the Portfolio will decline as a result of economic, political or market conditions or an issuer's financial circumstances.

Performance Information

The performance information presented herein is intended to help you evaluate the potential risks of an investment in the Portfolio by showing changes in the Portfolio's performance and comparing the Portfolio's performance with the performance of a broad based market index. How the Portfolio performed in the past is not necessarily an indication of how the Portfolio will perform in the future.

This chart illustrates the Portfolio's annual returns for each of the last ten calendar years.

[The following table will be depicted as a bar chart in the printed material.]


1991    34.37%
1992    -7.59%
1993     9.09%
1994    -0.79%
1995    37.12%
1996    25.74%
1997    23.62%
1998    33.29%
1999    34.53%
2000   -14.65%


The highest quarterly return for the Portfolio from January 1, 1991 to December 31, 2000 was 35.56% (for the quarter ended 9/30/94) and the lowest quarterly return was -22.22% (for the quarter ended 6/30/94).


This table compares the Portfolio's average annual returns to the returns of the S&P 500 Index for 1, 5 and 10 calendar years.

PERFORMANCE TABLE


                    1 Year        5 Year          10 Year
Growth             -14.65%        18.94%           15.93%
S&P 500 Index      - 9.10%        18.32%           17.45%

The  S&P  500  Index  is  an  unmanaged   index   generally   considered  to  be
representative of stock market activity.

Growth & Income Portfolio
Fact Sheet
Investment Sub-Adviser:  Credit Suisse Asset Management, LLC
Investment Category:     Growth and Income

For more information about each type of investment, please read the section in this prospectus called "More About Portfolio Investments."

Investment Objective

     *    seeks to provide growth of capital and income

Investment Strategy

The Portfolio seeks to achieve its growth objective by investing in equity securities which include:

     *    common stocks

     * securities convertible into common stocks and readily marketable securities, such as rights and warrants, which derive their value from common stock.

The Portfolio seeks to achieve its income objective by investing in various income producing securities, including dividend-paying equity securities, equity securities of non-dividend paying companies that engage in active share repurchases, fixed income securities and money market instruments.

The portion of the Portfolio invested from time to time in equity securities, fixed income securities and money market securities will vary depending on market conditions and there may be extended periods when the Portfolio is primarily invested in one of them. In addition, the amount of income generated from the Portfolio will fluctuate depending, among other things, on the composition of the Portfolio's holdings and the level of interest and dividend income paid on those holdings. The Portfolio may also purchase without limitation dollar-denominated ADRs. ADRs are issued by domestic banks and evidence ownership of underlying foreign securities. The Portfolio may also invest in Global Depository Receipts ("GDRs"), which are securities convertible into equity securities of foreign issuers.

Primary Investments                      Percent of Total Assets*
------------------------------------------------------------------
Equity securities, including common      No minimum or maximum
stock, preferred stock, convertible
securities, rights and warrants
------------------------------------------------------------------
Fixed income securities, including       No minimum or maximum
intermediate to long term invest-
ment grade corporate debt, mortgage-
backed securities and U.S.
Government securities
------------------------------------------------------------------
Cash and money market instruments, No minimum or maximum including U.S. Government securities, certificates of deposit, short-term investment grade corporate bonds, short term securities and repurchase agreements
-------------------------------------------------------------------
* At time of purchase

Investment Risk

The principal risks of investing in the Portfolio are:

Market Risk: the risk that the value of the securities purchased by the Portfolio will decline as a result of economic, political or market conditions or an issuer's financial circumstances.

Credit Risk: the risk that an issuer of a fixed income security owned by the Portfolio may be unable to make interest or principal payments.

Interest Rate Risk: the risk that fluctuations in interest rates may affect the value of the Portfolio's interest-paying fixed income securities.

Prepayment  Risk:  the  risk  that  the  holder  of  a  mortgage   underlying  a
mortgage-backed   security  owned  by  the  Portfolio  will  prepay   principal,
particularly during periods of declining interest rates.

Performance Information

The performance information presented herein is intended to help you evaluate the potential risks of an investment in the Portfolio by showing changes in the Portfolio's performance and comparing the Portfolio's performance with the performance of a broad based market index. How the Portfolio performed in the past is not necessarily an indication of how the Portfolio will perform in the future.

This chart illustrates the Portfolio's annual returns for one and five calendar years.

[The following table will be depicted as a bar chart in the printed material.]


1996    12.15%
1997    28.20%
1998    12.43%
1999     6.27%
2000     8.79%



The highest quarterly return for the Portfolio from January 1, 1996 to December 31, 2000 was 16.64% (for the quarter ended 12/31/98) and the lowest quarterly return was -14.48% (for the quarter ended 9/30/98).


This table compares the Portfolio's average annual returns to the returns of the S&P 500 Index for 1 calendar year and since inception.

PERFORMANCE TABLE

                   1 Year     5 Year    Since Inception

Growth & Income     8.79%      13.33%      14.34%
S&P 500 Index      -9.10%      18.32%      17.45%


The  S&P  500  Index  is  an  unmanaged   index   generally   considered  to  be
representative of stock market activity.

Matrix Equity Portfolio
Fact Sheet

Investment Sub-Adviser: SSgA Funds Management, Inc.

Investment Category:     Growth and Income

Investment Objective

     *    seeks capital appreciation and current income

Investment Strategy

The Portfolio will invest in a diversified portfolio of equity securities that is selected by the Sub-Adviser on the basis of its proprietary analytical model. Sector weights are maintained at a similar level to the S&P 500 Index to avoid unintended exposure to factors such as the direction of the economy, interest rates, energy prices and inflation.

Prior to May 1, 1997, the Matrix Equity Portfolio was known as the "Tilt Utility Portfolio" and sought to achieve its investment objective by investing in a diversified portfolio of common stocks and income securities issued by companies engaged in the utilities industry. Prior to May 1, 2001, the sub-adviser for the Portfolio was State Street Global Advisers.

Primary Investments          Percent of Total Assets*
-----------------------------------------------------
Equity securities             At least 65%
-----------------------------------------------------
* At time of purchase

Investment Risks

The principal risk of investing in the Portfolio is:

Market Risk: the risk that the value of the securities purchased by the Portfolio will decline as a result of economic, political or market conditions or an issuer's financial circumstances.

Performance Information

The performance information presented herein is intended to help you evaluate the potential risks of an investment in the Portfolio by showing changes in the Portfolio's performance and comparing the Portfolio's performance with the performance of a broad based market index. How the Portfolio performed in the past is not necessarily an indication of how the Portfolio will perform in the future.

This chart illustrates the Portfolio's annual returns for each of the last ten calendar years.

[The following table will be depicted as a bar chart in the printed material.]

1991    29.79%
1992     1.12%
1993    17.87%
1994    -1.05%
1995    33.45%
1996     4.62%
1997    22.05%
1998    21.11%
1999    14.14%
2000   -13.66%


The highest quarterly return for the Portfolio from January 1, 1991 to December 31, 2000 was 21.93% (for the quarter ended 12/31/98) and the lowest quarterly return was -13.60% (for the quarter ended 9/30/98).


This table compares the Portfolio's average annual returns to the returns of the S&P 500 Index for 1, 5 and 10 calendar years.

PERFORMANCE TABLE

                  1 Year        5 Year          10 Year

Matrix Equity    -13.66%         8.79%           12.03%
S&P 500 Index    - 9.10%        18.32%           17.45%


The  S&P  500  Index  is  an  unmanaged   index   generally   considered  to  be
representative of stock market activity.

Multiple Strategies Portfolio
Fact Sheet
Investment Sub-Adviser:  Value Line, Inc.
Investment Category:     Growth and Income

For more information about each type of investment, please read the section in this prospectus called "More About Portfolio Investments."

Investment Objective

     * seeks to achieve as high a level of total return as the Adviser and Sub- Adviser consider consistent with prudent investment risk.

Investment Strategy

The Portfolio invests in equity securities, bonds, and money market instruments in varying proportions, depending upon the Portfolio's Sub-Adviser's assessment of prevailing economic conditions and conditions in the financial markets. The Portfolio's Sub-Adviser will from time to time adjust the mix of investments among the three market sectors to attempt to capitalize on perceived variations in return potential produced by changing financial markets and economic conditions. Major changes in investment mix may occur over several years or during a single year depending upon market and economic conditions.

The Portfolio's investment policies for its stock component are substantially identical to those which have been established for the Growth Portfolio. The Portfolio's investment policies for its bond component are substantially identical to those which have been established for the U.S. Government Bond
Portfolio with one exception. The Portfolio, unlike the U.S. Government Bond Portfolio, may invest in bonds rated at least BBB by Standard & Poor's or Baa by Moody's or unrated bonds judged by the Portfolio's Sub-Adviser to be of comparable quality.

The Portfolio will not hold the same securities as the Growth Portfolio and the U.S. Government Bond Portfolio.

Primary Investments                    Percent of Total Assets*
---------------------------------------------------------------
Equity securities, including common No minimum or maximum stock, preferred stock, convertible securities, rights and warrants
---------------------------------------------------------------
Fixed income securities, including No minimum or maximum intermediate to long term investment grade corporate debt, mortgage-backed securities and U.S. Government securities
---------------------------------------------------------------
Cash and money market instruments, No minimum or maximum including U.S. Government securities, certificates of deposit, short-term investment grade corporate bonds, short term securities and repurchase agreements
-----------------------------------------------------------
Foreign securities and                up to 25%
securities traded in foreign
securities markets
-----------------------------------------------------------
* At time of purchase

Investment Risks

The principal risks of investing in the Portfolio are:

Market Risk: the risk that the value of the securities purchased by the Portfolio will decline as a result of economic, political or market conditions or an issuer's financial circumstances.

Credit Risk: the risk that an issuer of a fixed income security owned by the Portfolio may be unable to make interest or principal payments.

Interest Rate Risk: the risk that fluctuations in interest rates may affect the value of the Portfolio's interest-paying fixed income securities.

Prepayment  Risk:  the  risk  that  the  holder  of  a  mortgage   underlying  a
mortgage-backed   security  owned  by  the  Portfolio  will  prepay   principal,
particularly during periods of declining interest rates.

Foreign Securities Risks

Political Risk: the risk that a change in a foreign government will occur and that the assets of a company in which the Portfolio has invested will be affected.

Currency Risk: the risk that a foreign currency will decline in value. The Portfolio may trade in currencies other than the U.S. dollar. An increase in the value of the U.S. dollar relative to a foreign currency will adversely affect the value of the Portfolio.

Limited Information Risk: the risk that foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies and that less public information about their operations may exist.

Emerging Market Country Risk: the risks associated with investment in foreign securities are heightened in connection with investments in the securities of issuers in emerging markets, as these markets are generally more volatile than the markets of developed countries.

Settlement and Clearance Risk: the risks associated with the clearance and settlement procedures in non-U.S. markets, which may be unable to keep pace with the volume of securities transactions and may cause delays.

Liquidity Risk: foreign markets may be less liquid and more volatile than U.S. markets and offer less protection to investors.

Performance Information

The performance information presented herein is intended to help you evaluate the potential risks of an investment in the Portfolio by showing changes in the Portfolio's performance and comparing the Portfolio's performance with the performance of a broad based market index. How the Portfolio performed in the past is not necessarily an indication of how the Portfolio will perform in the future.

This chart illustrates the Portfolio's annual returns for each of the last ten calendar years.

[The following table will be depicted as a bar chart in the printed material.]

1991    23.43%
1992     3.62%
1993    10.52%
1994    -3.91%
1995    32.24%
1996    18.29%
1997    21.79%
1998    29.15%
1999    28.00%
2000   -12.55%


The highest quarterly return for the Portfolio from January 1, 1991to December 31, 2000 was 25.37% (for the quarter ended 9/30/94) and the lowest quarterly return was -23.18% (for the quarter ended 6/30/94).



This table compares the Portfolio's average annual returns to the returns of the S&P 500 Index and the Lehman Brothers Government/Corporate Bond Index for 1, 5 and 10 calendar years and since inception.

PERFORMANCE TABLE

                     1 Year      5 Year        10 Year or Since Inception

Multiple Strategies  -12.55%     15.82%               14.11%
S&P 500              - 9.10%     18.32%               17.45%

Lehman Gov/Corp
   Index              10.10%      6.11%                7.35%


The S&P 500 Index is an unmanaged index generally considered to be representative of stock market activity. The Lehman Brothers Government/ Corporate Bond Index is comprised of public obligations of the U.S. Treasury and all publicly issued, fixed rate, nonconvertible corporate debt.

U.S. Government Bond Portfolio
Fact Sheet

Investment Sub-Adviser:  Strong Capital Management, Inc.
Investment Categories:   Income

For more information about each type of investment, please read the section in this prospectus called "More About Portfolio Investments."

Investment Objective

     *    seeks current income and preservation of capital.

Investment Strategy

The Portfolio will invest primarily in U.S. Government securities. The securities purchased by the Portfolio generally will be intermediate-term bonds with remaining terms to maturity of five to ten years. A significant portion of the securities held by the Portfolio may consist of mortgage- backed certificates and other securities representing ownership interests in mortgage pools. These include collateralized mortgage obligations. Some of the mortgage-backed securities may be backed by agencies or instrumentalities of the U.S. Government

Primary Investments                  Percent of Total Assets*
--------------------------------------------------------------
U.S. Government Securities           At least 80%
--------------------------------------------------------------
Other debt  securities  rated at     Up to 20%
least BBB by Standard & Poor's or
Baa by Moody's, or of comparable
quality; and in cash and money
market instruments.
-------------------------------------------------------------
* At time of purchase

Investment Risks

The principal risks of investing in the Portfolio are:

Market Risk: the risk that the value of the securities purchased by the Portfolio will decline as a result of economic, political or market conditions or an issuer's financial circumstances.

Credit Risk: the risk that an issuer of a fixed income security owned by the Portfolio may be unable to make interest or principal payments.

Interest Rate Risk: the risk that fluctuations in interest rates may affect the value of the Portfolio's interest-paying fixed income securities.

Prepayment  Risk:  the  risk  that  the  holder  of  a  mortgage   underlying  a
mortgage-backed   security  owned  by  the  Portfolio  will  prepay   principal,
particularly during periods of declining interest rates.

Performance Information

The performance information presented herein is intended to help you evaluate the potential risks of an investment in the Portfolio by showing changes in the Portfolio's performance and comparing the Portfolio's performance with the performance of a broad based market index. How the Portfolio performed in the past is not necessarily an indication of how the Portfolio will perform in the future.

This chart below illustrates the Portfolio's annual returns for each of the last ten calendar years.

[The following table will be depicted as a bar chart in the printed material.]


1991    14.70%
1992     6.13%
1993     9.38%
1994    -2.72%
1995    20.18%
1996     2.36%
1997     9.37%
1998     7.79%
1999    -1.90%
2000    11.00%


The highest quarterly return for the Portfolio from January 1, 1991 to December 31, 2000 was 6.57% (for the quarter ended 6/30/95) and the lowest quarterly return was -9.07% (for the quarter ended 3/31/94).



This table compares the Portfolio's average annual returns to the returns of the Lehman Brothers Government Bond Index for 1, 5 and 10 calendar years.

PERFORMANCE TABLE


                       1 Year         5 Year          10 Year

U.S. Government Bond   11.00%         5.62%            7.42%
Lehman Govt. Bond
    Index              10.47%         6.20%            7.22%

The Lehman Brothers Government Bond Index is comprised of public obligations of the U.S. Treasury and all publicly issued debt of U.S. Government agencies.

High Income Bond Portfolio
Fact Sheet
Investment Sub-Adviser:  Federated Investment Counseling
Investment Category:     Income

For more information about each type of investment, please read the section in this prospectus called "More About Portfolio Investments."

Investment Objective

     * seeks to obtain a high level of current income as is believed to be consistent with prudent investment management.

     * seeks, as a secondary objective, capital appreciation when consistent with its primary objective.

Investment Strategy

The Portfolio invests primarily in fixed income securities which include:

  * corporate bonds and notes
  * discount bonds
  * zero-coupon bonds
  * convertible securities
  * preferred  stocks
  * bonds issued with  warrants
  * securities  of foreign issuers

The Portfolio invests primarily in high yield, higher-risk securities commonly known as "junk bonds."

As part of its securities selection process, the Sub-Adviser continuously analyzes individual issuers, general business conditions and other factors which may be too time consuming or too costly for the average investor. The analysis of issuers may include, among other things:

  * historic and current  financial  conditions
  * current and  anticipated  cash flow and  borrowing  requirements
  * value of assets in relation to historical cost
  * strength of management
  * responsiveness to business conditions
  * credit standing
  * current and anticipated results of operations

Analysis of general business conditions and other factors may include anticipated changes in economic activity and interest rates, the availability of new investment opportunities, and the economic outlook for specific industries. The Sub-Adviser will not rely solely on the ratings assigned by the rating services. The Portfolio may invest, without limit, in unrated securities if such securities offer, in the Sub-Adviser's opinion, a relatively high yield without undue risk.

Changing economic conditions and other factors may cause the yield difference between lower-rated and higher-rated securities to narrow. When this occurs, the Portfolio may purchase higher-rated securities if the Sub-Adviser believes that the risk of loss of income and principal may be substantially reduced with only a relatively small reduction in yield.

Primary Investments                     Percent of Total Assets*
-----------------------------------------------------------------
Fixed income securities,  including     At least 80%
convertible and non-convertible
debt securities and, to a lesser
extent, preferred stock.
------------------------------------------------------------------

* At time of purchase

Investment Risks

The principal risks of investing in the Portfolio are:

Market Risk: the risk that the value of the securities purchased by the Portfolio will decline as a result of economic, political or market conditions or an issuer's financial circumstances.

Credit Risk: the risk that an issuer of a fixed income security owned by the Portfolio may be unable to make interest or principal payments.

Interest Rate Risk: the risk that fluctuations in interest rates may affect the value of the Portfolio's interest-paying fixed income securities. This risk is enhanced with respect to zero coupon securities which tend to respond more to changes in interest rates than do otherwise comparable debt obligations that provide for periodic payment of interest.

The lower ratings of certain securities held by the Portfolio may enhance the risks described above. Lower rated instruments, especially so called "junk bonds," involve greater risks due to the financial health of the issuer and the economy generally and their market prices can be more volatile.

Performance Information

The performance information presented herein is intended to help you evaluate the potential risks of an investment in the Portfolio by showing changes in the Portfolio's performance and comparing the Portfolio's performance with the performance of a broad based market index. How the Portfolio performed in the past is not necessarily an indication of how the Portfolio will perform in the future.

This chart illustrates the Portfolio's annual returns for each of the last ten calendar years.

[The following table will be depicted as a bar chart in the printed material.]

1991   27.01%
1992   15.77%
1993   14.91%
1994   -7.08%
1995   18.98%
1996   14.20%
1997   13.54%
1998    3.04%
1999    1.83%
2000  -11.45%



The highest quarterly return for the Portfolio from January 1, 1991 to December 31, 2000 was 11.25% (for the quarter ended 3/31/91) and the lowest quarterly return was -14.39% (for the quarter ended 3/31/94).

This table compares the Portfolio's average annual returns to the returns of the Lehman Single "B" Index and the First Boston High Yield Index for 1, 5 and 10 calendar years.

PERFORMANCE TABLE

                         1 Year       5 Year           10 Year

High Income Bond       -ll.45%         3.80%            8.46%
Lehman Single "B"      - 9.18%         3.88%           10.61%
Credit Suisse High
   Yield Index          -4.87%         4.58%           11.23%


The Lehman Brothers Single "B" is comprised of securities with an issue size of over $100 million which are fixed rate, U.S. dollar denominated and are rated "high yield" by Moody's. The First Boston High Yield Index is designed to mirror the investable universe of the high yield public debt market. Bonds in the Index are U.S. dollar denominated and rated Split BBB and below.

INVESTMENT STYLES

While  each   Portfolio  has  its  own  investment   objectives,   policies  and
limitations, certain Portfolios are managed under a "growth" investment style, or a blend of "value" and "growth" investment styles.

Under a growth investment style, the portfolio manager seeks out stocks of companies that are projected to grow at above-average rates and may appear poised for a period of accelerated earnings. A growth style manager is willing to pay a higher share price in the hope that the stock's earnings momentum will carry the stock's price higher.

Under a value oriented investment style, the portfolio manager buys stocks that are selling for less than their perceived market value. This would include stocks that are currently under-researched or are temporarily out of favor. One of the most common ways to identify value stocks is a low price-to-earnings ratio. Other criteria include a high dividend yield, a strong financial position and balance sheet, a recent company restructuring with the potential to realize hidden values, strong management, and low price-to-book value (net value of the company's assets).

As of the date of this prospectus, the Portfolios categorized by a "growth" style are: Small Cap Growth Portfolio, Growth Portfolio, Multiple Strategies Portfolio, and the Portfolio categorized as "value" is the Growth & Income Portfolio. The Portfolios categorized by a blend of value and growth styles are:
World Equity Portfolio and the Matrix Equity Portfolio.

                        MORE ABOUT PORTFOLIO INVESTMENTS

Certain of the investment techniques, instruments and risks associated with each Portfolio are referred to in the discussion that follows. Additional information appears in the Appendix to this Prospectus.

Equity Securities

Equity securities represent an ownership position in a company. The prices of equity securities fluctuate based on changes in the financial condition of the issuing company and on market and economic conditions. Companies sell equity securities to get the money they need to grow.

Stocks are one type of equity security. Generally, there are two types of stocks:

Common stock - Each share of common stock represents a part of the ownership of a company. The holder of common stock participates in the growth of a company through increasing stock price and dividends. If a company experiences difficulty, a stock price can decline and dividends may not be paid.

Preferred stock - Each share of preferred stock allows the holder to receive a dividend before the common stock shareholders receive dividends on their shares.

Other types of equity securities include, but are not limited to, convertible securities, warrants, rights and foreign equity securities such as ADRs, GDRs, EDRs and IDRs.

Fixed Income Securities

Fixed income securities include a broad array of short, medium and long term obligations, including notes and bonds. Fixed income securities may have fixed, variable or floating rates of interest, including rates of interest that vary inversely at a multiple of a designated or floating rate, or that vary according to changes in relative values of currencies. Fixed income securities generally involve an obligation of the issuer to pay interest on either a current basis or at the maturity of the security and to repay the principal amount of the security at maturity.

Bonds are one type of fixed income security and are sold by governments on the local, state and federal levels and by companies. Investing in a bond is like making a loan for a fixed period of time at a fixed interest rate. During the fixed period, the bond pays interest on a regular basis. At the end of the fixed period, the bond matures and the investor usually gets back the principal amount of the bond.

Fixed periods to maturity are categorized as:

  * Short-term  (generally less than 12 months)
  * Intermediate-  or Medium-term (one to ten years)
  * Long-term (10 years or more)

Commercial paper - is a specific type of corporate or short-term note. In fact, it is very short-term, being paid in less than 270 days. Most commercial paper matures in 50 days or less.

Mortgage-backed securities - are securities representing interests in "pools" of mortgage loans securitized by residential or commercial property. Payments of interest and principal on these securities are generally made monthly, in effect, "passing through" monthly payments made by individual borrowers on the mortgage loans which underlie the securities.

U.S.  Government  securities - are  obligations  of, or  guaranteed  by the U.S.
Government or its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes, bonds and securities issued by GNMA, are supported by the full faith and credit of the U.S.; others such as securities issued by the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Treasury; others such as those of FNMA, and FHLMC are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations, while still others such as those of the Student Loan Marketing Association, the Tennessee Valley Authority and the Small Business Authority are supported only by the credit of the instrumentality. High quality money market instruments may include:

  *  Cash and cash equivalents
  *  U.S. Government securities
  * Certificates of deposit or other obligations of U.S. banks with total assets in excess of $1 billion
  * Corporate debt obligations with remaining maturities of 12 months or less
  *  Commercial  paper sold by  corporations  and finance  companies
  * Repurchase agreements, money market securities of foreign issuers payable in U.S. dollars, asset-backed securities, loan participations and adjustable rate securities
  *  Bankers' acceptances
  *  Time deposits

Bonds, commercial paper and mortgage-backed securities are not the only types of fixed income securities. Other fixed income securities and instruments include, but are not limited to,

  *  convertible  bonds,  debentures  and  notes
  *  asset-backed  securities
  *  certificates  of  deposit
  *  fixed  time  deposits
  *  bankers'  acceptances
  *  repurchase agreements
  *  reverse repurchase agreements

Money Market Instruments

All of the Portfolios may invest in high quality money market instruments. A money market instrument is high quality when it is rated in one of the two highest rating categories by S&P or Moody's or another nationally recognized service, or if unrated, deemed high quality by the Adviser or a Sub-Adviser.

Foreign Securities

Foreign securities are the equity, fixed income or money market securities of foreign issuers. Securities of foreign issuers include obligations of foreign branches of U.S. banks and of foreign banks, common and preferred stocks, and fixed income securities issued by foreign governments, corporations and supranational organizations. They also include ADRs, GDRs, IDRs and EDRs.

ADRs are certificates issued by a U.S. bank or trust company and represent the right to receive securities of a foreign issuer deposited in a domestic bank or foreign branch of a U.S. Bank. GDRs, IDRs and EDRs are receipts evidencing an arrangement with a non-U.S. bank.

Portfolio Turnover

Portfolio turnover occurs when a Portfolio sells its investments and buys new ones. In some Portfolios, high portfolio turnover occurs when they engage in frequent trading as part of their investment strategy.

High portfolio turnover may cause a Portfolio's expenses to increase. For example, a Portfolio may have to pay brokerage fees and other related expenses. A portfolio turnover rate of 100% or more a year is considered high. A high rate increases a Portfolio's transaction costs and expenses.

Portfolio turnover rates for each Portfolio are found in the Financial Highlights section of this Prospectus.

A Word About Risk

As described in the fact sheet for each Portfolio, participation in a Portfolio involves risk - even the risk that you will receive a minimal return on your investment or the value of your investment will decline. It is important for you to consider carefully the following risks when you allocate purchase payments or premiums to the Portfolios.

Market Risk

Market risk refers to the loss of capital resulting from changes in the price of investments. Generally, equity securities are considered to be subject to market risk. For example, market risk occurs when the expectations of lower corporate profits in general cause the broad market of stocks to fall in price. When this happens, even though a company may be experiencing a growth in profits, the price of its stock could fall.

Growth Investing Risk

This investment approach has additional risk associated with it due to the volatility of growth stocks. Growth companies usually invest a high portion of earnings in their businesses, and may lack the dividends of value stocks that can cushion prices in a falling market. Also, earnings disappointments often lead to sharply falling prices because investors buy growth stocks in anticipation of superior earnings growth.

Value Investing Risk

This investment approach has additional risk associated with it because the Portfolio manager's judgment that a particular security is undervalued in relation to the company's fundamental economic values may prove incorrect.

Credit Risk

Credit risk refers to the risk that an issuer of a fixed income security may be unable to pay principal or interest payments due on the securities. To help the Portfolios' Sub-Advisers decide which corporate and foreign fixed income securities to buy, they rely on Moody's and S&P (two nationally recognized bond rating services), and on their own research, to lower the risk of buying a fixed income security of a company that may not pay the interest or principal on the fixed income security.

The credit risk of a portfolio depends on the quality of its investments. Fixed income securities that are rated as investment grade have ratings ranging from AAA to BBB. These fixed income securities are considered to have adequate ability to make interest and principal payments.

Interest Rate Risk

Interest rate risk refers to the risk that fluctuations in interest rates may affect the value of interest paying securities in a Portfolio. Fixed income securities such as U.S. Government bonds are subject to interest rate risk. If a Portfolio sells a bond before it matures, it may lose money, even if the bond is guaranteed by the U.S. Government. Say, for example, a Portfolio bought an intermediate government bond last year that was paying interest at a fixed rate of 6%, it will have to sell it at a discount (and realize a loss) to attract buyers if they can buy new bonds paying an interest rate of 7%.

Risks of Investing in Below  Investment  Grade Bonds or Junk Bonds

Investing in below investment grade bonds, such as the lower quality, higher yielding bonds called junk bonds, can increase the risks of loss for a Portfolio. Junk bonds are bonds that are issued by small companies or companies with limited assets or short operating histories. These companies are more likely than more established or larger companies to default on the bonds and not pay interest or pay back the full principal amount. Third parties may not be willing to purchase the bonds from the Portfolios, which means they may be difficult to sell and some may be considered illiquid. Because of these risks, the companies issuing the junk bonds pay higher interest rates than companies issuing higher grade bonds. The higher interest rates can give investors a higher return on their investment.

Prepayment Risk

Prepayment risk is the risk that the holder of a mortgage underlying a mortgage-backed security owned by the Portfolio will prepay principal, particularly during periods of declining interest rates. This will reduce the stream of cash payments that flow through to the Portfolio. Securities subject to prepayment risk also pose a potential for loss when interest rates rise. Rising interest rates may cause prepayments to occur at a slower rate than expected thereby lengthening the maturity of the security and making it more sensitive to interest rate changes.

Risks Associated with Foreign Securities

A foreign security is a security issued by an entity domiciled or incorporated outside of the U.S. Among the principal risks of owning foreign securities are:

Political Risk: the risk that a change in a foreign government will occur and that the assets of a company in which the Portfolio has invested will be affected. In some countries there is the risk that the government may take over the assets or operations of a company and/or that the government may impose taxes or limits on the removal of a Portfolio's assets from that country.

Currency Risk: the risk that a foreign currency will decline in value. As long as a Portfolio holds a security denominated in a foreign currency, its value will be affected by the value of that currency relative to the U.S. dollar. An increase in the value of the U.S. dollar relative to a foreign currency will adversely affect the value of the Portfolio.

Liquidity Risk: foreign markets may be less liquid and more volatile than U.S. markets and offer less protection to investors. Certain markets may require payment for securities before delivery and delays may be encountered in settling securities transactions. In some foreign markets there may not be protection against failure by other parties to complete transactions.

Limited Information Risk: the risk that less government supervision of foreign markets may occur. Foreign issuers may not be subject to the uniform accounting, auditing and financial reporting standards and practices that apply to U.S. issuers. In addition, less public information about their operations may exist.

Emerging Market Country Risk: the risks associated with investment in foreign securities are heightened in connection with investments in the securities of issuers in emerging markets countries. Such countries are generally defined as countries in the initial stages of their industrialization cycles with low per capita income. Although the markets of these developing countries offer higher rates of return, they also pose additional risks to investors, including immature economic structures, national policies restricting investments by foreigners and different legal systems.

Settlement and Clearance Risk: the risks associated with the different clearance and settlement procedures that are utilized in certain foreign markets. In certain foreign markets, settlements may be unable to keep pace with the volume of securities transactions, which may cause delays. If there is a settlement delay, a Portfolio's assets may be uninvested and not earning returns. A Portfolio also may miss investment opportunities or be unable to dispose of a security because of these delays.



Managing Investment Risks

In pursuing their investment objectives, each Portfolio assumes investment risk.

The Portfolios try to limit their investment risk by diversifying their investment portfolios across different industry sectors.

Defensive Investment Strategy

Under normal market conditions, none of the Portfolios intends to have a substantial portion of its assets invested in cash or money market instruments, although the U.S. Government Bond Portfolio will have a substantial portion of its assets in U.S. Government securities. When a Sub-Adviser determines that adverse market conditions exist, a Portfolio may adopt a temporary defensive posture and invest entirely in cash and money market instruments. When a Portfolio is invested in this manner, it may not be able to achieve its investment objective.

Hedging Strategies

Each Portfolio may use investment strategies to limit the risk of price fluctuations and preserve capital. The strategies which may be used by all the Portfolios include, but are not limited to, financial futures contracts, options on financial futures, options on broad market indices and options on securities.

Certain Portfolios may purchase and sell foreign currencies on a spot basis in connection with the settlement of transactions traded in such foreign currencies. These Portfolios may also hedge the risks associated with their investments by entering into forward foreign currency contracts and foreign currency futures and options contracts, generally in anticipation of making investments in companies whose securities are denominated in those currencies.

These investments are often referred to as derivatives. Suitable derivatives for hedging purposes may not always be available.

MANAGEMENT OF THE TRUST

The Adviser, a Massachusetts corporation, has been in the investment advisory business since 1994. The Adviser's address is 2122 York Road, Suite 300, Oak Brook, Illinois 60523. The Adviser has been the investment adviser for the Small Cap Growth and Growth & Income Portfolios since their inception and for the other Portfolios since April 1, 1994.

The Adviser is a wholly-owned subsidiary of First Variable Life, the ultimate parent of which is Irish Life & Permanent plc., a leading insurance and financial services group in Ireland with total assets of over $27.4 billion at December 31, 2000.


The Adviser oversees the Portfolio's day-to-day operations and supervises the purchase and sale of Portfolio investments. The Adviser employs Sub-Advisers to make investment decisions for each of the Portfolios.

The Adviser serves in its capacity as investment adviser through an investment advisory agreement it enters into with the Trust. The Investment Advisory Agreement provides for the Trust to pay all expenses not specifically assumed by the Adviser. Examples of expenses paid by the Trust include custodial fees, and the fees of outside legal and auditing firms. The Trust allocates these expenses to each Portfolio in a manner approved by the Trustees. The Investment Advisory Agreement is renewed each year by the Trustees.

Advisory Fees

Each Portfolio pays the Adviser a fee based on its average daily net asset value. A Portfolio's net asset value is the total value of the Portfolio's assets minus all liabilities.

During 2000, the most recent fiscal year of the Portfolios, each of the Portfolios paid the Adviser the following percentage of its average daily net assets as compensation for its services as investment adviser to the Portfolios:

Portfolio                Advisory Fee Paid
------------             -----------------
Small Cap Growth               .85%
World Equity                   .70%
Growth                         .70%
Matrix Equity                  .65%
Growth & Income                .75%
Multiple Strategies            .70%
High Income Bond               .70%
U.S. Government Bond           .60%

The percentage of net assets paid to the Adviser as an investment advisory fee for certain Portfolios changes with the amount of net assets in the Portfolio. Generally, the larger the net assets, the lower the fees as a percentage of net assets.

As full compensation for its services under the Investment Advisory Agreement, the Trust pays Adviser a monthly fee at the annual rates shown in the table below based on the average daily net assets of each Portfolio.

   PORTFOLIO          ADVISORY FEE (ANNUAL RATE ON AVERAGE DAILY NET ASSETS OF EACH PORTFOLIO)
   ---------          ------------------------------------------------------------------------
Small Cap Growth      .85 % of average net assets

World Equity          .70 % of first $200 million
                      .625 % of next $300 million
                      .50 % of average net assets over and above $500 million

Growth                .70 % of average net assets

Matrix Equity         .65 % of first $100 million
                      .55 % of average net assets over and above $100 million

Growth & Income       .75 % of average net assets

Multiple Strategies   .70 % of average net assets

High Income  Bond     .70 % of first $40  million
                      .65 % of next $20 million
                      .55 % of next $15 million
                      .50 % of average net assets over and above $75 million

U.S. Government Bond  .60 % of first $200 million
                      .50% of  average net assets over and above $200 million

The Adviser and First Variable Life, as of May 1, 2001, no longer reimburse Portfolio expenses. Prior to May 1, 2001, the Adviser and First Variable Life had reimbursed expenses to the extent that expenses of a Portfolio, other than Adviser's compensation, exceeded the annual rate of 0.50% of a Portfolio's average net assets (0.25% in the case of the U.S. Government Bond Portfolio).


First Variable Life and the Adviser have entered into an Investment Advisory Services Agreement, dated April 1, 1994, the purpose of which is to ensure that the Adviser, which is minimally capitalized, has adequate facilities and financing for the carrying on of its business. Under the terms of the Agreement, First Variable Life is obligated to provide the Adviser with adequate capitalization in order for the Adviser to meet any minimum capital requirements. First Variable Life is further obligated to reimburse the Adviser or assume payment for any obligation incurred by the Adviser and to provide the Adviser with facilities and personnel sufficient for the Adviser to perform its obligations under the Investment Advisory Agreement.

During fiscal 2000, total expenses, including investment advisory fees, of each of the Portfolios amounted to the following percentages of average net assets, reflecting an expense limitation in effect during the period:

Growth  Portfolio  - 1.03%
Growth & Income  Portfolio  - 1.25%
High Income Bond Portfolio - 1.20%
Matrix Equity Portfolio - 1.15%
Multiple Strategies  Portfolio - 1.08%
Small Cap Growth Portfolio - 1.35%
U.S. Government Bond Portfolio - .85%
World Equity Portfolio - 1.20%


Sub-Advisers

For all of the Portfolios, the Adviser works with Sub-Advisers, financial service companies that specialize in certain types of investing. However, the Adviser still retains ultimate responsibility for managing the Portfolios. The Sub-Adviser's role is to make investment decisions for the Portfolios according to each Portfolio's investment objectives and restrictions.

The following organizations act as Sub-Advisers to the Portfolio:

    FEDERATED INVESTMENT COUNSELING ("FEDERATED"), Federated Investors Tower, Pittsburgh, PA 15222, is the Sub-Adviser for the High Income Bond Portfolio. Federated, organized as a Delaware business trust on April 11, 1989, is registered as an investment adviser under the Advisers Act. Federated acts as investment adviser to corporate clients, as well as sub-adviser to separate accounts of variable annuity and life insurance products.


Federated is a wholly-owned subsidiary of Federated Investors, Inc. All of the Class A (voting) Shares of Federated Investors, Inc. are owned by a trust, the trustees of which are John F. Donahue, Chairman and Trustee of Federated Investors, Inc., Mr. Donahue's wife, and Mr. Donahue's son, J. Christopher Donahue, who is President and Trustee of Federated Investors, Inc.

Mr. Mark E. Durbiano is the portfolio manager for Federated for the High Income Bond Portfolio. Mr. Durbiano joined Federated Investors in 1982, has been the portfolio manager of the High Income Bond Portfolio since April 1, 1994, and is a Senior Vice President of advisory affiliates of Federated. Mr. Durbiano is a Chartered Financial Analyst and received his MBA in Finance from the University of Pittsburgh.

VALUE LINE, INC. ("VALUE LINE"), 220 East 42nd Street, New York, NY 10017-5891, is the Sub-Adviser for the Growth Portfolio and the Multiple Strategies Portfolio.

Value Line was organized in 1982 and is the successor to substantially all of the operations of Arnold Bernhard & Co., Inc. ("AB&Co."). Value Line was formed as part of a reorganization of AB&Co., a sole proprietorship formed in 1931 which became a New York corporation in 1946. AB&Co. currently owns approximately 81% of the outstanding shares of Value Line's stock. Jean Bernhard Buttner, Chairman, Chief Executive Officer and President of Value Line, owns substantially all of the voting stock of AB&Co. All of the non-voting stock is owned by or for the benefit of the Bernhard family. Value Line currently acts as investment adviser to the other Value Line mutual funds and furnishes investment counseling services to private and institutional accounts.


Nancy L. Bendig is the portfolio manager for Value Line, Inc. for the Growth and Multiple Strategies Portfolios. Ms. Bendig has been a portfolio manager for Value Line, Inc. since 1994. She received her B.A. from Queens College and her MBA from St. John's University.

STRONG CAPITAL MANAGEMENT, INC. ("STRONG"), One Hundred Heritage Reserve, P.O. Box 2936, Milwaukee, WI 53201, is the Sub-Adviser for the U.S. Government Bond Portfolio.

Strong began conducting business in 1974. Since then, its principal business has been providing continuous investment supervision for individuals, and institutional accounts, such as pension funds and profit-sharing plans as well as mutual funds. Mr. Richard S. Strong is the controlling shareholder of Strong. Strong also acts as investment adviser for each of the mutual funds comprising the Strong Family of Funds.


Mr. Bradley C. Tank co-manages the U.S. Government Bond Portfolio, the Bond Fund and the Short-Term Bond Fund for Strong. He has over 16 years of investment experience. Mr. Tank joined Strong as a portfolio manager in June 1990. He has managed or co-managed the U.S. Government Bond Portfolio since he joined Strong. For eight years prior to joining Strong, he worked for Salomon Brothers Inc. He was a vice president and fixed income specialist for six years and for the two years prior to that, a fixed income specialist. He received his bachelors degree in English from the University of Wisconsin in 1980 and his Masters of Business Administration in Finance from the University of Wisconsin in 1982, where he also completed the Applied Securities Analysis Program. Mr. Tank chairs Strong's Fixed Income Investment Committee.

Mr. Thomas A. Sontag co-manages the U.S. Government Bond Portfolio. He has over 16 years of industry experience. He joined Strong in November 1998 as a co-portfolio manager of the U.S. Government Bond Portfolio. For 12 years prior to joining Strong, Mr. Sontag worked at Bear Stearns & Co., most recently serving as a Managing Director in the Fixed Income Department from 1990 to November 1998. From September 1982 until December 1985, Mr. Sontag was employed in the Fixed Income Department at Goldman Sachs & Co. Mr. Sontag received his bachelors degree in Economics and Finance from the University of Wisconsin in 1981 and his Masters of Business Administration in Finance from the University of Wisconsin in 1982.


SSgA FUNDS MANAGEMENT, INC. ("SSGA FUNDS MANAGEMENT"), Two International Place, Boston, MA 02110, is the Sub-Adviser for the Matrix Equity Portfolio.

SSgA Funds Management provides the investment management for the Portfolio.

Prior to May 1, 2001, the Portfolio's sub-adviser was State Street Global Advisors ("SSgA"), an investment management division of State Street Bank and Trust Company. SSgA Funds Management is a new corporation formed by SSgA to provide investment advisory services to registered investment companies, effective as of May 1, 2001. All of the same personnel, including portfolio managers, who provided services to the Portfolio for SSgA, will continue to provide these services as employees of SSgA Funds Management.

SSgA uses a team approach in managing the Portfolio. The team of managers is headed by Richard B. Weed. Mr. Weed has managed the Portfolio since September 1996. Mr. Weed received his B.S. from Worcester Institute, an M.S. from MIT Sloan School of Management and an M.S. from Northeastern University. He is a member of the Boston Security Analyst Society.

EVERGREEN INVESTMENT MANAGEMENT COMPANY ("EVERGREEN INVESTMENT"), 200 Berkeley Street, Boston, MA 02116-5034, is the Sub-Adviser for the World Equity Portfolio.

Evergreen Investment (formerly known as Keystone Investment Management Company) was organized in 1932 as a Delaware corporation. First Union Keystone, Inc. ("Keystone") is the corporate parent of wholly-owned operating subsidiaries, which include Evergreen Investment. Keystone is a wholly-owned subsidiary of FUNB-NC which, in turn, is owned by First Union Corporation ("First Union"). First Union is a publicly owned multibank holding company registered under the federal Bank Holding Company Act of 1956, as amended. First Union and its subsidiaries provide a broad range of financial services.

Mr. Gilman C. Gunn, III is the portfolio manager for Evergreen Investment for the foreign equity component of the World Equity Portfolio. Mr. J. Gary Craven is the senior portfolio manager for Evergreen Investment for the U.S. equity component of the World Equity Portfolio. Messrs. Gunn and Craven have been the portfolio managers since April 1994 and November 1996, respectively.

Prior to joining Evergreen Investment, Mr. Gunn spent 7 years in London as head of Investment Research for Paribas Capital Markets. He spent two years in Kuwait as Advisor to the Kuwait International Investment Company and also one year in Thailand. Before going overseas, Mr. Gunn managed an $800 million bond portfolio for The Chubb Corporation in New York. Mr. Gunn received his M.B.A. from N.Y.U. and has been quoted extensively in The Wall Street Journal, Barrons, Business Week, Forbes and international publications.

Mr. J. Gary Craven is a Senior Vice President, Senior Portfolio Manager and Head of Keystone's Small Cap Growth Team. His broad career experience includes public accounting, small business management and retail brokerage. At Invista Capital Management, Gary served as an equity Analyst and Portfolio Manager on both emerging growth and growth portfolios. He is a graduate of the University of Iowa, has 14 years investment experience and is both a Certified Public Accountant and a Chartered Financial Analyst.


CREDIT SUISSE ASSET MANAGEMENT, LLC, ("CSAM") 466 Lexington Avenue, New York, New York 10017-3147, is the Sub-Adviser for the Growth & Income Portfolio. CSAM is a member of Credit Suisse Asset Management, the institutional asset management and mutual fund arm of Credit Suisse Group (Credit Suisse), one of the world's leading banks. Credit Suisse Asset Management has offices in 14 countries, including SEC-registered offices in New York and London; other offices (such as those in Budapest, Frankfurt, Milan, Moscow, Paris, Prague, Sydney, Tokyo, Warsaw and Zurich) are not registered with the U.S. Securities and Exchange Commission.

Scott T. Lewis and Robert E. Rescoe are responsible for the day-to-day management of the Portfolio. Mr. Lewis has been with CSAM since 1999 as a result of the acquisition of Warburg Pincus Asset Management, Inc. (Warburg Pincus) by Credit Suisse Group (Credit Suisse). Mr. Lewis joined Warburg Pincus in 1986 and received B.S. and M.B.A. Degrees from New York University. Mr. Rescoe has been with CSAM since 1999 as a result of the acquisition of Warburg Pincus by Credit Suisse. Mr. Rescoe joined Warburg Pincus in 1993 and received a B.A. Degree in Political Science from Tulane University and an M.B.A. Degree in Finance from the University of Texas.




PILGRIM BAXTER & ASSOCIATES, LTD. ("PILGRIM BAXTER"), 825 Duportail Road, Wayne, Pennsylvania 19087, is the Sub-Adviser for the Small Cap Growth Portfolio.
Pilgrim Baxter is a professional investment management firm and registered investment adviser that, along with its predecessors, has been in business since 1982. Through a tender offer completed on September 26, 2000 and a merger completed on October 5, 2000, Old Mutual plc, an English public limited company, acquired the outstanding common stock of United Asset Management Corporation, the parent company of Pilgrim Baxter. Old Mutual is an international financial services group based in London, with operations in life assurance, asset management, banking and general insurance. Old Mutual's principal offices are located at 3rd Floor, Lansdowne House, 57 Berkely Square, London, WIX 5DH, United Kingdom. In addition to advising the Portfolio, Pilgrim Baxter provides advisory services to pension plans, profit sharing plans and other investment companies.


Peter J. Niedland, CFA has been responsible for the day-to-day management of the Portfolio since November 1998. Gary L. Pilgrim, CFA has been responsible for oversight management of the Small Cap Growth Portfolio's investments since the Portfolio's inception. Mr. Niedland worked on the development of Pilgrim Baxter's proprietary research program, QRS. He received his B.A. from the University of Richmond and is a Chartered Financial Analyst. Mr. Niedland has been with Pilgrim Baxter since May 1993. Mr. Pilgrim has been the Chief Investment Officer of Pilgrim Baxter since 1985.

Sub-Advisory Fees

Under the Sub-Advisory Agreements, the Adviser has agreed to pay each Sub-Adviser a fee for its services out of the fees the Adviser receives from the Portfolios. During 2000, the most recent fiscal year of the Portfolios, the Adviser paid the Sub-Advisers fees based on the following percentages of each Portfolio's average daily net assets:

Portfolio                       Sub-Advisory Fee Paid
-------------------------------------------------------
Small Cap Growth                        .60%
World Equity                            .45%
Growth                                  .45%
Matrix Equity                           .40%
Growth & Income                         .50%
Multiple Strategies                     .45%
High Income Bond                        .45%
U.S. Government Bond                    .35%


The percentage of net assets paid to the Sub-Advisers as fees for their services for certain Portfolios changes with the amount of net assets in the Portfolio. Generally the larger the net assets, the lower the fees as a percentage of net assets.

Under the terms of each Sub-Advisory Agreement, the Adviser is obligated to pay each Sub-Adviser, as full compensation for services rendered under the
Sub-Advisory Agreement with respect to each Portfolio, monthly fees at the following annual rates based on the average daily net assets of each Portfolio:

                              Average Daily
Portfolio                      Net Assets             Sub-Advisory Fee
-------------------------------------------------------------------------
Small Cap Growth                 ----                      .60%

World Equity                  First $200 million           .45%
                              Next $300 million           .375%
                              Over $500 million            .25%

Growth                           ----                      .45%

Matrix Equity                 First $100 million           .40%
                              Over $100 million            .30%

Growth & Income                  ----                      .50%

Multiple Strategies              ----                      .45%

High Income Bond              First $40 million            .45%
                              Next $20 million             .40%
                              Next $15 million             .30%
                              Over $75 million             .25%

U.S. Government Bond          First $200 million           .35%
                              Over $200 million            .25%


                       GENERAL INFORMATION ABOUT THE TRUST

Distribution and Redemption

All Portfolios of the Trust sell shares to the separate accounts ("Variable Accounts") of First Variable Life as a funding vehicle for the Contracts offered by First Variable Life. No fee is charged upon the sale or redemption of the Trust's shares. Expenses of the Trust are passed through to the Variable Accounts of First Variable Life, and therefore, are ultimately borne by Contract owners. In addition, other fees and expenses are assessed by First Variable Life at the separate account level. (See the Prospectus for the Contract for a description of all fees and charges relating to the Contract.) As of the effective date of this Prospectus, the shares of the Portfolios of the Trust are no longer offered for sale.

Price of Shares

The Portfolios will buy or sell shares at the price determined at the end of each day during which the New York Stock Exchange is open for trading (see Net Asset Value, below). The Portfolios must receive your order by 4:00 p.m. Eastern time for you to receive the price for that day. The Portfolios will buy or sell shares for orders they receive after 4:00 p.m. at the price calculated for the next day on which the New York Stock Exchange is open.

Placing Orders for Shares

The prospectus for your Contract describes the procedures for investing your purchase payments or premiums in shares of the Portfolios. You may obtain a copy of that prospectus, free of charge, from First Variable Life or from the person who sold you the Contract. The Adviser and First Variable Life will not consider an order to buy or sell shares in the Portfolios as received until the order meets the requirements for documentation or signatures described in the prospectus for your Contract. The Portfolios do not charge any fees for selling (redeeming) shares.

Payment for Redemptions

Payment for orders to sell (redeem) shares will be made within seven days after the Adviser receives the order.

Suspension or Rejection of Purchases and Redemptions

The Portfolios may suspend the offer of shares, or reject any specific request to purchase shares from a Portfolio at any time. The Portfolios may suspend their obligation to redeem shares or postpone payment for redemptions when the New York Stock Exchange is closed or when trading is restricted on the Exchange for any reason, including emergency circumstances established by the Securities and Exchange Commission.

Right to Restrict Transfers

Neither the Trust nor the Variable Accounts are designed for professional market timing organizations, other entities, or individuals using programmed, large and/or frequent transfers. The Variable Accounts, in coordination with the Trust, reserve the right to temporarily or permanently refuse exchange requests if, in the Adviser's judgment, a Portfolio would be unable to invest effectively in accordance with its investment objectives and policies, or would otherwise potentially be adversely affected. In particular, a pattern of exchanges that coincides with a "market timing" strategy may be disruptive to a Portfolio and therefore may be refused. Investors should consult the Variable Account prospectus that accompanies this Trust Prospectus for information on other specific limitations on the transfer privilege.

Net Asset Value

The value or price of each share of each Portfolio (net asset value per share) is calculated at the close of business, usually 4:00 p.m. Eastern time, of the New York Stock Exchange, every day that the New York Stock Exchange is open for business. The value of the shares held by each Portfolio at the end of the day, is determined by dividing the total assets of the Portfolio, less all liabilities, by the total number of shares outstanding. This value is provided to First Variable Life, which uses it to calculate the value of your interest in your Contract. It is also the price at which shares will be bought or sold in the Portfolios for orders they received that day.

The value of the investments of the Portfolio is determined by obtaining market quotations, where available, usually from pricing services. Short-term debt instruments maturing in less than 60 days are valued at amortized cost. Securities for which market quotations are not available are valued at their fair value as determined, in good faith, by the Adviser based on policies adopted by the Board of Trustees.

Some of the Portfolios trade securities on foreign markets or in foreign currencies. Those markets are open at different times and occasionally on different days than securities traded on the New York Stock Exchange. Exchange rates for foreign currencies are usually determined at 1:00 p.m. Eastern time rather than 4:00 p.m. Eastern time. These factors may mean that the value of the securities held by these Portfolios may change after the close of business of the New York Stock Exchange.

Dividends and Distributions

Each Portfolio will declare and distribute dividends from net ordinary income and will distribute its net realized capital gains, if any, at least annually. First Variable Life generally directs that all dividends and distributions of the Portfolios be reinvested in the Portfolios under the terms of the Contracts.

Tax Matters

The Trust intends to qualify as a regulated investment company under the tax law and, as such, distributes substantially all of each Portfolio's ordinary net income and net capital gains each calendar year as a dividend to the separate accounts funding the Contracts to avoid an excise tax on certain undistributed amounts. The Trust expects to pay no income tax. Dividends are reinvested in additional full and partial shares of the Portfolio as of the dividend payment date.

The Trust and its Portfolios intend to comply with special diversification and other tax law requirements that apply to investments under the Contracts. Under these rules, shares of the Trust will generally only be available through the
purchase  of  a  variable  life  insurance  or  annuity  contract.   Income  tax
consequences to Contract owners who allocate purchase payments or premiums to Trust shares are discussed in the prospectus for the Contracts that accompanies this Prospectus.

Additional Information

This Prospectus sets forth concisely the information about the Trust and each Portfolio that you should know before you invest money in a Portfolio. Please read this Prospectus carefully and keep it for future reference. The Trust has prepared and filed with the Securities and Exchange Commission (Commission) a Statement of Additional Information that contains more information about the Trust and the Portfolios. You may obtain a free copy of the Statement of Additional Information from your registered representative who offers you the Contract. You may also obtain copies by calling the Trust at 1-800-228-1035 or by writing to the Trust at the following address: 2122 York Road, Suite 300, Oak Brook, Illinois 60523.

Mixed and Shared Funding

The Portfolios may sell their shares to insurance companies as investments under both variable annuity contracts and variable life insurance policies. We call this mixed funding. The Portfolios may also sell shares to more than one insurance company. We call this shared funding. Under certain circumstances, there could be conflicts between the interests of the different insurance companies, or conflicts between the different kinds of insurance products using the Portfolios. If conflicts arise, the insurance company with the conflict might be forced to redeem all of its interest in the Portfolio. If the Portfolio is required to sell a large percentage of its assets to pay for the redemption, it may be forced to sell the assets at a discounted price. The Board of Trustees will monitor the interests of the insurance company shareholders for conflicts to attempt to avoid problems.

Legal Proceedings

Neither the Trust nor any Portfolio is involved in any material legal proceedings. Neither the Adviser nor any Sub-Adviser is involved in any legal proceedings that if decided against any such party would materially affect the ability of the party to carry out its duties to the Portfolios. None of such persons is aware of any litigation that has been threatened.


                              FINANCIAL HIGHLIGHTS

The Financial Highlights table is intended to help you understand each Portfolio's financial performance for the period shown. Certain information reflects financial results for a single Portfolio share. The total return figures in the table represent the rate that an investor would have earned on an investment in the Trust (assuming reinvestment of all dividends and distributions). Your total return would be less due to the fees and charges under your variable annuity contract or variable life insurance policy. Ernst & Young LLP has audited this information and its report and the Trust's financial statements, are included in the Statement of Additional Information, which is available upon request.





                         VARIABLE INVESTORS SERIES TRUST
                           SMALL CAP GROWTH PORTFOLIO
                              FINANCIAL HIGHLIGHTS
                 (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)


                                                                           YEAR ENDED DECEMBER 31,
                                                     ------------------------------------------------------------------
                                                     2000            1999           1998             1997          1996
                                                     ----            ----           ----             ----          ----
NET ASSET VALUE AT BEGINNING OF PERIOD......       $ 27.265       $  15.098      $  15.578      $  16.050      $  12.638
INCOME FROM INVESTMENT OPERATIONS:
   Net Investment Loss......................           (0.371) (3)   (0.199) (3)    (0.000)        (0.152)        (0.091)
   Net Realized and Unrealized Gain
      (Loss) on Investments.................         (2.562)         12.366         (0.480)         0.243          3.560
                                                   --------       ---------      ---------      ---------      ---------
TOTAL FROM INVESTMENT OPERATIONS............         (2.933)         12.167         (0.480)         0.091          3.469
                                                   --------       ---------      ---------      ---------      ---------
LESS DISTRIBUTIONS:
   From Net Investment Income...............         (0.000)         (0.000)        (0.000)        (0.000)        (0.000)
   From Net Realized Capital Gains..........         (4.094)         (0.000)        (0.000)        (0.435)        (0.057)
   In Excess of Net Realized Capital Gains..         (0.000)         (0.000)        (0.000)        (0.128)        (0.000)
                                                   --------       ---------      ---------      ---------      ---------
   Total Distributions......................         (4.094)         (0.000)        (0.000)        (0.563)        (0.057)
                                                   --------       ---------      ---------      ---------      ---------

NET ASSET VALUE AT END OF PERIOD............       $ 20.238       $  27.265      $  15.098      $  15.578      $  16.050
                                                   ========       =========      =========      =========      =========

TOTAL RETURN (1) (2)........................        (15.10)%         80.66%        (3.12)%          0.73%         27.39%
RATIOS & SUPPLEMENTAL DATA
Net Assets at End of Period (000's).........       $  19,383      $  19,098      $  14,638      $  18,254      $  13,803
   Ratios to Average Net Assets:
      Gross Expenses .......................           1.52%          1.68%          1.84%          1.79%          2.38%
      Net Expenses .........................           1.35%          1.35%          1.35%          1.35%          1.35%
      Net Investment Loss ..................         (1.30)%        (1.23)%        (1.20)%        (1.06)%        (0.90)%
   Portfolio Turnover Rate..................         141.51%        172.48%        105.35%        104.72%         72.66%


(1) Total returns would have been lower had certain expenses not been borne by the adviser or its affiliates.

(2) The performance of the Portfolio shown on this page does not reflect expenses and charges of the applicable separate accounts and variable products, all of which vary to a considerable extent and are described in your product's prospectus.

(3)    Based on monthly average shares outstanding during the period.



See notes to financial statements.

                         VARIABLE INVESTORS SERIES TRUST
                             WORLD EQUITY PORTFOLIO
                              FINANCIAL HIGHLIGHTS
                 (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)
                                   -CONTINUED-


                                                                           YEAR ENDED DECEMBER 31,
                                                     ------------------------------------------------------------------
                                                     2000            1999           1998             1997          1996
                                                     ----            ----           ----             ----          ----
NET ASSET VALUE AT BEGINNING OF PERIOD......       $ 20.844       $  13.618      $  14.084      $  15.062      $  13.823
INCOME FROM INVESTMENT OPERATIONS:
   Net Investment Income (Loss).............         (0.063) (3)      0.277          0.130          0.068          0.016
   Net Realized and Unrealized Gain
      (Loss) on Investments.................         (0.759)          7.176          0.593          1.392          1.647
                                                   --------       ---------      ---------      ---------      ---------
TOTAL FROM INVESTMENT OPERATIONS............         (0.822)          7.453          0.723          1.460          1.663
                                                   --------       ---------      ---------      ---------      ---------
LESS DISTRIBUTIONS:
   From Net Investment Income...............         (0.062)         (0.070)        (0.165)        (0.161)        (0.013)
   In Excess of Net Investment Income.......         (0.000)         (0.000)        (0.174)        (0.126)        (0.051)
   From Net Realized Capital Gains..........         (4.273)         (0.157)        (0.850)        (2.056)        (0.360)
   In Excess of Net Realized Capital Gains..         (0.000)         (0.000)        (0.000)        (0.095)        (0.000)
                                                   --------       ---------      ---------      ---------      ---------
   Total Distributions......................         (4.335)         (0.227)        (1.189)        (2.438)        (0.424)
                                                   --------       ---------      ---------      ---------      ---------

NET ASSET VALUE AT END OF PERIOD............       $ 15.687       $  20.844      $  13.618      $  14.084      $  15.062
                                                   ========       =========      =========      =========      =========

TOTAL RETURN (1) (2)........................          (6.01)%         55.46%          5.11%          9.98%         12.33%
RATIOS & SUPPLEMENTAL DATA
Net Assets at End of Period (000's).........       $ 15,091       $  24,946      $  23,400      $  24,772      $  24,534
   Ratios to average net assets:
      Gross Expenses .......................           1.70%           1.57%          1.51%          1.47%          1.50%
      Net Expenses .........................           1.20%           1.20%          1.20%          1.20%          1.20%
      Net Investment Income (Loss)..........          (0.32)%          1.71%          0.27%          0.25%          0.10%
   Portfolio Turnover Rate..................         224.01%         163.67%        150.22%        120.50%         61.14%


(1) Total returns would have been lower had certain expenses not been borne by the adviser or its affiliates.

(2) The performance of the Portfolio shown on this page does not reflect expenses and charges of the applicable separate accounts and variable products, all of which vary to a considerable extent and are described in your product's prospectus.

(3)    Based on monthly average shares outstanding during the period.

See notes to financial statements.

                         VARIABLE INVESTORS SERIES TRUST
                                GROWTH PORTFOLIO
                              FINANCIAL HIGHLIGHTS
                 (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)
                                   -CONTINUED-


                                                                           YEAR ENDED DECEMBER 31,
                                                     ------------------------------------------------------------------
                                                     2000            1999           1998             1997          1996
                                                     ----            ----           ----             ----          ----
NET ASSET VALUE AT BEGINNING OF PERIOD......       $ 53.018       $  41.004      $  34.702      $  30.623      $  25.866
INCOME FROM INVESTMENT OPERATIONS:
   Net Investment Loss......................         (0.151)(3)      (0.219)(3)     (0.000)        (0.082)        (0.063)
   Net Realized and Unrealized Gain
      (Loss) on Investments.................         (4.723)         13.957         11.465          7.226          6.736
                                                   --------       ---------      ---------      ---------      ---------
TOTAL FROM INVESTMENT OPERATIONS............         (4.874)         13.738         11.465          7.144          6.673
                                                   --------       ---------      ---------      ---------      ---------
LESS DISTRIBUTIONS:
   From Net Investment Income...............         (0.000)         (0.000)        (0.000)        (0.000)        (0.000)
   In Excess of Net Investment Income.......         (0.000)         (0.000)        (0.000)        (0.000)        (0.002)
   From Net Realized Capital Gains..........        (16.804)         (1.724)        (5.163)        (3.065)        (1.914)
                                                   --------       ---------      ---------      ---------      ---------
   Total Distributions......................        (16.804)         (1.724)        (5.163)        (3.065)        (1.916)
                                                   --------       ---------      ---------      ---------      ---------

NET ASSET VALUE AT END OF PERIOD............       $ 31.340       $  53.018      $  41.004      $  34.702      $  30.623
                                                   ========       =========      =========      =========      =========

TOTAL RETURN (1) (2)........................         (14.65)%         34.53%         33.29%         23.62%         25.74%
RATIOS & SUPPLEMENTAL DATA
   Net Assets at End of Period (000's)......       $ 58,792       $  78,815      $  84,863      $  65,273      $  54,565
   Ratios to average net assets:
      Gross Expenses........................           1.03%           1.02%          1.03%          1.10%          1.17%
      Net Expenses..........................           1.03%           1.02%          1.02%          1.10%          1.17%
      Net Investment Loss...................          (0.35)%         (0.49)%        (0.39)%        (0.25)%        (0.23)%
   Portfolio Turnover Rate..................          58.75%          56.23%         86.91%         54.74%         67.82%


(1) Total returns would have been lower had certain expenses not been borne by the adviser or its affiliates.

(2) The performance of the Portfolio shown on this page does not reflect expenses and charges of the applicable separate accounts and variable products, all of which vary to a considerable extent and are described in your product's prospectus.

(3)    Based on monthly average shares outstanding during the period.


See notes to financial statements.

                         VARIABLE INVESTORS SERIES TRUST
                             MATRIX EQUITY PORTFOLIO
                              FINANCIAL HIGHLIGHTS
                 (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)
                                   -CONTINUED-


                                                                           YEAR ENDED DECEMBER 31,
                                                     ------------------------------------------------------------------
                                                     2000            1999           1998             1997          1996
                                                     ----            ----           ----             ----          ----
NET ASSET VALUE AT BEGINNING OF PERIOD......       $ 18.316       $  16.351      $  14.275      $  15.254      $  15.704
INCOME FROM INVESTMENT OPERATIONS:
   Net Investment Income (Loss).............         (0.001)(3)       0.011          0.047          0.287          0.659
   Net Realized and Unrealized Gain
      (Loss) on Investments.................         (1.945)          2.271          2.939          2.965          0.063
                                                   --------       ---------      ---------      ---------      ---------
TOTAL FROM INVESTMENT OPERATIONS............         (1.946)          2.282          2.986          3.252          0.722
                                                   --------       ---------      ---------      ---------      ---------
LESS DISTRIBUTIONS:
   From Net Investment Income...............         (0.014)         (0.000)        (0.056)        (0.291)        (0.654)
   In Excess of Net Investment Income.......         (0.000)         (0.000)        (0.041)        (0.000)        (0.000)
   From Net Realized Capital Gains..........         (4.131)         (0.317)        (0.813)        (3.940)        (0.518)
                                                   --------       ---------      ---------      ---------      ---------
   Total Distributions......................         (4.145)         (0.317)        (0.910)        (4.231)        (1.172)
                                                   --------       ---------      ---------      ---------      ---------

NET ASSET VALUE AT END OF PERIOD............       $ 12.225       $  18.316      $  16.351      $  14.275      $  15.254
                                                   ========       =========      =========      =========      =========

TOTAL RETURN (1) (2)........................         (13.66)%         14.14%         21.11%         22.05%          4.62%
RATIOS & SUPPLEMENTAL DATA
   Net Assets at End of Period (000's)......       $ 13,917      $   22,246      $  22,251      $  14,521      $  14,448
   Ratios to average net assets:
      Gross Expenses........................           1.51%           1.27%          1.48%          1.54%          1.48%
      Net Expenses..........................           1.15%           1.15%          1.15%          1.15%          1.15%
      Net Investment Income (Loss)..........          (0.01)%          0.06%          0.36%          1.63%          3.74%
   Portfolio Turnover Rate..................         179.78%         127.65%        138.23%        169.75%         19.41%


(1) Total returns would have been lower had certain expenses not been borne by the adviser or its affiliates.

(2) The performance of the Portfolio shown on this page does not reflect expenses and charges of the applicable separate accounts and variable products, all of which vary to a considerable extent and are described in your product's prospectus.

(3)    Based on monthly average shares outstanding during the period.


See notes to financial statements.

                         VARIABLE INVESTORS SERIES TRUST
                            GROWTH & INCOME PORTFOLIO
                              FINANCIAL HIGHLIGHTS
                 (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)
                                   -CONTINUED-


                                                                           YEAR ENDED DECEMBER 31,
                                                     ------------------------------------------------------------------
                                                     2000            1999           1998             1997          1996
                                                     ----            ----           ----             ----          ----
NET ASSET VALUE AT BEGINNING OF PERIOD......       $ 16.539       $  15.901      $  14.567      $  12.421      $  11.171
INCOME FROM INVESTMENT OPERATIONS:
   Net Investment Income....................          0.140           0.103          0.112          0.127          0.070
   Net Realized and Unrealized Gain
      on Investments........................          1.039           0.912          1.696          3.351          1.291
                                                   --------       ---------      ---------      ---------      ---------
TOTAL FROM INVESTMENT OPERATIONS............          1.179           1.015          1.808          3.478          1.361
                                                   --------       ---------      ---------      ---------      ---------
LESS DISTRIBUTIONS:
   From Net Investment Income...............         (0.128)         (0.000)        (0.107)        (0.127)        (0.070)
   In Excess of Net Investment Income.......         (0.000)         (0.000)        (0.005)        (0.000)        (0.001)
   From Net Realized Capital Gains..........         (2.648)         (0.377)        (0.362)        (1.205)        (0.040)
                                                   --------       ---------      ---------      ---------      ---------
   Total Distributions......................         (2.776)         (0.377)        (0.474)        (1.332)        (0.111)
                                                   --------       ---------      ---------      ---------      ---------

NET ASSET VALUE AT END OF PERIOD............       $ 14.942       $  16.539      $  15.901      $  14.567      $  12.421
                                                   ========       =========      =========      =========      =========

TOTAL RETURN (1) (2)........................           8.79%          6.27%         12.43%         28.20%         12.15%
RATIOS & SUPPLEMENTAL DATA
   Net Assets at End of Period (000's)......       $ 20,848       $ 27,132       $ 28,144       $ 21,061       $ 10,300
   Ratios to Average Net Assets:
      Gross Expenses........................           1.41%          1.26%          1.33%          1.60%          2.63%
      Net Expenses..........................           1.25%          1.25%          1.25%          1.25%          1.25%
      Net Investment Income.................           0.73%          0.59%          0.70%          1.05%          0.82%
   Portfolio Turnover Rate..................          58.14%         94.46%         78.37%        162.94%        131.85%


(1) Total returns would have been lower had certain expenses not been borne by the adviser or its affiliates.

(2) The performance of the Portfolio shown on this page does not reflect expenses and charges of the applicable separate accounts and variable products, all of which vary to a considerable extent and are described in your product's prospectus.


See notes to financial statements.

                         VARIABLE INVESTORS SERIES TRUST
                          MULTIPLE STRATEGIES PORTFOLIO
                              FINANCIAL HIGHLIGHTS
                 (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)
                                   -CONTINUED-


                                                                           YEAR ENDED DECEMBER 31,
                                                     ------------------------------------------------------------------
                                                     2000            1999           1998             1997          1996
                                                     ----            ----           ----             ----          ----
NET ASSET VALUE AT BEGINNING OF PERIOD......       $ 21.342       $  17.143      $  14.158      $  12.699      $  12.043
INCOME FROM INVESTMENT OPERATIONS:
   Net Investment Income....................          0.045           0.058          0.078          0.103          0.143
   Net Realized and Unrealized Gain
      (Loss) on Investments.................         (2.250)          4.638          4.035          2.629          2.069
                                                   --------       ---------      ---------      ---------      ---------
TOTAL FROM INVESTMENT OPERATIONS............         (2.205)          4.696          4.113          2.732          2.212
                                                   --------       ---------      ---------      ---------      ---------
LESS DISTRIBUTIONS:
   From Net Investment Income...............         (0.056)         (0.000)        (0.078)        (0.103)        (0.144)
   In Excess of Net Investment Income (1)...         (0.000)         (0.000)        (0.000)        (0.000)        (0.000)
   From Net Realized Capital Gains..........         (3.094)         (0.497)        (1.050)        (1.170)        (1.412)
                                                   --------       ---------      ---------      ---------      ---------
   Total Distributions......................         (3.150)         (0.497)        (1.128)        (1.273)        (1.556)
                                                   --------       ---------      ---------      ---------      ---------

NET ASSET VALUE AT END OF PERIOD............       $ 15.987       $  21.342      $  17.143      $  14.158      $  12.699
                                                   ========       =========      =========      =========      =========

TOTAL RETURN (2) (3)........................         (12.55)%         28.00%         29.15%         21.79%         18.29%
RATIOS & SUPPLEMENTAL DATA
   Net Assets at End of Period (000's)......       $ 42,488       $  50,406      $  43,296      $  35,119      $  31,884
   Ratios to average net assets:
      Gross Expenses........................           1.09%           1.10%          1.15%          1.21%         1.32%
      Net Expenses..........................           1.08%           1.10%          1.15%          1.19%         1.20%
      Net Investment Income.................           0.25%           0.30%          0.50%          0.69%         1.16%
   Portfolio Turnover Rate..................          55.95%          60.70%         74.00%         45.87%        92.21%


(1)    For 1998 and 1997, amount was less than $0.001 per share.

(2) Total returns would have been lower had certain expenses not been borne by the adviser or its affiliates.

(3) The performance of the Portfolio shown on this page does not reflect expenses and charges of the applicable separate accounts and variable products, all of which vary to a considerable extent and are described in your product's prospectus.



See notes to financial statements.

                         VARIABLE INVESTORS SERIES TRUST
                           HIGH INCOME BOND PORTFOLIO
                              FINANCIAL HIGHLIGHTS
                 (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)
                                   -CONTINUED-


                                                                           YEAR ENDED DECEMBER 31,
                                                     ------------------------------------------------------------------
                                                     2000            1999           1998             1997          1996
                                                     ----            ----           ----             ----          ----

NET ASSET VALUE AT BEGINNING OF PERIOD......       $  9.321       $   9.165      $   9.720      $   9.173      $   8.589
INCOME FROM INVESTMENT OPERATIONS:
   Net Investment Income....................          1.873           0.881          0.766          0.640          0.596
   Net Realized and Unrealized Gain
      (Loss) on Investments.................         (2.782)         (0.713)        (0.471)         0.598          0.624
                                                   --------       ---------      ----------     ---------      ---------
TOTAL FROM INVESTMENT OPERATIONS............         (0.909)          0.168          0.295          1.238          1.220
                                                   --------       ---------      ---------      ---------      ---------
LESS DISTRIBUTIONS:
   From Net Investment Income...............         (1.824)         (0.001)        (0.691)        (0.681)        (0.596)
   In Excess of Net Investment Income.......         (0.000)         (0.000)        (0.148)        (0.010)        (0.040)
   From Net Realized Capital Gains..........         (0.000)         (0.011)        (0.011)        (0.000)        (0.000)
                                                   --------       ---------      ---------      ---------      ---------
   Total Distributions......................         (1.824)         (0.012)        (0.850)        (0.691)        (0.636)
                                                   --------       ---------      ---------      ---------      ---------

NET ASSET VALUE AT END OF PERIOD............       $  6.588       $   9.321      $   9.165      $   9.720      $   9.173
                                                   ========       =========      =========      =========      =========

TOTAL RETURN (1) (2)........................         (11.45)%          1.83%          3.04%         13.54%         14.20%
RATIOS & SUPPLEMENTAL DATA
   Net Assets at End of Period (000's)......       $  5,945       $  15,467      $  21,516      $  17,916      $  12,835
   Ratios to average net assets:
      Gross Expenses........................           2.18%           1.50%          1.46%          1.64%         1.99%
      Net Expenses..........................           1.20%           1.20%          1.20%          1.20%          1.18%
      Net Investment Income.................           8.56%           7.50%          6.89%          7.15%          7.96%
   Portfolio Turnover Rate..................          15.29%          38.23%         54.70%         91.54%        105.48%


(1) Total returns would have been lower had certain expenses not been borne by the adviser or its affiliates.

(2) The performance of the Portfolio shown on this page does not reflect expenses and charges of the applicable separate accounts and variable products, all of which vary to a considerable extent and are described in your product's prospectus.


See notes to financial statements.

                         VARIABLE INVESTORS SERIES TRUST
                         U.S. GOVERNMENT BOND PORTFOLIO
                              FINANCIAL HIGHLIGHTS
                 (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)
                                   -CONTINUED-


                                                                           YEAR ENDED DECEMBER 31,
                                                     ------------------------------------------------------------------
                                                     2000            1999           1998             1997          1996
                                                     ----            ----           ----             ----          ----
NET ASSET VALUE AT BEGINNING OF PERIOD......       $ 10.118       $  10.322      $  10.161      $   9.938      $  10.510
INCOME FROM INVESTMENT OPERATIONS:
   Net Investment Income....................          0.803           0.635          0.430          0.630          0.629
   Net Realized and Unrealized Gain
      (Loss) on Investments.................          0.268          (0.831)         0.360          0.299         (0.385)
                                                   --------       ---------      ---------      ---------      ---------
TOTAL FROM INVESTMENT OPERATIONS............          1.071          (0.196)         0.790          0.929          0.244
                                                   --------       ---------      ---------      ---------      ---------
LESS DISTRIBUTIONS:
   From Net Investment Income...............         (0.719)         (0.000)        (0.427)        (0.617)        (0.610)
   In Excess of Net Investment Income.......         (0.000)         (0.000)        (0.008)        (0.000)        (0.000)
   From Net Realized Capital Gains..........         (0.000)         (0.008)        (0.192)        (0.068)        (0.206)
   In Excess of Net Realized Capital Gains..         (0.000)         (0.000)        (0.002)        (0.021)        (0.000)
                                                   --------       ---------      ---------      ---------      ---------
   Total Distributions......................         (0.719)         (0.008)        (0.629)        (0.706)        (0.816)
                                                   --------       ---------      ---------      ---------      ---------

NET ASSET VALUE AT END OF PERIOD............       $ 10.470       $  10.118      $  10.322      $  10.161      $   9.938
                                                   ========       =========      =========      =========      =========

TOTAL RETURN (1) (2)........................          11.00%        (1.90)%          7.79%          9.37%          2.36%
RATIOS & SUPPLEMENTAL DATA
   Net Assets at End of Period (000's)......       $  10,794      $  12,588      $  15,470      $   9,679      $  10,734
   Ratios to average net assets:
      Gross Expenses........................           1.65%          1.39%          1.59%          1.73%          1.66%
      Net Expenses..........................           0.85%          0.85%          0.85%          0.85%          0.85%
      Net Investment Income.................           6.61%          5.48%          5.43%          5.86%          5.80%
   Portfolio Turnover Rate..................          77.92%         68.89%         66.12%        124.75%        244.96%


(1) Total returns would have been lower had certain expenses not been borne by the adviser or its affiliates.

(2) The performance of the Portfolio shown on this page does not reflect expenses and charges of the applicable separate accounts and variable products, all of which vary to a considerable extent and are described in your product's prospectus.



See notes to financial statements.



                          INTERESTED IN LEARNING MORE?

The Statement of Additional Information incorporated by reference into this prospectus contains additional information about the Trust's operations.

Further information about the Trust's investments is available in the Trust's annual and semi-annual reports to shareholders. The Trust's annual report discusses market conditions and investment strategies that significantly affected the Trust's performance results during its last fiscal year.



The Trust can provide you with a free copy of these materials or other information about the Trust. You may reach the Trust:

By Mail:  2122 York Road
          Suite 300
          Oak Brook, Illinois 60523

By Phone: 1-800-228-1035

Or you may view or obtain  these  documents  from the  Securities  and  Exchange
Commission:

* Call the Commission at 1-202-942-8090 for information on the operation of the Public Reference Room

* Reports and other information about the Trust are available on the EDGAR Database on the Commission's Internet site at http://www.sec.gov

* Copies of the information may be obtained, after paying a duplicating fee, by electronic request at publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Wash. D.C. 20549-0102.

    On the Internet:  www.sec.gov


The Trust's Investment Company Act filing number is 811-4969.




                             APPENDIX TO PROSPECTUS
            DESCRIPTION OF CERTAIN INVESTMENTS, TECHNIQUES AND RISKS


FOREIGN INVESTMENTS


The High Income Bond Portfolio and U.S. Government Bond Portfolio may invest without limit, except as applicable to securities generally, in securities principally traded in foreign markets which meet the criteria applicable to the Portfolio's domestic investments, and in certificates of deposit issued by United States branches of foreign banks and foreign branches of United States banks (except that, under normal market conditions, at least 80% of the assets of the U.S. Government Bond Portfolio will be invested in U.S. Government Securities). The World Equity Portfolio may invest without limitation in securities of foreign issuers. The other Portfolios may invest to a lesser degree in foreign securities.

The Portfolios may invest in securities of foreign issuers directly or in the form of ADRs. ADRs are securities, typically issued by a U.S. financial institution (a "depository"), that evidence ownership interests in a security or a pool of securities issued by a foreign issuer and deposited with the depository. ADRs include American Depository Shares and New York Shares.

The Growth & Income Portfolio, Small Cap Growth Portfolio and World Equity Portfolio may also invest in GDRs. GDRs, which are sometimes referred to as Continental Depository Receipts ("CDRs"), are securities, typically issued by a non-U.S. financial institution, that evidence ownership interests in a security or a pool of securities issued by either a U.S. or foreign issuer. ADRs, GDRs and CDRs may be available for investment through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the security underlying the receipt and a depository, whereas an unsponsored facility may be established by a depository without participation by the issuer of the receipt's underlying security. Holders of an unsponsored depository receipt generally bear all the costs of the unsponsored facility. The depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through to the holders of the receipts voting rights with respect to the deposited securities.

Each  Portfolio  may  engage  in  foreign  currency  exchange   transactions  in
connection with its foreign investments.

Foreign Securities Risk Considerations.

Although Portfolios that invest in foreign securities may reduce their overall risk by providing further diversification, the Portfolios will be exposed to the risks listed below. In addition, these risks may be heightened for investments in developing countries:

     *    adverse   effects  from   changing   political,   social  or  economic
          conditions, diplomatic relations, taxation or investment regulations

     *    limitations on repatriation of assets

     *    expropriation

     *    costs associated with currency conversions

     * less publicly available information because foreign securities and issuers are generally not subject to the reporting requirements of the SEC

     * differences in financial evaluation because foreign issuers are not subject to the domestic accounting, auditing and financial reporting standards and practices

     *    lack  of  development  or  efficiency  with  respect  to  non-domestic
          securities   markets  and  brokerage   practices   (including  higher,
          non-negotiable brokerage costs)

     *    less liquidity (including due to delays in transaction settlement)

     *    more price volatility

     * smaller options and futures markets, causing lack of liquidity for these securities

     *    higher custodial and settlement costs

     * change in net asset value of the Portfolio's shares on days when shareholders will not be able to purchase or redeem Trust shares.

The World Equity Portfolio - Emerging Markets. The World Equity Portfolio may invest up to 20% of total assets in common stocks and related securities of issuers headquartered in emerging market countries. These are countries which typically have a Gross Domestic Product per capita below $8,000. The risks of investing in foreign markets are generally intensified for investments in developing markets. Additional risks of investing in such markets include (i) less social, political, and economic stability; (ii) the smaller size of the securities markets in such countries and the lower volume of trading, which may result in a lack of liquidity and in greater price volatility; (iii) certain national policies which may restrict the Portfolio's investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interest; and (iv) less developed legal structures governing private or foreign investment or allowing for judicial redress for injury to private property.

SECURITIES LOANS, REPURCHASE AGREEMENTS AND FORWARD COMMITMENTS

The Trust may lend portfolio securities of any Portfolio to broker-dealers and may enter into repurchase agreements. These transactions must be fully collateralized at all times, but involve some risk to a Portfolio if the other party should default on its obligation and the Portfolio is delayed or prevented from recovering the collateral. Each Portfolio may also purchase securities for future delivery, which may increase its overall investment exposure and involves a risk of loss if the value of the securities declines prior to the settlement date.


The Trust may, on behalf of each of the Portfolios, enter into reverse repurchase agreements, which involve the sale by the Portfolio of securities held by it with an agreement to repurchase the securities at an agreed upon price, date, and interest payment. The Portfolios will use the proceeds of the reverse repurchase agreements to purchase securities either maturing, or under an agreement to resell, at a date simultaneous with or prior to the expiration of the reverse repurchase agreement. A Portfolio will use reverse repurchase agreements when the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the reverse repurchase transaction.

FOREIGN CURRENCY EXCHANGE TRANSACTIONS

Each Portfolio which invests in foreign securities may engage in foreign currency exchange transactions to protect against uncertainty in the level of future currency exchange rates. The Portfolios may engage in foreign currency exchange transactions in connection with the purchase and sale of portfolio securities ("transaction hedging") and to protect against changes in the value of specific portfolio positions ("position hedging").

A Portfolio may engage in transaction hedging to protect against a change in foreign currency exchange rates between the date on which the Portfolio contracts to purchase or sell a security and the settlement date, or to "lock in" the U.S. dollar equivalent of a dividend or interest payment in a foreign currency. The Portfolio may purchase or sell a foreign currency on a spot (or cash) basis at the prevailing spot rate in connection with the settlement of transactions in portfolio securities denominated in a foreign currency.

If conditions warrant, a Portfolio may also enter into contracts to purchase or sell foreign currencies at a future date ("forward contracts"), and may purchase and sell foreign currency futures contracts, as a hedge against changes in foreign currency exchange rates between the trade and settlement dates on particular transactions and not for speculation. A foreign currency forward contract is a negotiated agreement to exchange currency at a future time at a rate or rates that may be higher or lower than the spot rate. Foreign currency futures contracts are standardized exchange-traded contracts and have margin requirements. For transaction hedging purposes, these Portfolios may also purchase and sell call and put options on foreign currency futures contracts and on foreign currencies.

A Portfolio may engage in position hedging to protect against a decline in value relative to the U.S. dollar of the currencies in which their portfolio securities are denominated or quoted (or an increase in value of a currency in which securities the Portfolio expects to buy are denominated). For position hedging purposes, a Portfolio may purchase or sell foreign currency futures contracts and foreign currency forward contracts, and may purchase and sell put and call options on foreign currency futures contracts and on foreign currencies. In connection with position hedging, a Portfolio may also purchase or sell foreign currency on a spot basis. Hedging transactions involve costs and may result in losses. A Portfolio may also engage in foreign currency exchange transactions not involving the receipt or delivery of U.S. dollars.

The currencies of certain Eastern European countries are not widely traded, and the foreign currency exchange transactions described above may not be available with respect to those currencies.

OPTIONS

For hedging purposes only, each Portfolio may write covered call options and covered put options on securities it owns or in which it may invest. In addition, for hedging purposes only, the Growth & Income Portfolio and the Small Cap Growth Portfolio may buy put options, buy call options and write put options. When a Portfolio writes a call option, it gives up the opportunity to profit from any increase in the price of a security above the exercise price of the option; when it writes a put option, a Portfolio takes the risk that it will be required to purchase a security from the option holder at a price above the current market price of the security. A Portfolio may terminate an option that it has written prior to its expiration by entering into a closing purchase transaction in which it purchases an option having the same terms as the option written. A Portfolio may also from time to time buy and sell combinations of put and call options on the same underlying security. The Portfolios' use of these strategies may be limited by applicable law.

The Growth & Income Portfolio may write covered call options, buy put options, buy call options and write put options, without limitation except as noted in this paragraph. Such options may relate to particular securities or currencies or to various indexes and may or may not be listed on a national securities exchange and issued by the Options Clearing Corporation. The Growth & Income Portfolio may also invest in futures contracts (interest rate and securities index futures contracts, as applicable) and purchase and write (sell) related options that are traded on an exchange designated by the Commodity Futures Trading Commission (the "CFTC.") Aggregate initial margin and premiums required to establish positions other than those considered by the CFTC to be "bona fide hedging" will not exceed 5% of the Growth & Income Portfolio's net asset value, after taking into account unrealized profits and unrealized losses on any such futures contracts. Although the Growth & Income Portfolio is limited in the amount of assets that may be invested in futures transactions, there is no overall limit on the percentage of the Portfolio's assets that may be at risk with respect to futures activities. However, the Growth & Income Portfolio may not write put options or purchase or sell futures contracts or options on futures contracts to hedge more than its total assets unless immediately after any such transaction the aggregate amount of premiums paid for put options and the amount of margin deposits on its existing futures positions do not exceed 5% of its total assets.

The Small Cap Growth Portfolio may write covered call options, buy put options, buy call options and write put options, without limitation except as noted in this paragraph. Such options may relate to particular securities or to various indexes and may or may not be listed on a national securities exchange and issued by the Options Clearing Corporation. The Small Cap Growth Portfolio may also invest in futures contracts and options on futures contracts (index futures contracts or interest rate futures contracts, as applicable) for hedging purposes so long as aggregate initial margins and premiums required do not exceed 5% of its net assets, after taking into account any unrealized profits and losses on any such contracts it has entered into. However, the Small Cap Growth Portfolio may not write put options or purchase or sell futures contracts or options on futures contracts to hedge more than its total assets unless immediately after any such transaction the aggregate amount of premiums paid for put options and the amount of margin deposits on its existing futures positions do not exceed 5% of its total assets.

These Portfolios will engage in unlisted over-the-counter options only with broker/dealers deemed creditworthy by their respective Sub-Advisers. Closing transactions in certain options are usually effected directly with the same broker/dealer that effected the original option transaction. The Portfolio bears the risk that the broker/dealer will fail to meet its obligations. There is no assurance that the Portfolios will be able to close an unlisted option position. Furthermore, unlisted options are not subject to the protections afforded purchasers of listed options by the Options Clearing Corporation, which performs the obligations of its members who fail to do so in connection with the purchase or sale of options. Over-the-counter options and assets used to cover written over-the-counter options are deemed to be illiquid and, therefore, together with other illiquid securities, cannot exceed each Portfolio's percentage limitation on illiquid securities.

FUTURES CONTRACTS

To hedge against the effects of adverse market changes, each Portfolio may buy and sell futures contracts on debt securities and securities indexes. In addition, each Portfolio may, for hedging purposes, purchase and sell call and put options on such futures or on securities indices themselves, and engage in closing sale and purchase transactions with respect to such options.

When interest rates are rising or stock prices are falling, futures contracts and related options can offset a decline in the value of a Portfolio's securities. When rates are falling or stock prices are rising, futures contracts and related options can secure better rates or prices for the Portfolio than might later be available in the market when it makes anticipated purchases.

Initial margin deposits for futures contracts and premiums paid for outstanding options on futures contracts may not be more than 5% of any Portfolio's total assets. These transactions involve brokerage costs and require the Portfolio to segregate assets to cover its futures contracts and related options positions. The use of futures contracts may involve certain special risks. Futures transactions involve costs and may result in losses. For example, a Portfolio may lose the expected benefit of the transactions if interest rates or stock prices move in an unanticipated manner. Such unanticipated changes in interest rates or stock prices may also result in poorer overall performance by a Portfolio than if the Portfolio had not entered into any futures and options transactions. For more information, see Futures Contracts in the Statement of Additional Information.

BORROWING

Each of the Portfolios may borrow money to the extent permitted by each Portfolio's Investment Restrictions contained in the Statement of Additional Information. For purposes of such restrictions, short sales, the entry into currency transactions, options, futures contracts, options on futures contracts, forward commitment transactions and dollar roll transactions that are not accounted for as financing (and the segregation of assets in connection with any of the foregoing) shall not constitute borrowing.


                                     PART B

                         VARIABLE INVESTORS SERIES TRUST

                                    FORM N-1A


                       STATEMENT OF ADDITIONAL INFORMATION
                                 MAY 1, 2001



This Statement of Additional Information contains information which may be of interest to investors but which is not included in the Prospectus of Variable Investors Series Trust (the "Trust"). The Prospectus incorporates this Statement by reference. This Statement is not a prospectus and is only authorized for distribution when accompanied or preceded by the Prospectus of the Trust dated May 1, 2001. This Statement should be read together with the Prospectus. Investors may obtain a free copy of the Prospectus by calling First Variable Advisory Services Corp., the Trust's investment adviser, at (800) 228-1035.


                                TABLE OF CONTENTS

                                                                            Page

DEFINITIONS
INVESTMENT OBJECTIVES AND POLICIES OF THE TRUST
INVESTMENT RESTRICTIONS
MANAGEMENT OF THE TRUST
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES
DETERMINATION OF NET ASSET VALUE
TAXES
DIVIDENDS AND DISTRIBUTIONS
PERFORMANCE INFORMATION
SHAREHOLDER COMMUNICATIONS
ORGANIZATION AND CAPITALIZATION
PORTFOLIO TURNOVER
CUSTODIAN
INDEPENDENT AUDITORS
LEGAL COUNSEL
SHAREHOLDER LIABILITY
FIXED-INCOME SECURITY RATINGS
FINANCIAL STATEMENTS



                         VARIABLE INVESTORS SERIES TRUST

                       STATEMENT OF ADDITIONAL INFORMATION

                                   DEFINITIONS

The "Trust"                         Variable Investors Series Trust.

"Adviser"                           First Variable Advisory Services Corp., the
                                    Trust's investment adviser.

                 INVESTMENT OBJECTIVES AND POLICIES OF THE TRUST


The Trust is comprised of eight series (the "Portfolios") with separate investment objectives and policies. The investment objectives and policies of each of the Portfolios of the Trust are described in the Prospectus. This Statement contains additional information concerning certain investment practices and investment restrictions of the Trust. As of the date of this Statement of Additional Information, shares of the Portfolios of the Trust are no longer offered for sale.



Except as described below under "Investment Restrictions", the investment objectives and policies described in the Prospectus and in this Statement are not fundamental, and the Trustees may change the investment objectives and policies of a Portfolio without an affirmative vote of shareholders of the Portfolio.

Except  as  otherwise  noted  below,  the  following   descriptions  of  certain
investment policies and techniques are applicable to all of the Portfolios.

OPTIONS

For hedging purposes only, each Portfolio may write covered call options and covered put options on securities it owns or in which it may invest. In addition, for hedging purposes only, the Growth & Income Portfolio and the Small Cap Growth Portfolio may buy put options, buy call options and write put options.

Covered call options. Each Portfolio may write covered call options on portfolio securities and indexes as a limited form of hedging against a decline in the price of securities owned by the Portfolio.

A call option gives the holder the right to purchase, and obligates the writer to sell, a security at the exercise price at any time before the expiration date. A call option is "covered" if the writer, at all times while obligated as a writer, either owns the underlying securities (or comparable securities satisfying the cover requirements of the securities exchanges), or has the right to acquire such securities through immediate conversion of portfolio securities.

In return for the premium received when it writes a covered call option, the Portfolio gives up some or all of the opportunity to profit from an increase in the market price of the securities covering the call option during the life of the option. The Portfolio retains the risk of loss should the price of such securities decline. If the option expires unexercised, the Portfolio realizes a gain equal to the premium, which may be offset by a decline in price of the underlying security. If the option is exercised, the Portfolio realizes a gain or loss equal to the difference between the Portfolio's cost for the underlying security and the proceeds of sale (exercise price minus commissions) plus the amount of the premium.

A Portfolio may terminate a call option that it has written before it expires by entering into a closing purchase transaction. A Portfolio may enter into closing purchase transactions in order to free itself to sell the underlying security or to write another call on the security, realize a profit on a previously written call option, or protect a security from being called in an unexpected market rise. Any profits from a closing purchase transaction may be offset by a decline in the value of the underlying security. Conversely, because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from a closing purchase transaction is likely to be offset in whole or in part by unrealized appreciation of the underlying security owned by the Trust.


Covered put options. Each Portfolio may write covered put options on securities and indexes as a limited form of hedging against an increase in the price of securities that the Portfolio plans to purchase. A put option gives the holder the right to sell, and obligates the writer to buy, a security at the exercise price at any time before the expiration date. A put option is "covered" if the writer segregates cash and high-grade short-term debt obligations or other permissible collateral equal to the price to be paid if the option is exercised.


In addition to the receipt of premiums and the potential gains from terminating such options in closing purchase transactions, the Portfolio also receives interest on the cash and debt securities maintained to cover the exercise price of the option. By writing a put option, the Portfolio assumes the risk that it may be required to purchase the underlying security for an exercise price higher than its then current market value, resulting in a potential capital loss unless the security later appreciates in value.

A Portfolio may terminate a put option that it has written before it expires by a closing purchase transaction. Any loss from this transaction may be partially or entirely offset by the premium received on the terminated option.

Purchasing put and call options. Each Portfolio may also purchase put options to protect portfolio holdings against a decline in market value. This protection lasts for the life of the put option because the Portfolio, as a holder of the option, may sell the underlying security or unit of the index at the exercise price regardless of any decline in its market price. In order for a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs that the Portfolio must pay. These costs will reduce any profit the Portfolio might have realized had it sold the underlying security instead of buying the put option.

Each Portfolio may purchase call options to hedge against an increase in the price of securities that the Portfolio wants ultimately to buy. Such hedge protection is provided during the life of the call option since the Portfolio, as holder of the call option, is able to buy the underlying security at the exercise price regardless of any increase in the underlying security's market price. In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs. These costs will reduce any profit the Portfolio might have realized had it bought the underlying security at the time it purchased the call option.

Combined Option Positions. A Portfolio may purchase and write options in combination with each other to adjust the risk and return characteristics of the overall position. For example, a Portfolio may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

Options on foreign securities. The Trust may, on behalf of each of the Portfolios, purchase and sell options on foreign securities if in the opinion of the Sub-Adviser of the particular Portfolio the investment characteristics of such options, including the risks of investing in such options, are consistent with the Portfolio's investment objectives. It is expected that risks related to such options will not differ materially from risks related to options on U.S. securities. However, position limits and other rules of foreign exchanges may differ from those in the U.S. In addition, options markets in some countries, many of which are relatively new, may be less liquid than comparable markets in the U.S.

Risks involved in the sale of options. Options transactions involve certain risks, including the risks that a Portfolio's Sub-Adviser will not forecast interest rate or market movements correctly, that a Portfolio may be unable at times to close out such positions, or that hedging transactions may not accomplish their purpose because of imperfect market correlations. The successful use of these strategies depends on the ability of a Portfolio's Sub-Adviser to forecast market and interest rate movements correctly.

An exchange-listed option may be closed out only on an exchange which provides a secondary market for an option of the same series. There is no assurance that a liquid secondary market on an exchange will exist for any particular option or at any particular time. If no secondary market were to exist, it would be impossible to enter into a closing transaction to close out an option position. As a result, a Portfolio may be forced to continue to hold, or to purchase at a fixed price, a security on which it has sold an option at a time when a Portfolio's Sub-Adviser believes it is inadvisable to do so.


Higher than anticipated trading activity or order flow or other unforeseen events might cause the Options Clearing Corporation or an exchange to institute special trading procedures or restrictions that might restrict the Trust's use of options. The exchanges have established limitations on the maximum number of calls and puts of each class that may be held or written by an investor or group of investors acting in concert. It is possible that the Trust and other clients of a Sub-Adviser may be considered such a group. These position limits may restrict the Trust's ability to purchase or sell options on particular securities.

Options which are not traded on national securities exchanges may be closed out only with the other party to the option transaction. For that reason, it may be more difficult to close out unlisted options than listed options. Furthermore, unlisted options are not subject to the protection afforded purchasers of listed options by The Options Clearing Corporation.

Government regulations, particularly the requirements for qualification as a "regulated investment company" under the Internal Revenue Code, may also restrict the Trust's use of options.

FUTURES CONTRACTS

In order to hedge against the effects of adverse market changes, the Trust may, on behalf of each Portfolio that may invest in debt securities, buy and sell futures contracts on debt securities of the type in which the Portfolio may invest and on indexes of debt securities. In addition, the Trust may, on behalf of each Portfolio that may invest in equity securities, purchase and sell stock index futures to hedge against changes in stock market prices. The Trust may also, for hedging purposes, purchase and write options on futures contracts of the type which such Portfolios are authorized to buy and sell and may engage in related closing transactions. All such futures and related options will, as may be required by applicable law, be traded on exchanges that are licensed and regulated by the Commodity Futures Trading Commission (the "CFTC").

Futures on Debt Securities and Related Options. A futures contract on a debt security is a binding contractual commitment which, if held to maturity, will result in an obligation to make or accept delivery, during a particular month, of securities having a standardized face value and rate of return. By purchasing futures on debt securities -- assuming a "long" position -- the Trust will legally obligate itself on behalf of the Portfolios to accept the future delivery of the underlying security and pay the agreed price. By selling futures on debt securities -- assuming a "short" position -- it will legally obligate itself to make the future delivery of the security against payment of the agreed price. Open futures positions on debt securities will be valued at the most recent settlement price, unless that price does not in the judgment of persons acting at the direction of the Trustees as to the valuation of the Trust's assets reflect the fair value of the contract, in which case the positions will be valued by or under the direction of the Trustees or such persons.

Positions taken in the futures markets are not normally held to maturity, but are instead liquidated through offsetting transactions which may result in a profit or a loss. While futures positions taken by the Trust on behalf of a Portfolio will usually be liquidated in this manner, the Trust may instead make or take delivery of the underlying securities whenever it appears economically advantageous to the Portfolio to do so. A clearing corporation associated with the exchange on which futures are traded assumes responsibility for such closing transactions and guarantees that the Trust's sale and purchase obligations under closed-out positions will be performed at the termination of the contract.

Hedging by use of futures on debt securities seeks to establish more certainly than would otherwise be possible the effective rate of return on portfolio securities. A Portfolio may, for example, take a "short" position in the futures market by selling contracts for the future delivery of debt securities held by the Portfolio (or securities having characteristics similar to those held by the Portfolio) in order to hedge against an anticipated rise in interest rates that would adversely affect the value of the Portfolio's portfolio securities. When hedging of this character is successful, any depreciation in the value of portfolio securities may substantially be offset by appreciation in the value of the futures position.

On other occasions, the Portfolio may take a "long" position by purchasing futures on debt securities. This would be done, for example, when the Trust expects to purchase for the Portfolio particular securities when it has the necessary cash, but expects the rate of return available in the securities markets at that time to be less favorable than rates currently available in the futures markets. If the anticipated rise in the price of the securities should occur (with its concomitant reduction in yield), the increased cost to the Portfolio of purchasing the securities may be offset, at least to some extent, by the rise in the value of the futures position taken in anticipation of the subsequent securities purchase.

Successful use by the Trust of futures contracts on debt securities is subject to the ability of a Portfolio's Sub-Adviser to predict correctly movements in the direction of interest rates and other factors affecting markets for debt securities. For example, if a Portfolio has hedged against the possibility of an increase in interest rates which would adversely affect the market prices of debt securities held by it and the prices of such securities increase instead, the Portfolio will lose part or all of the benefit of the increased value of its securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Portfolio has insufficient cash, it may have to sell securities to meet daily maintenance margin requirements. The Portfolio may have to sell securities at a time when it may be disadvantageous to do so.

The Trust may purchase and write put and call options on certain debt futures contracts, as they become available. Such options are similar to options on securities except that options on futures contracts give the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option. As with options on securities, the holder or writer of an option may terminate his position by selling or purchasing an option of the same series. There is no guarantee that such closing transactions can be effected. The Trust will be required to deposit initial margin and maintenance margin with respect to put and call options on futures contracts written by it pursuant to brokers' requirements, and, in addition, net option premiums received will be included as initial margin deposits. See "Margin Payments" below. Compared to the purchase or sale of futures contracts, the purchase of call or put options on futures contracts involves less potential risk to the Trust because the maximum amount at risk is the premium paid for the options plus transactions costs. However, there may be circumstances when the purchase of call or put options on a futures contract would result in a loss to the Trust when the purchase or sale of the futures contracts would not, such as when there is no movement in the prices of debt securities. The writing of a put or call option on a futures contract involves risks similar to those risks relating to the purchase or sale of futures contracts.


Index Futures Contracts and Options. Each Portfolio may invest in debt index futures contracts and stock index futures contracts, and in related options. A debt index futures contract is a contract to buy or sell units of a specified debt index at a specified future date at a price agreed upon when the contract is made. A unit is the current value of the index. Debt index futures in which the Trust presently expects to invest are not now available, although the Trust expects such futures contracts to become available in the future. A stock index futures contract is a contract to buy or sell units of a stock index at a specified future date at a price agreed upon when the contract is made. A unit is the current value of the stock index.


The following example illustrates generally the manner in which index futures contracts operate. The Standard & Poor's 100 Stock Index is composed of 100 selected common stocks, most of which are listed on the New York Stock Exchange. The S&P 100 Index assigns relative weightings to the common stocks included in the Index, and the Index fluctuates with changes in the market values of those common stocks. In the case of the S&P 100 Index, contracts are to buy or sell 100 units. Thus, if the value of the S&P 100 Index were $180, one contract would be worth $18,000 (100 units x $180). The stock index futures contract specifies that no delivery of the actual stocks making up the index will take place. Instead, settlement in cash must occur upon the termination of the contract, with the settlement being the difference between the contract price and the actual level of the stock index at the expiration of the contract. For example, if a Portfolio enters into a futures contract to buy 100 units of the S&P 100 Index at a specified future date at a contract price of $180 and the S&P 100 Index is at $184 on that future date, the Portfolio will gain $400 (100 units x gain of $4). If the Portfolio enters into a futures contract to sell 100 units of the stock index at a specified future date at a contract price of $180 and the S&P 100 Index is at $182 on that future date, the Portfolio will lose $200 (100 units x loss of $2).


Stock index futures contracts are currently traded with respect to the S&P 100 Index on the Chicago Mercantile Exchange, and with respect to other broad stock market indexes, such as the New York Stock Exchange Composite Stock Index, which is traded on the New York Futures Exchange, and the Value Line Composite Stock Index, which is traded on the Kansas City Board of Trade, as well as with respect to narrower "sub-indexes" such as the S&P 100 Energy Stock Index and the New York Stock Exchange Utilities Stock Index. A Portfolio may purchase or sell futures contracts with respect to any stock indexes. Positions in index futures may be closed out only on an exchange or board of trade which provides a secondary market for such futures.

In order to hedge a Portfolio's investments successfully using futures contracts and related options, the Trust must invest in futures contracts with respect to indexes or sub-indexes the movements of which will, in its judgment, have a significant correlation with movements in the prices of the Portfolio's securities.

Options on index futures contracts are similar to options on securities except that options on index futures contracts give the purchaser the right, in return for the premium paid, to assume a position in an index futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option. Upon exercise of the option, the holder would assume the underlying futures position and would receive a variation margin payment of cash or securities approximating the increase in the value of the holder's option position. If an option is exercised on the last trading day prior to the expiration date of the option, the settlement will be made entirely in cash based on the difference between the exercise price of the option and the closing level of the index on which the futures contract is based on the expiration date. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

As an alternative to purchasing and selling call and put options on index futures contracts, each of the Portfolios which may purchase and sell index futures contracts may purchase and sell call and put options on the underlying indexes themselves to the extent that such options are traded on national securities exchanges. Index options are similar to options on individual securities in that the purchaser of an index option acquires the right to buy (in the case of a call) or sell (in the case of a put), and the writer undertakes the obligation to sell or buy (as the case may be), units of an index at a stated exercise price during the term of the option. Instead of giving the right to take or make actual delivery of securities, the holder of an index option has the right to receive a cash "exercise settlement amount". This amount is equal to the amount by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of the exercise, multiplied by a fixed "index multiplier".

A Portfolio may purchase or sell options on stock indices in order to close out its outstanding positions in options on stock indices which it has purchased. A Portfolio may also allow such options to expire unexercised.

Compared to the purchase or sale of futures contracts, the purchase of call or put options on an index involves less potential risk to the Trust because the maximum amount at risk is the premium paid for the options plus transactions costs. The writing of a put or call option on an index involves risks similar to those risks relating to the purchase or sale of index futures contracts.

Margin Payments. When a Portfolio purchases or sells a futures contract, it is required to deposit with its custodian an amount of cash, U.S. Treasury bills, or other permissible collateral equal to a small percentage of the amount of the futures contract. This amount is known as "initial margin". The nature of initial margin is different from that of margin in security transactions in that it does not involve borrowing money to finance transactions. Rather, initial margin is similar to a performance bond or good faith deposit that is returned to the Trust upon termination of the contract, assuming the Trust satisfies its contractual obligations.

Subsequent payments to and from the broker occur on a daily basis in a process known as "marking to market". These payments are called "variation margin" and are made as the value of the underlying futures contract fluctuates. For example, when a Portfolio sells a futures contract and the price of the underlying debt security rises above the delivery price, the Portfolio's position declines in value. The Portfolio then pays the broker a variation margin payment equal to the difference between the delivery price of the futures contract and the market price of the securities underlying the futures contract. Conversely, if the price of the underlying security falls below the delivery price of the contract, the Portfolio's futures position increases in value. The broker then must make a variation margin payment equal to the difference between the delivery price of the futures contract and the market price of the securities underlying the futures contract.

When a Portfolio terminates a position in a futures contract, a final determination of variation margin is made, additional cash is paid by or to the Portfolio, and the Portfolio realizes a loss or a gain. Such closing transactions involve additional commission costs.

SPECIAL RISKS OF TRANSACTIONS IN FUTURES CONTRACTS AND RELATED OPTIONS

Liquidity risks. Positions in futures contracts may be closed out only on an exchange or board of trade which provides a secondary market for such futures. Although the Trust intends to purchase or sell futures only on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange or board of trade will exist for any particular contract or at any particular time. If there is not a liquid secondary market at a particular time, it may not be possible to close a futures position at such time and, in the event of adverse price movements, the Trust would continue to be required to make daily cash payments of variation margin. However, in the event financial futures are used to hedge portfolio securities, such securities will not generally be sold until the financial futures can be terminated. In such circumstances, an increase in the price of the portfolio securities, if any, may partially or completely offset losses on the financial futures.

In addition to the risks that apply to all options transactions, there are several special risks relating to options on futures contracts. The ability to establish and close out positions in such options will be subject to the development and maintenance of a liquid secondary market. It is not certain that such a market will develop. Although the Trust generally will purchase only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option or at any particular time. In the event no such market exists for particular options, it might not be possible to effect closing transactions in such options with the result that the Trust would have to exercise the options in order to realize any profit.

Hedging risks. There are several risks in connection with the use by a Portfolio of futures contracts and related options as a hedging device. One risk arises because of the imperfect correlation between movements in the prices of the futures contracts and options and movements in the underlying securities or index or movements in the prices of the Trust's securities which are the subject of the hedge. A Portfolio's Sub-Adviser will, however, attempt to reduce this risk by purchasing and selling, to the extent possible, futures contracts and related options on securities and indexes the movements of which will, in its judgment, correlate closely with movements in the prices of the underlying securities or index and the Trust's portfolio securities sought to be hedged.

Successful use of futures contracts and options by a Portfolio for hedging purposes is also subject to a Portfolio's Sub-Adviser's ability to predict correctly movements in the direction of the market. It is possible that, where a Portfolio has purchased puts on futures contracts to hedge its portfolio against a decline in the market, the securities or index on which the puts are purchased may increase in value and the value of securities held in the portfolio may decline. If this occurred, the Portfolio would lose money on the puts and also experience a decline in value in its portfolio securities. In addition, the prices of futures, for a number of reasons, may not correlate perfectly with movements in the underlying securities or index due to certain market distortions. First, all participants in the futures market are subject to margin deposit requirements. Such requirements may cause investors to close futures contracts through offsetting transactions which could distort the normal relationship between the underlying security or index and futures markets. Second, the margin requirements in the futures markets are less onerous than margin requirements in the securities markets in general, and as a result the futures markets may attract more speculators than the securities markets do. Increased participation by speculators in the futures markets may also cause temporary price distortions. Due to the possibility of price distortion, even a correct forecast of general market trends by a Portfolio's Sub-Adviser may still not result in a successful hedging transaction over a very short time period.

Other Risks. Portfolios will incur brokerage fees in connection with their futures and options transactions. In addition, while futures contracts and options on futures will be purchased and sold to reduce certain risks, those transactions themselves entail certain other risks. Thus, while a Portfolio may benefit from the use of futures and related options, unanticipated changes in interest rates or stock price movements may result in a poorer overall performance for the Portfolio than if it had not entered into any futures contracts or options transactions. Moreover, in the event of an imperfect correlation between the futures position and the portfolio position which is intended to be protected, the desired protection may not be obtained and the Portfolio may be exposed to risk of loss.

FORWARD COMMITMENTS

The Trust may, on behalf of each Portfolio, enter into contracts to purchase securities for a fixed price at a future date beyond customary settlement time ("forward commitments") if the Portfolio holds, and maintains until the settlement date in a segregated account with its custodian, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or if the Portfolio enters into offsetting contracts for the forward sale of other securities it owns. Forward commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of the Portfolio's other assets. Where such purchases are made through dealers, the Portfolio relies on the dealer to consummate the sale. The dealer's failure to do so may result in the loss to the Portfolio of an advantageous yield or price.

Although a Portfolio will generally enter into forward commitments with the intention of acquiring securities for its portfolio or for delivery pursuant to options contracts it has entered into, a Portfolio may dispose of a commitment prior to settlement if a Portfolio's Sub-Adviser deems it appropriate to do so. A Portfolio may realize short-term profits or losses upon the sale of forward commitments.

REPURCHASE AGREEMENTS

On behalf of each Portfolio, the Trust may enter into repurchase agreements. A repurchase agreement is a contract under which the Portfolio acquires a security for a relatively short period (usually not more than one week) subject to the obligation of the seller to repurchase and the Portfolio to resell such security at a fixed time and price (representing the Portfolio's cost plus interest). It is the Trust's present intention to enter into repurchase agreements only with member banks of the Federal Reserve System and securities dealers meeting certain criteria as to creditworthiness and financial condition established by the Trustees of the Trust and only with respect to obligations of the U.S. government or its agencies or instrumentalities or other high quality short term debt obligations. Repurchase agreements may also be viewed under the Investment Company Act of 1940, as amended ("1940 Act"), as loans made by the Trust which are collateralized by the securities subject to repurchase. The Sub-Advisers will monitor such transactions to ensure that the value of the underlying securities will be at least equal at all times to the total amount of the repurchase obligation, including the interest factor. If the seller defaults, the Trust could realize a loss on the sale of the underlying security to the extent that the proceeds of sale including accrued interest are less than the resale price provided in the agreement including interest. In addition, if the seller should be involved in bankruptcy or insolvency proceedings, the Trust may incur delay and costs in selling the underlying security or may suffer a loss of principal and interest if the Trust is treated as an unsecured creditor and required to return the underlying collateral to the seller's estate.

REVERSE REPURCHASE AGREEMENTS

The Trust may, on behalf of each of the Portfolios, enter into reverse repurchase agreements, which involve the sale by the Portfolio of securities held by it with an agreement to repurchase the securities at an agreed upon price, date, and interest payment. The Portfolios will use the proceeds of the reverse repurchase agreements to purchase securities either maturing, or under an agreement to resell, at a date simultaneous with or prior to the expiration of the reverse repurchase agreement. A Portfolio will use reverse repurchase agreements when the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the reverse repurchase transaction. Reverse repurchase agreements into which the Portfolios will enter require that the market value of the underlying security and other collateral equal or exceed the repurchase price (including interest accrued on the security), and require the Portfolios to provide additional collateral if the market value of such security falls below the repurchase price at any time during the term of the reverse repurchase agreement. The Trust's ability to enter into reverse repurchase agreements may be limited by tax considerations.

Reverse repurchase agreements are considered to be borrowings under the 1940 Act, and may be entered into only for temporary or emergency purposes. While reverse repurchase transactions are outstanding, a Portfolio will maintain in a segregated account with its custodian or a qualified sub-custodian, cash, U.S. Government securities or other liquid, high-grade debt securities of an amount at least equal to the market value of the securities, plus accrued interest, subject to the agreement and will monitor the account to ensure that such value is maintained.

WHEN-ISSUED SECURITIES

The Trust may, on behalf of each Portfolio, from time to time purchase securities on a "when-issued" basis. Debt securities are often issued on this basis. The price of such securities, which may be expressed in yield terms, is fixed at the time a commitment to purchase is made, but delivery and payment for the when-issued securities take place at a later date. Normally, the settlement date occurs within one month of the purchase. During the period between purchase and settlement, no payment is made by a Portfolio and no interest accrues to the Portfolio. To the extent that assets of a Portfolio are held in cash pending the settlement of a purchase of securities, that Portfolio would earn no income. While the Trust may sell its right to acquire when-issued securities prior to the settlement date, the Trust intends actually to acquire such securities unless a sale prior to settlement appears desirable for investment reasons. At the time a Portfolio makes the commitment to purchase a security on a when-issued basis, it will record the transaction and reflect the amount due and the value of the security in determining the Portfolio's net asset value. The market value of the when-issued securities may be more or less than the purchase price payable at the settlement date. Each Portfolio will establish a segregated account in which it will maintain cash and U.S. Government Securities or other high-grade debt obligations at least equal in value to commitments for when-issued securities. Such segregated securities either will mature or, if necessary, be sold on or before the settlement date.

LOANS OF PORTFOLIO SECURITIES

The Trust may lend the portfolio securities of any Portfolio, provided: (1) the loan is secured continuously by collateral consisting of U.S. Government Securities, cash, or cash equivalents adjusted daily to have market value at


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least equal to the current market value of the securities  loaned; (2) the Trust may at any time call the loan and regain the securities loaned; (3) the Trust will receive any interest or dividends paid on the loaned securities; and (4) the aggregate market value of securities of any Portfolio loaned will not at any time exceed one-third of the total assets of the Portfolio. In addition, it is anticipated that the Portfolio may share with the borrower some of the income received on the collateral for the loan or that it will be paid a premium for the loan. Before the Portfolio enters into a loan, a Portfolio's Sub-Adviser considers all relevant facts and circumstances including the creditworthiness of the borrower. The risks in lending portfolio securities, as with other extensions of credit, consist of possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Although voting rights, or rights to consent, with respect to the loaned securities pass to the borrower, the Trust retains the right to call the loans at any time on reasonable notice, and it will do so in order that the securities may be voted by the Trust if the holders of such securities are asked to vote upon or consent to matters materially affecting the investment. The Trust will not lend portfolio securities to borrowers affiliated with the Trust.

FOREIGN SECURITIES

Investments in the securities of foreign entities and securities denominated in foreign currencies involve risks not typically involved in domestic investment, including fluctuations in foreign exchange rates, future foreign political and economic developments, and the possible imposition of exchange controls or other foreign or United States governmental laws or restrictions applicable to such investments. Where a Portfolio invests in securities denominated or quoted in currencies other than the United States dollar, changes in foreign currency exchange rates may affect the value of investments in a Portfolio and the accrued income and unrealized appreciation or depreciation of investments. Changes in foreign currency exchange rates relative to the U.S. dollar will affect the U.S. dollar value of a Portfolio's assets denominated in that currency and a Portfolio's yield on such assets. With respect to certain foreign countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could affect investment in those countries. There may be less publicly available information about a foreign security than about a United States security, and foreign entities may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those of United States entities. In addition, certain foreign investments made by a Portfolio may be subject to foreign withholding taxes, which would reduce a Portfolio's total return on such investments and the amounts available for distribution by a Portfolio to its shareholders. Foreign financial markets, while growing in volume, have, for the most part, substantially less volume than United States markets, and securities of many foreign companies are less liquid and their prices more volatile than securities of comparable domestic companies. The foreign markets also have different clearance and settlement procedures and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when assets of a Portfolio are not invested and no return is earned thereon. The inability of a Portfolio to make intended security purchases due to settlement problems could cause a Portfolio to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result either in losses to a Portfolio due to subsequent declines in value of the portfolio security or, if a Portfolio has entered into a contract to sell the security, could result in possible liability to the purchaser. Costs associated with transactions in foreign securities, including custodial costs and foreign brokerage commissions, are generally higher than with transactions in United States securities. In addition, a Portfolio will incur costs in connection with conversions between various currencies. There is generally less government supervision and regulation of exchanges, financial institutions and issuers in foreign countries than there is in the United States.

In  determining  whether  to  invest  in  securities  of  foreign  issuers,  the investment advisor of a Portfolio seeking current income will consider the likely impact of foreign taxes on the net yield available to the Portfolio and its shareholders. Income received by a Portfolio from sources within foreign countries may be reduced by withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. It is impossible to determine the effective rate of foreign tax in advance since the amount of a Portfolio's assets to be invested in various countries is not known, and tax laws and their interpretations may change from time to time and may change without advance notice. Any such taxes paid by a Portfolio will reduce its net income available for distribution to shareholders.



FOREIGN CURRENCY TRANSACTIONS

The  Trust  may  engage  in  currency  exchange  transactions,  on behalf of its
Portfolios which may invest in foreign securities, to protect against uncertainty in the level of future foreign currency exchange rates. The Trust may engage in both "transaction hedging" and "position hedging".

When it engages in transaction hedging, the Trust enters into foreign currency transactions with respect to specific receivables or payables of a Portfolio generally arising in connection with the purchase or sale of its portfolio securities. The Trust will engage in transaction hedging when it desires to "lock in" the U.S. dollar price of a security it has agreed to purchase or sell, or the U.S. dollar equivalent of a dividend or interest payment in a foreign currency. By transaction hedging the Trust will attempt to protect a Portfolio against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the applicable foreign currency during the period between the date on which the security is purchased or sold or on which the dividend or interest payment is declared, and the date on which such payments are made or received.

The Trust may purchase or sell a foreign currency on a spot (or cash) basis at the prevailing spot rate in connection with transaction hedging. The Trust may also enter into contracts to purchase or sell foreign currencies at a future date ("forward contracts") and purchase and sell foreign currency futures contracts.


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For transaction hedging purposes the Trust may also purchase exchange-listed and over-the-counter call and put options on foreign currency futures contracts and on foreign currencies. A put option on a futures contract gives the Trust the right to assume a short position in the futures contract until expiration of the option. A put option on currency gives the Trust the right to sell a currency at an exercise price until the expiration of the option. A call option on a futures contract gives the Trust the right to assume a long position in the futures contract until the expiration of the option. A call option on currency gives the Trust the right to purchase a currency at the exercise price until the expiration of the option. The Trust will engage in over-the-counter transactions only when appropriate exchange-traded transactions are unavailable and when, in the opinion of the Portfolio's investment adviser, the pricing mechanism and liquidity are satisfactory and the participants are responsible parties likely to meet their contractual obligations.


When it engages in position hedging, the Trust enters into foreign currency exchange transactions to protect against a decline in the values of the foreign currencies in which securities held by a Portfolio are denominated or are quoted in their principle trading markets or an increase in the value of currency for securities which a Portfolio expects to purchase. In connection with position hedging, the Trust may purchase put or call options on foreign currency and foreign currency futures contracts and buy or sell forward contracts and foreign currency futures contracts. The Trust may also purchase or sell foreign currency on a spot basis.


The precise matching of the amounts of foreign currency exchange transactions and the value of the portfolio securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the values of those securities between the dates the currency exchange transactions are entered into and the dates they mature.

It is impossible to forecast with precision the market value of a Portfolio's portfolio securities at the expiration or maturity of a forward or futures contract. Accordingly, it may be necessary for the Trust to purchase additional foreign currency on behalf of a Portfolio on the spot market (and bear the expense of such purchase) if the market value of the security or securities being hedged is less than the amount of foreign currency the Trust is obligated to deliver and if a decision is made to sell the security or securities and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security or securities of a Portfolio if the market value of such security or securities exceeds the amount of foreign currency the Trust is obligated to deliver on behalf of the Portfolio.

To offset some of the costs to a Portfolio of hedging against fluctuations in currency exchange rates, the Trust may write covered call options on those currencies.

Transaction and position hedging do not eliminate fluctuations in the underlying prices of the securities which a Portfolio owns or intends to purchase or sell. They simply establish a rate of exchange which one can achieve at some future point in time. Additionally, although these techniques tend to minimize the risk of loss due to a decline in the value of the hedged currency, they tend to limit any potential gain which might result from the increase in the value of such currency.

A Portfolio may also seek to increase its current return by purchasing and selling foreign currency on a spot basis, and by purchasing and selling options on foreign currencies and on foreign currency futures contracts, and by purchasing and selling foreign currency forward contracts.

Currency Forward and Futures Contracts. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract as agreed by the parties, at a price set at the time of the contract. In the case of a cancelable forward contract, the holder has the unilateral right to cancel the contract at maturity by paying a specified fee. The contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades. A foreign currency futures contract is a standardized contract for the future delivery of a specified amount of a foreign currency at a future date at a price set at the time of the contract. Foreign currency futures contracts traded in the United States are designed by and traded on exchanges regulated by the CFTC, such as the New York Mercantile Exchange.

Forward foreign currency exchange contracts differ from foreign currency futures contracts in certain respects. For example, the maturity date of a forward contract may be any fixed number of days from the date of the contract agreed upon by the parties, rather than a predetermined date in a given month. Forward contracts may be in any amounts agreed upon by the parties rather than predetermined amounts. Also, forward foreign exchange contracts are traded directly between currency traders so that no intermediary is required. A forward contract generally requires no margin or other deposit.

At the maturity of a forward or futures contract, the Trust may either accept or make delivery of the currency specified in the contract, or at or prior to maturity enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract. Closing transactions with respect to futures contracts are effected on a commodities exchange; a clearing corporation associated with the exchange assumes responsibility for closing out such contracts.

Positions in foreign currency futures contracts and related options may be closed out only on an exchange or board of trade which provides a secondary market in such contracts or options. Although the Trust intends to purchase or sell foreign currency futures contracts and related options only on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a secondary market on an exchange or board of trade will exist for any particular contract or option or at any particular time. In such event,


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it may not be possible to close a futures or related option position and, in the event of adverse price movements, the Trust would continue to be required to make daily cash payments of variation margin on its futures positions.

Foreign Currency Options. Options on foreign currencies operate similarly to options on securities, and are traded primarily in the over-the-counter market, although options on foreign currencies have recently been listed on several exchanges. Such options will be purchased or written only when a Portfolio's Sub-Adviser believes that a liquid secondary market exists for such options. There can be no assurance that a liquid secondary market will exist for a particular option at any specific time. Options on foreign currencies are affected by all of those factors which influence exchange rates and investments generally.

The value of a foreign currency option is dependent upon the value of the foreign currency and the U.S. dollar, and may have no relationship to the investment merits of a foreign security. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options, investors may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

There is no systematic reporting of last sale information for foreign currencies and there is no regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Available quotation information is generally representative of very large transactions in the interbank market and thus may not reflect relatively smaller transactions (less than $1 million) where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market. To the extent that the U.S. options markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the U.S. options markets.

Foreign Currency Conversion. Although foreign exchange dealers do not charge a fee for currency conversion, they do realize a profit based on the difference (the "spread") between prices at which they buy and sell various currencies. Thus, a dealer may offer to sell a foreign currency to the Trust at one rate, while offering a lesser rate of exchange should the Trust desire to resell that currency to the dealer.

Swaps, Caps, Floors and Collars. Among the hedging transactions into which the Matrix Equity Portfolio may enter are interest rate, currency and index swaps and the purchase or sale of related caps, floors and collars. The Portfolio expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities the Portfolio anticipates purchasing at a later date. The Portfolio intends to use these transactions as hedges and not as speculative investments and will not sell interest rate caps or floors where it does not own securities or other instruments providing the income stream the Portfolio may be obligated to pay. Interest rate swaps involve the exchange by the Portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them. An index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.

The Portfolio will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as these swaps, caps, floors and collars are entered into for good faith hedging purposes, the Sub-Adviser and the Portfolio believe such obligations do not constitute senior securities under 1940 Act, as amended, and, accordingly, will not treat them as being subject to its borrowing restrictions. The Portfolio will not enter into any swap, cap, floor or collar transaction unless, at the time of entering into such transaction, the unsecured long-term debt of the counterparty, combined with any credit enhancements, is rated at least "A" by S&P or Moody's or has an equivalent equity rating from an NRSRO or is determined to be of equivalent credit quality by the Sub-Adviser. If there is a default by the counterparty, the Portfolio may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps.

With respect to swaps, the Portfolio will accrue the net amount of the excess, if any, of its obligations over its entitlements with respect to each swap on a daily basis and will segregate with its custodian an amount of cash or liquid high-grade securities having a value equal to the accrued excess. Caps, floors and collars require segregation of assets with a value equal to a Portfolio's net obligation, if any.

ZERO-COUPON SECURITIES

     Zero-coupon securities in which a Portfolio may invest are debt obligations which are generally issued at a discount and payable in full at maturity, and which do not provide for current payments of interest prior to maturity. Zero-coupon securities usually trade at a deep discount from their face or par value and are subject to greater market value fluctuations from changing interest rates than debt obligations of comparable maturities which make current distributions of interest. As a result, the net asset value of shares of a Portfolio investing in zero-coupon securities may fluctuate over a greater range than shares of other Portfolios of the Trust and other mutual funds investing in securities making current distributions of interest and having similar maturities.

Zero-coupon securities may include U.S. Treasury bills issued directly by the U.S. Treasury or other short-term debt obligations, and longer-term bonds or notes and their unmatured interest coupons which have been separated by their holder, typically a custodian bank or investment brokerage firm. A number of securities firms and banks have stripped the interest coupons from the underlying principal (the "corpus") of U.S. Treasury securities and resold them in custodial receipt programs with a number of different names, including Treasury Income Growth Receipts ("TIGRS") and Certificates of Accrual on Treasuries ("CATS"). The underlying U.S. Treasury bonds and notes themselves are held in book-entry form at the Federal Reserve Bank or, in the case of bearer securities (i.e., unregistered securities which are owned ostensibly by the bearer or holder thereof), in trust on behalf of the owners thereof.

In addition, the Treasury has facilitated transfers of ownership of zero-coupon securities by accounting separately for the beneficial ownership of particular interest coupons and corpus payments on Treasury securities through the Federal Reserve book-entry record-keeping system. The Federal Reserve program as established by the Treasury Department is known as "STRIPS" or "Separate Trading of Registered Interest and Principal of Securities." Under the STRIPS program, a Portfolio will be able to have its beneficial ownership of U.S. Treasury zero-coupon securities recorded directly in the book-entry record-keeping system in lieu of having to hold certificates or other evidences of ownership of the underlying U.S. Treasury securities.

When debt obligations have been stripped of their unmatured interest coupons by the holder, the stripped coupons are sold separately. The principal or corpus is sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic cash interest payments. Once stripped or separated, the corpus and coupons may be sold separately. Typically, the coupons are sold separately or grouped with other coupons with like maturity dates and sold in such bundled form. Purchasers of stripped obligations acquire, in effect, discount obligations that are economically identical to the zero-coupon securities issued directly by the obligor.

LOWER GRADE SECURITIES

The High Income Bond Portfolio may invest a substantial portion of its assets in medium or lower grade corporate debt securities (including bonds in default) or in unrated securities determined by the Portfolio's Sub-Adviser to be of comparable quality entailing certain risks. See "Special Risks Relating to High Income Bonds" in the Prospectus. Such lower grade securities are rated BB or B by S&P or Ba or B by Moody's and are commonly referred to as "junk bonds." Investment in such securities involves special risks, as described herein. Liquidity relates to the ability of the Portfolio to sell a security in a timely manner at a price which reflects the value of that security. As discussed below, the market for lower grade securities is considered generally to be less liquid


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than the market for investment  grade  securities.  The relative  illiquidity of some of the Portfolio's portfolio securities may adversely affect the ability of the Portfolio to dispose of such securities in a timely manner and at a price which reflects the value of such security in the Sub-Adviser's judgment. The market for less liquid securities tends to be more volatile than the market for more liquid securities and market values of relatively illiquid securities may be more susceptible to change as a result of adverse publicity and investor perceptions than are the market values of higher grade, more liquid securities.

The Portfolio's net asset value will change with changes in the value of its portfolio securities. Because the Portfolio will invest in fixed income securities, the Portfolio's net asset value can be expected to change as general levels of interest rates fluctuate. When interest rates decline, the value of a portfolio invested in fixed income securities can be expected to rise. Conversely, when interest rates rise, the value of a portfolio invested in fixed income securities can be expected to decline. Net asset value and market value may be volatile due to the Portfolio's investment in lower grade and less liquid securities. Volatility may be greater during periods of general economic uncertainty.

The Portfolio's investments are valued pursuant to guidelines adopted and periodically reviewed by the Board of Trustees. To the extent that there is no established retail market for some of the securities in which the Portfolio may invest, there may be relatively inactive trading in such securities and the ability of the Sub-Adviser to accurately value such securities may be adversely affected. During periods of reduced market liquidity and in the absence of readily available market quotations for securities held in the Portfolio's portfolio, the responsibility of the Sub-Adviser to value the Portfolio's securities becomes more difficult and the Sub-Adviser's judgment may play a greater role in the valuation of the Portfolio's securities due to the reduced availability of reliable objective data. To the extent that the Portfolio invests in illiquid securities and securities which are restricted as to resale, the Portfolio may incur additional risks and costs.

Lower grade securities generally involve greater credit risk than higher grade securities. A general economic downturn or a significant increase in interest rates could severely disrupt the market for lower grade securities and adversely affect the market value of such securities. In addition, in such circumstances, the ability of issuers of lower grade securities to repay principal and to pay interest, to meet projected financial goals and to obtain additional financing may be adversely affected. Such consequences could lead to an increased incidence of default for such securities and adversely affect the value of the lower grade securities in the Portfolio's portfolio and thus the Portfolio's net asset value. The secondary market prices of lower grade securities are less sensitive to changes in interest rates than are those for higher rated securities, but are more sensitive to adverse economic changes or individual issuer developments. Adverse publicity and investor perceptions, whether or not based on rational analysis, may also affect the value and liquidity of lower grade securities.

Yields on the Portfolio's portfolio securities can be expected to fluctuate over time. In addition, periods of economic uncertainty and changes in interest rates can be expected to result in increased volatility of the market prices of the lower grade securities in the Portfolio's portfolio and thus in the net asset value of the Portfolio. Net asset value and market value may be volatile due to the Portfolio's investment in lower grade and less liquid securities. Volatility may be greater during periods of general economic uncertainty. The Portfolio may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of interest or a repayment of principal on its portfolio holdings, and the Portfolio may be unable to obtain full recovery thereof. In the event that an issuer of securities held by the Portfolio experiences difficulties in the timely payment of principal or interest and such issuer seeks to restructure the terms of its borrowings, the Portfolio may incur additional expenses and may determine to invest additional capital with respect to such issuer or the project or projects to which the Portfolio's portfolio securities relate.

The Portfolio will rely on the Sub-Adviser's judgment, analysis and experience in evaluating the creditworthiness of an issue. In this evaluation, the Sub-Adviser will take into consideration, among other things, the issuer's financial resources, its sensitivity to economic conditions and trends, its operating history, the quality of the issuer's management and regulatory matters. The Sub-Adviser also may consider, although it does not rely primarily on, the credit ratings of S&P and Moody's in evaluating fixed-income securities. Such ratings evaluate only the safety of principal and interest payments, not market value risk. Additionally, because the creditworthiness of an issuer may change more rapidly than is able to be timely reflected in changes in credit ratings, the Sub-Adviser continuously monitors the issuers of such securities held in the Portfolio's portfolio. The Portfolio may, if deemed appropriate by the Sub-Adviser, retain a security whose rating has been downgraded, or whose rating has been withdrawn.

SHORT SALES "AGAINST THE BOX"

The Growth & Income Portfolio may engage in short sales "against the box." In a short sale, the Portfolio sells a borrowed security and has a corresponding obligation to the lender to return the identical security. The Portfolio may engage in short sales if at the time of the short sale it owns or has the right to obtain, at no additional cost, an equal amount of the security being sold short. This investment technique is known as a short sale "against the box." In a short sale, a seller does not immediately deliver the securities sold and is said to have a short position in those securities until delivery occurs. If the Portfolio engages in a short sale, the collateral for the short position will be maintained by the Portfolio's custodian or a qualified sub-custodian. While the short sale is open, the Portfolio will maintain in a segregated account an amount of securities equal in kind and amount to the securities sold short or securities convertible into or exchangeable for such equivalent securities. These securities constitute the Portfolio's long position. The Portfolio will not engage in short sales against the box for speculative purposes. The Portfolio may, however, make a short sale as a hedge, when it believes that the price of a security may decline, causing a decline in the value of a security owned by the Portfolio (or a security convertible or exchangeable for such security), or when the Portfolio wants to sell the security at an attractive current price, but also wishes to defer recognition of gain or loss for federal income tax purposes and for purposes of satisfying certain tests applicable to regulated investment companies under the Internal Revenue Code. In such case, any future losses in the Portfolio's long position should be reduced by a gain in the short position. Conversely, any gain in the long position should be reduced by a loss in the short position. The extent to which such gains or losses are reduced will depend upon the amount of the security sold short relative to the amount the Portfolio owns. There will be certain additional transaction costs associated with short sales against the box, but the Portfolio will endeavor to offset these costs with the income from the investment of the cash proceeds of short sales.

SMALL CAPITALIZATION COMPANIES

Certain Portfolios will invest in securities of issuers with small market capitalizations. The Small Cap Growth Portfolio will invest primarily in such securities. While the Sub-Adviser for the Small Cap Growth Portfolio intends to invest Portfolio assets in small capitalization companies that have strong balance sheets and that the Sub-Adviser's research indicates should exceed informed consensus of earnings expectations, any investment in small capitalization companies involves greater risk than that customarily associated with investments in larger, more established companies. This increased risk may be due to the greater business risks of small size, limited markets and financial resources, narrow product lines and frequent lack of management depth. The securities of small companies are often traded in the over-the-counter market and may not be traded in volumes typical on a national securities exchange. Thus, the securities of smaller companies are likely to be less liquid, and subject to more abrupt or erratic market movements, than securities of larger, more established companies.

OVER-THE-COUNTER MARKET

The Small Cap Growth Portfolio invests primarily in over-the-counter stocks. In contrast to the securities exchanges, the over-the-counter market is not a centralized facility which limits trading activity to securities of companies which initially satisfy certain defined standards. Any security can be traded in the over-the-counter market as long as an individual or firm is willing to make a market in the security. Since there are no minimum requirements for a company's assets or earnings or the number of its shareholders in order for its stock to be traded over-the-counter, there is a great diversity in the size and profitability of companies whose stocks trade in this market, ranging from relatively small little-known companies to well-established corporations. Generally, the volume of trading in an unlisted stock is less than the volume of trading in a listed stock. This means that the degree of market liquidity of some stocks in which the Small Cap Growth Portfolio invests may be relatively limited. When the Portfolio disposes of such a stock it may have to offer the shares at a discount from recent prices or sell the shares in small lots over an extended period of time.

INVESTMENT COMPANY SHARES

The Small Cap Growth Portfolio and the Matrix Equity Portfolio may invest in shares of money market mutual funds, except as set forth under "Investment Restrictions" below. Since such funds pay management fees and other expenses, shareholders of the Portfolios would indirectly pay both Portfolio expenses and the expenses of underlying funds with respect to Portfolio assets invested therein. Applicable regulations prohibit the Portfolios from acquiring the securities of other investment companies if, as a result of such acquisition, the Portfolio owns more than 3% of the total voting stock of the company; more than 5% of the Portfolio's total assets are invested in securities of any one investment company; or more than 10% of the total assets of the Portfolio are invested in securities (other than treasury stock) issued by all investment companies.

HIGH INCOME BOND PORTFOLIO - OTHER INVESTMENTS

In addition to the investments described in the Prospectus and in this Statement, the High Income Bond Portfolio may also invest in equity securities.


SECTION 4(2) PAPER

The Growth & Income Portfolio may invest in commercial paper which is issued in reliance on the "private placement" exemption from registration which is afforded by Section 4(2) of the Securities Act of 1933, as amended (the "1933 Act") ("Section 4(2) Paper"). Section 4(2) paper is restricted as to disposition under the federal securities laws and is generally sold to institutional investors such as the Portfolio which agree that they are purchasing the paper for investment and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2) paper normally is resold to other institutional investors through or with the assistance of investment dealers who make a market in the Section 4(2) paper, thereby providing liquidity. See "Illiquid Securities" below.

MORTGAGE-BACKED SECURITIES

A  significant  portion  of the  securities  held by the  U.S.  Government  Bond
Portfolio may consist of mortgage-backed certificates and other securities representing ownership interests in mortgage pools, including collateralized mortgage obligations, some of which may be backed by agencies or instrumentalities of the U.S. Government. Interest and principal payments on the mortgages underlying mortgage-backed securities are passed through to the holder of the mortgage-backed security.

Prepayments of principal and interest on mortgages underlying mortgage-backed securities may shorten the effective maturity of certain of such obligations. High interest rate mortgages are more likely to be prepaid than lower rate mortgages. Consequently, the effective maturity of certain mortgage-backed securities which pass through payments on or are secured by high rate mortgages is likely to be shorter than that of obligations which pass through payments on or are secured by lower rate mortgages. The rate of occurrence of prepayment and of nonpayment on the underlying mortgages also is affected by other factors including social and demographic conditions.

Mortgage-backed securities may offer yields higher than those available from other types of U.S. Government Securities, but because of their prepayment aspect are less effective than other types of securities as a means of "locking in" attractive long-term interest rates. This is caused by the need to reinvest prepayments of principal generally and the possibility of significant unscheduled prepayments resulting from declines in mortgage interest rates. These prepayments would have to be reinvested at the lower rates. As a result, the Portfolio's mortgage-backed securities may have less potential for capital appreciation during periods of declining interest rates than other U.S. Government Securities of comparable maturities, although such obligations may have a comparable risk of decline in market value during periods of rising interest rates.

ILLIQUID SECURITIES

A Portfolio may not invest more than 10% (except 15% with respect to the Growth & Income Portfolio and the Matrix Equity Portfolio) of its net assets in illiquid securities, including repurchase agreements which have a maturity of longer than seven days and securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale. Securities that have legal or contractual restrictions on resale but have a readily available market are not considered illiquid for purposes of this limitation. The Portfolios' Sub-Advisers will monitor the liquidity of such restricted securities under the supervision of the Adviser and the Board of Trustees. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period.

Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the 1933 Act, securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the 1933 Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

In recent years, however, a large institutional market has developed for certain securities that are not registered under the 1933 Act including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

RULE 144A SECURITIES

The SEC adopted Rule 144A which allows for a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers. The Adviser and Sub-Advisers anticipate that the market for certain restricted securities such as institutional commercial paper will expand further as a result of this regulation and the development of automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the NASD.

The Sub-Advisers and the Adviser will monitor the liquidity of restricted securities in the Portfolios under the supervision of the Board of Trustees. In reaching liquidity decisions, the Sub-Advisers and the Adviser may consider, inter alia, the following factors: (1) the unregistered nature of the security;
(2) the frequency of trades and quotes for the security; (3) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (4) dealer undertakings to make a market in the security and (5) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).

CONVERTIBLE SECURITIES

The Growth, Growth & Income, High Income Bond, Small Cap Growth and World Equity Portfolios of the Trust may invest in convertible securities such as bonds, notes and preferred stocks which are convertible or exchangeable for common stocks. Convertible securities have characteristics similar to both fixed income and equity securities. Because of the conversion feature, the market value of convertible securities tends to move together with the market value of the underlying common stock. As a result, a Portfolio's selection of convertible securities is based, to a great extent, on the potential for capital appreciation that may exist in the underlying stock. The value of convertible securities is also affected by prevailing interest rates, the credit quality of the issuer, and any call provisions.

RIGHTS OFFERINGS AND PURCHASE WARRANTS

The Growth, Growth & Income, Matrix Equity, High Income Bond, Small Cap Growth and World Equity Portfolios of the Trust may invest in rights offerings and purchase warrants which are privileges issued by a corporation which enable the owner to subscribe to and purchase a specified number of shares of the corporation at a specified price during a specified period of time. Subscription rights normally have a short lifespan to expiration. The purchase of rights or warrants involves the risk that a Portfolio could lose the purchase value of a right or warrant if the right to subscribe to additional shares is not executed prior to the rights and warrants expiration. Also, the purchase of rights and/or warrants involves the risk that the effective price paid for the right and/or warrant added to the subscription price of the related security may exceed the value of the subscribed security's market price such as when there is no movement in the level of the underlying security.

MONEY MARKET INSTRUMENTS

Certain of the instruments listed below may be purchased by the Portfolios in accordance with their investment policies and all Portfolios may purchase such instruments to invest otherwise idle cash or for defensive purposes.

Bankers' Acceptance. A bill of exchange or time draft drawn on and accepted by a commercial bank. It is used by corporations to finance the shipment and storage of goods and to furnish dollar exchange. Maturities are generally six months or less.

Certificate of Deposit. A negotiable interest bearing instrument with a specific maturity. Certificates of deposit are issued by banks and savings and loan institutions in exchange for the deposit of funds and normally can be traded in the secondary market prior to maturity. Certificates of deposit generally carry penalties for early withdrawal.

Commercial Paper. The term used to designate unsecured short-term promissory notes issued by corporations and other entities. Maturities on these issues typically vary from a few days to nine months.

U.S. Government Securities. U.S. Government direct obligations consist of bills, notes and bonds issued by the U.S. Treasury. U.S. Government Agency Securities
are issued by certain federal agencies that have been established as instrumentalities of the U.S. Government to supervise and finance certain types of activities. Issues of these agencies, while not direct obligations of the U.S. Government, are either backed by the full faith and credit of the United States, guaranteed by the Treasury or supported by the issuing agency's right to borrow from the Treasury, or supported only by the credit of the instrumentality. U.S. Treasury obligations also include separately traded interest and principal component parts of such obligations that are transferable through the federal book-entry system and which are known as Separately Traded Registered Interest and Principal Securities ("STRIPS") and Coupon Under Book Entry Safekeeping ("CUBES").

                             INVESTMENT RESTRICTIONS


The following investment restrictions may not be changed with respect to any Portfolio without the approval of a majority of the outstanding voting securities of that Portfolio. Under the 1940 Act and the rules thereunder, "majority of the outstanding voting securities" of a Portfolio means the lesser of (1) 67% of the shares of that Portfolio present at a meeting if the holders of more than 50% of the outstanding shares of that Portfolio are present in person or by proxy, and (2) more than 50% of the outstanding shares of that Portfolio. Any investment restrictions which involve a maximum percentage of securities or assets shall not be considered to be violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition or encumbrance of securities or assets of, or borrowings by or on behalf of, a Portfolio, as the case may be.


FUNDAMENTAL INVESTMENT RESTRICTIONS (All Portfolios except Growth & Income Portfolio, Matrix Equity Portfolio and Small Cap Growth Portfolio)

The Trust may not, on behalf of a Portfolio:

(1) as to 75% of the value of the Portfolio's total assets, invest more than 5% of the value of the total assets of the Portfolio in the securities (other than U.S. Government Securities) of any one issuer;


(2) invest more than 25% of the value of its total assets in the securities (other than U.S. Government Securities), of issuers in a single industry;


(3) borrow money except from banks as a temporary measure for extraordinary or emergency purposes or by entering into reverse repurchase agreements (the Trust is required to maintain asset coverage (including borrowings) of 300% for all borrowings);

(4) make loans to other persons, except loans of portfolio securities and except to the extent that the purchase of debt obligations in accordance with its investment objectives and policies or entry into repurchase agreements may be deemed to be loans;


(5) invest more than 10% of the total assets of a Portfolio (taken at market value) in illiquid securities, including repurchase agreements maturing in more than seven days;


(6) purchase the securities of any issuer if such purchase would cause more than 10% of the voting securities of such issuer to be held by a Portfolio;

(7) purchase or sell any commodity contract or purchase or write any put or call option or any combination thereof, except that each Portfolio may purchase and sell futures contracts based on debt securities, indexes of securities, and foreign currencies and purchase and write options on securities, futures contracts which it may purchase, securities indexes, and foreign currencies. (Securities denominated in gold or other precious metals or whose value is determined by the value of gold or other precious metals are not considered to be commodity contracts);

(8) purchase securities on margin, except such short-term credits as may be necessary for the clearance of purchases and sales of securities, and except that it may make margin payments in connection with futures contracts and related options;

(9) make short sales of securities unless such Portfolio owns an equal amount of such securities or owns securities which, without payment of any further consideration, are convertible into or exchangeable for securities of the same issue as, and equal in amount to, the securities sold short;

(10) underwrite securities issued by other persons except to the extent that, in connection with the disposition of its portfolio investments, it may be deemed to be an underwriter under federal securities laws;

(11) purchase or sell real estate, although it may purchase and sell securities which are secured by or represent interests in real estate, mortgage-related securities, securities of companies principally engaged in the real estate industry and participation interests in pools of real estate mortgage loans, and it may liquidate real estate acquired as a result of default on a mortgage;

(12) make investments for the purpose of gaining control of a company's management; and

(13) issue any class of securities which is senior to a Portfolio's shares of beneficial interest except as permitted under the Investment Company Act of 1940 or by order of the SEC.

FUNDAMENTAL INVESTMENT RESTRICTIONS (GROWTH & INCOME PORTFOLIO ONLY)

The Growth & Income Portfolio may not:

(1) Borrow money, except from banks or by entering into reverse repurchase agreements for temporary purposes and then in amounts not in excess of 30% of the value of the Portfolio's total assets at the time of such borrowing, and only if after such borrowing there is asset coverage of at least 300 percent for all borrowings of the Portfolio; or mortgage, pledge or hypothecate any of the Portfolio's assets except as may be necessary in connection with such borrowing or reverse repurchase agreements; or purchase portfolio securities while borrowings and reverse repurchase agreements in excess of 5% of the Portfolio's net assets are outstanding. (This borrowing provision is not for investment leverage, but solely to facilitate management of the Portfolio's securities by enabling the Portfolio to meet redemption requests where the liquidation of portfolio securities is deemed to be disadvantageous or inconvenient);

(2) Purchase securities of any one issuer, other than securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, if immediately after and as a result of such purchase more than 5% of the Portfolio's total assets would be invested in the securities of such issuer, or more than 10% of the outstanding voting securities of such issuer would be owned by the Portfolio, except that up to 25% of the value of the Portfolio's assets may be invested without regard to this 5% limitation;

(3) Purchase securities on margin, except for short-term credit necessary for clearance of portfolio transactions, except that the Portfolio may establish margin accounts in connection with currency transactions and its use of options, futures contracts and options on futures contracts;

(4) Underwrite securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, the Portfolio may be deemed an underwriter under Federal securities laws;

(5) Make short sales of securities or maintain a short position or write or sell puts, calls, straddles, spreads or combinations thereof, except that the Portfolio may purchase and sell puts and call options on securities, stock indices and currencies; enter into forward currency contracts and futures contracts; and purchase and sell options on futures contracts;

(6) Purchase or sell real estate, provided that the Portfolio may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein;

(7) Purchase or sell commodities or commodity contracts, except that the Portfolio may purchase and sell futures contracts and related options and purchase and sell currencies on a forward commitment or delayed-delivery basis or options on currencies;

(8) Invest in oil, gas or mineral-related programs or leases except that the Portfolio may invest in securities of companies that invest in or sponsor oil, gas, or mineral exploration or development programs;

(9) Make loans, except that the Portfolio may purchase or hold fixed income securities (including loan participations and assignments and structured securities) in accordance with its investment objective, policies and limitations and except that the Portfolio may lend portfolio securities and enter into repurchase agreements;

(10) Purchase any securities issued by any other investment company except in connection with the merger, consolidation or acquisition of all the securities or assets of such an issuer or otherwise permitted by the 1940 Act; or

(11) Make investments for the purpose of exercising control or management.

     In addition to the foregoing enumerated investment limitations, the Portfolio may not (a) invest more than 5% of its total assets (taken at the time of purchase) in securities of issuers (including their predecessors) with less than three years of continuous operations, and (b) purchase any securities which would cause, at the time of purchase, more than 25% of the value of the total assets of the Portfolio to be invested in the obligations of issuers in any industry (exclusive of the U.S. Government and its agencies and instrumentalities).

NONFUNDAMENTAL POLICIES (GROWTH & INCOME PORTFOLIO ONLY)

In addition to the foregoing, and the policies set forth in the Prospectus with respect to the Growth & Income Portfolio, the Growth & Income Portfolio has adopted additional investment restrictions which may be amended by the Board of Trustees without a vote of shareholders.

The Growth & Income Portfolio may not:

(1) Pledge, mortgage or hypothecate its assets, except to the extent necessary to secure permitted borrowings and to the extent related to the deposit of assets in escrow and in connection with the writing of covered put and call options and purchase of securities on a forward commitment or delayed-delivery basis and collateral and initial or variation margin arrangements with respect to currency transactions, options, futures contracts, and options on futures contracts.

(2) Invest more than 15% of the Portfolio's net assets in securities which may be illiquid because of legal or contractual restrictions on resale or securities for which there are no readily available market quotations. For purposes of this limitation, repurchase agreements with maturities greater than seven days shall be considered illiquid securities. In no event will the Portfolio's investment in restricted and illiquid securities exceed 15% of the Portfolio's assets.

(3) Purchase any security if as a result the Portfolio would then have more than 5% of its total assets invested in securities of companies (including predecessors) that have been in continuous operation for fewer than three years.

(4) Purchase or retain securities of any company if, to the knowledge of the Portfolio, any of the Trust's officers or Trustees or any officer or director of the Adviser or Sub-Adviser individually owns more than 1/2 of 1% of the outstanding securities of such company and together they own beneficially more than 5% of the securities.

(5) Invest in warrants (other than warrants acquired by the Portfolio as part of a unit or attached to securities at the time of purchase) if, as a result, the investments (valued at the lower of cost or market) would exceed 5% of the value of the Portfolio's net assets.

(6) Make additional investments (including rollovers) if the Portfolio's borrowings exceed 5% of its net assets.

FUNDAMENTAL INVESTMENT RESTRICTIONS (MATRIX EQUITY PORTFOLIO ONLY)

The Matrix Equity Portfolio may not:

(1) With respect to 75% of its total assets, purchase any securities (other than obligations guaranteed by the United States Government or by its agencies or instrumentalities), if, as a result, more than 5% of the Portfolio's total assets (determined at the time of investment) would then be invested in securities of a single issuer or, if, as a result, the Portfolio would hold more than 10% of the outstanding voting securities of an issuer.

(2) Issue senior securities, borrow money from banks or enter into reverse repurchase agreements with banks in the aggregate in excess of 33 1/3% of the Portfolio's total assets (after giving effect to any such borrowing); which amount includes no more than 5% in borrowings and reverse repurchase agreements with any entity for temporary purposes. The Portfolio will not mortgage, pledge or hypothecate any assets other than in connection with issuances, borrowings, hedging transactions and risk management techniques.

(3) Make loans of money or property to any person, except (i) to the extent the securities in which the Portfolio may invest are considered to be loans,
     (ii) through the loan of portfolio securities, and (iii) to the extent that the Portfolio may lend money or property in connection with maintenance of the value of, or the Portfolio's interest with respect to, the securities owned by the Portfolio.


(4) Buy any securities "on margin." Neither the deposit of initial or maintenance margin in connection with Strategic Transactions nor short term credits as may be necessary for the clearance of transactions is considered the purchase of a security on margin.

(5) Sell any securities "short," write, purchase or sell puts, calls or combinations thereof, or purchase or sell interest rate or other financial futures or index contracts or related options, except in connection with Strategic Transactions.

(6) Act as an underwriter of securities, except to the extent the Portfolio may be deemed to be an underwriter in connection with the sale of securities held in its portfolio.

(7) Make investments for the purpose of exercising control or participation in management, except to the extent that exercise by the Portfolio of its rights under agreements related to portfolio securities would be deemed to constitute such control or participation.

(8) Invest in securities of other investment companies, except as part of a merger, consolidation or other acquisition and except as permitted under the Investment Company Act of 1940, as amended.

(9) Invest in oil, gas or mineral leases or in equity interests in oil, gas, or other mineral exploration or development programs except pursuant to the exercise by the Portfolio of its rights under agreements relating to portfolio securities.

(10) Purchase or sell real estate, commodities or commodity contracts, except to the extent that the securities that the Portfolio may invest in are considered to be interests in real estate, commodities or commodity contracts or to the extent the Portfolio exercises its rights under agreements relating to portfolio securities (in which case the Portfolio may liquidate real estate acquired as a result of a default on a mortgage), and except to the extent that Strategic Transactions the Portfolio may engage in are considered to be commodities or commodities contracts.

FUNDAMENTAL INVESTMENT RESTRICTIONS (SMALL CAP GROWTH PORTFOLIO ONLY)


The Small Cap Growth Portfolio may not:

(1) With respect to 75% of its assets, purchase more than 10% of the outstanding voting securities of any one issuer.

(2) Pledge any of its assets, except that the Portfolio may pledge assets having a value of not more than 5% of its total assets in order to secure permitted borrowings. Such borrowings may not exceed 5% of the value of the Portfolio's assets and can be made only as a temporary measure for extraordinary or emergency purposes.

(3) Make short sales of securities or maintain a short position or write or sell puts, calls, straddles, spreads or combinations thereof, except that the Portfolio may purchase and sell puts and call options on securities, stock indices and currencies; enter into forward currency contracts and futures contracts; and purchase and sell options on futures contracts.

(4) Make loans except by the purchase of bonds or other debt obligations of types commonly offered publicly or privately and purchased by financial institutions, including investment in repurchase agreements, provided that the Portfolio will not make any investment in repurchase agreements maturing in more than seven days if such investments, together with any other illiquid securities held by the Portfolio, would exceed 10% of the value of its net assets.

(5) Purchase the securities of an issuer if, at the time thereof, such purchase would cause more than 10% of the Portfolio's total assets to be invested in securities for which there is no readily available market. This limitation does not include any Rule 144A restricted security that has been determined by, or pursuant to procedures established by, the Board, based on trading markets for such security, to be liquid.

(6) Invest in the securities of other open-end investment companies, or invest in the securities of closed-end investment companies except through purchase in the open market in a transaction involving no commission or profit to a sponsor or dealer (other than the customary broker's commission) or as part of a merger, consolidation or other acquisition.

(7) Engage in the underwriting of securities of other issuers, except that the Portfolio may sell an investment position even though it may be deemed to be an underwriter as that term is defined in the Securities Act of 1933.

(8)  Purchase or sell real estate, commodities or commodity contracts.

(9) Invest in interests in oil, gas or other mineral exploration or development programs.

NONFUNDAMENTAL POLICIES (SMALL CAP GROWTH PORTFOLIO ONLY)

In addition to the foregoing, and the policies set forth in the Prospectus with respect to the Small Cap Growth Portfolio, the Small Cap Growth Portfolio has adopted additional investment restrictions which may be amended by the Board of Trustees without a vote of shareholders.

The Small Cap Growth Portfolio may not:

(1) Purchase more than 10% of the outstanding voting securities of any one issuer.

(2) Purchase the security of any one issuer if such purchase would cause more than 5% of the Portfolio's net assets (determined at the time of the purchase) to be invested in the securities of such issuer except United States Government securities.

(3) Invest in the securities of foreign issuers if, at the time of acquisition, more than 15% of the value of the Portfolio's total assets would be invested in such securities.

(4) Invest more than 5% of its assets in companies having a record, together with predecessors, of less than three years continuous operation.

(5) Purchase securities which are not registered under the Securities Act of 1933, except that the Portfolio may invest in securities of foreign issuers.

(6) Make short sales or purchase securities on margin; but it may obtain such short-term credits as are necessary for the clearance of purchases and sales of securities.

(7) Invest (i) more than 5% of its net assets in warrants or (ii) more than 2% of its net assets in warrants which are not traded on the New York Stock Exchange or the American Stock Exchange.

(8) Purchase or retain securities of an issuer if, to the knowledge of the Portfolio, an officer, trustee, partner or director of the Portfolio or any investment adviser of the Portfolio owns beneficially more than 1/2 of 1% of the shares or securities of such issuer and all such officers, trustees, partners and directors owning more than 1/2 of 1% of such shares or securities together own more than 5% of such shares or securities.

                             MANAGEMENT OF THE TRUST


The  Trust  is  organized  as  a  Massachusetts   business  trust.  The  overall
responsibility for the supervision of the affairs of the Trust vests in the Trustees. The Trustees have entered into an Investment Advisory Agreement with the Adviser to handle the day-to-day affairs of the Trust (see below). The Trustees meet periodically to review the affairs of the Trust and to establish certain guidelines which the Adviser is expected to follow in implementing the investment policies and objectives of the Trust.

Name, Address and Age          Position Held With the Trust     Principal Occupation During Past 5 Years
- ---------------------          ----------------------------     ----------------------------------------

Thomas F. Streiff                 President and Trustee         President of Financial Services, ILoNa
2122 York Road                                                  Financial Group; President of the Adviser,
Oak Brook, IL  60523                                            IAC Securities, First Variable Capital
Age: 42                                                         Services, Inc. and First Variable since
                                                                May, 2000; prior thereto, President and
                                                                Chief  Executive Officer of Talbot Financial
                                                                Services and Chairman  of NFC Consulting
                                                                Group.


Paul G. Chenault                        Trustee                 Trustee, Loomis Sayles Funds, May 2000 to
15 Falling Brook                                                present.
Cincinnati, OH 45241
Age: 67

W. Lawrence Howe                         Trustee                Consultant; Director, Lone Star Life Insurance
6220 Topsail Road                                               Company; Director, Howe-Weaver
At Harbor Hills
Lady Lake, FL  32159
Age: 76


Laird E. Wiggin                          Trustee                Executive Vice President and Director, The E/W
The E/W Group, Inc.                                             Group, Inc., a financial services software and
59 Rainbow Road                                                 consulting firm
East Granby, CT  06026-0169
Age: 62


Norman A. Fair*                          Trustee                Vice President, Treasurer and Asst. Sec., Irish
2211 York Rd, Suite 202                                         Life of North America, Inc., Director and
Oak Brook, IL 60523                                             Assistant Sec. of First Variable and  Director
Age: 56                                                         of  Adviser; prior to 1994, Senior Vice President
                                                                and Chief Financial Officer,  Interstate
                                                                Assurance Company (an affiliate of Adviser)


Christopher S. Harden                  Vice President,          Vice President and Treasurer of First Variable
2122 York Road                         Treasurer and            since 1998; prior thereto, Vice President
Oak Brook, IL 60523                    Principal Accounting     of Cova Financial Services Life Insurance
Age: 43                                Officer                  Company



Terri S. Bon                           Assistant Treasurer     Assistant Vice President and Assistant Treasurer
2122 York Road                                                 of First Variable since 1998; prior thereto,
Oak Brook, IL 60523                                            Assistant Vice President of Cova Financial
Age: 32                                                        Services Life Insurance Company



- ----------
* Interested person of the Trust within the meaning of the 1940 Act.

     As of March 31, 2001, certain officers and Trustees of the Trust held beneficial interests in shares of the Trust through the purchase of variable annuity or variable life insurance contracts. The amount owned beneficially by the officers and Trustees is less than 1 percent of each Portfolio's outstanding shares.


     Except as stated above, the principal occupations of the officers and Trustees for the last five years have been with the employers as shown above, although in some cases they have held different positions with such employers.


     Each Trustee of the Trust who is not an interested person of the Trust or Adviser receives an annual fee of $10,000, an additional fee of $1,500 for each Trustees' meeting attended in person, $750 for each Board Meeting attended through teleconference facilities and Committee Meeting attended (if held on a day other than when a Board of Trustees meeting is held). With respect to fiscal 2000, the Trust paid Trustees' fees aggregating $56,000. The following table shows 2000 compensation by Trustee. The Trust is the only Fund in the complex.


COMPENSATION TABLE



==================================================================================================================
(1)                            (2) Aggregate      (3)  Pension or        (4) Estimated      (5) Total Compensation
                               Compensation       Retirement Benefits    Annual             From Registrant
Name of                        from               Accrued As Part of     Benefits           and Trust Complex
Person/Position                Registrant         Trust Expenses         Upon Retirement    Paid  to Trustees
- ------------------------------------------------------------------------------------------------------------------
Paul G. Chenault                  $16,000                  None                None            $16,000
Trustee

W. Lawrence Howe                  $16,000                  None                None            $16,000
Trustee

Laird E. Wiggin                   $16,000                  None                None            $16,000
Trustee

John M. Soukup                       None                  None                None             None
President and Trustee

Norman A. Fair                       None                  None                None             None
Trustee

Wesley E. Horton*                 $ 8,000                  None                None            $ 8,000
Trustee
- ------------------------------------------------------------------------------------------------------------------

*Member   of  the  Board  of   Trustees   who   served   on  the   Board   until
_________________.

The Agreement and Declaration of Trust of the Trust provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust, except if it is determined in the manner specified in the Agreement and Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust or that such indemnification would relieve any officer or Trustee of any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of his or her duties. The Trust, at its expense, may provide liability insurance for the benefit of its Trustees and officers.

Under the  Investment  Advisory  Agreement  between the Trust and  Adviser  (the
"Investment Advisory Agreement"), Adviser, at its expense, provides the Portfolios with investment advisory services and advises and assists the officers of the Trust in taking such steps as are necessary or appropriate to carry out the decisions of its Trustees regarding the conduct of business of the Trust and each Portfolio. The fees to be paid under the Investment Advisory Agreement are set forth in the Trust's prospectus.

Under the Investment Advisory Agreement, the Adviser is obligated to formulate a continuing program for the investment of the assets of each Portfolio of the Trust in a manner consistent with each Portfolio's investment objectives, policies and restrictions and to determine from time to time securities to be purchased, sold, retained or lent by the Trust and implement those decisions, subject always to the provisions of the Trust's Agreement and Declaration of Trust and By-laws, and of the 1940 Act, and subject further to such policies and instructions as the Trustees may from time to time establish.

The Investment Advisory Agreement further provides that Adviser shall furnish the Trust with office space and necessary personnel, pay ordinary office expenses, pay all executive salaries of the Trust and furnish, without expense to the Trust, the services of such members of its organization as may be duly elected officers or Trustees of the Trust.

Under the Investment Advisory Agreement, the Trust is responsible for all its other expenses including, but not limited to, the following expenses: legal, auditing or accounting expenses, Trustees' fees and expenses, insurance premiums, brokers' commissions, taxes and governmental fees, expenses of issue or redemption of shares, expenses of registering or qualifying shares for sale, reports and notices to shareholders, and fees and disbursements of custodians, transfer agents, registrars, shareholder servicing agents and dividend disbursing agents, and certain expenses with respect to membership fees of industry associations.

The Investment Advisory Agreement provides that Adviser may retain sub-advisers, at Adviser's own cost and expense, for the purpose of making investment recommendations and research information available to the Trust.

During fiscal 1998, 1999 and 2000, each of the Portfolios paid fees to the Adviser pursuant to the Investment Advisory Agreement as follows:

Portfolio                                            1998      1999       2000
- ---------                                         -----     ------      ----
Small Cap Growth Portfolio                         $126,469  $106,925   $142,046

World Equity Portfolio                             $169,949  $143,773   $100,975



Growth Portfolio                                   $490,627  $496,806   $327,206

Matrix Equity Portfolio                            $117,982  $146,479   $ 70,448

Growth & Income Portfolio                          $201,099  $217,470   $111,374

Multiple Strategies Portfolio                      $259,847  $316,341   $227,306

High Income Bond Portfolio                         $141,078  $132,321   $ 42,177

U.S. Government Bond Portfolio                     $ 68,415  $ 87,177   $ 42,495


State Street Bank and Trust Company ("State Street") provides certain accounting, transfer agency, and other services to the Trust. Expenses incurred and payable to State Street for such services in 1998, 1999 and 2000 were $955,494 $955,501 and $992,853, respectively.


The Investment Advisory Agreement provides that neither the Adviser nor any director, officer or employee of Adviser will be liable for any loss suffered by the Trust in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations and duties.


The Investment Advisory Agreement may be terminated without penalty by vote of the Trustees, as to any Portfolio by the shareholders of that Portfolio, or by Adviser on 60 days written notice. The Agreement also terminates without payment of any penalty in the event of its assignment. In addition, the Investment Advisory Agreement may be amended only by a vote of the shareholders of the affected Portfolio(s), and provides that it will continue in effect from year to year only so long as such continuance is approved at least annually with respect to each Portfolio by vote of either the Trustees or the shareholders of the Portfolio, and, in either case, by a majority of the Trustees who are not "interested persons" of Adviser. In each of the foregoing cases, the vote of the shareholders is the affirmative vote of a "majority of the outstanding voting securities" as defined in the 1940 Act.


MANAGEMENT OF THE INVESTMENT ADVISER

The directors and officers of Adviser are: Thomas F. Streiff, President and Director and Norman A. Fair, Director. The address of Mr. Streiff is the same as that of the Adviser. The address of Mr. Fair is 2211 York Road, Suite 202, Oak Brook, Illinois 60523.



SUB-ADVISERS

Each of the Sub-Advisers described in the Prospectus serves as Sub-Adviser to one or more of the Portfolios of the Trust pursuant to separate written agreements. Certain of the services provided by, and the fees paid to, the Sub-Advisers are described in the Prospectus under "Management of the Trust - Sub-Advisers."

MANAGEMENT OF THE SUB-ADVISERS


FEDERATED INVESTMENT COUNSELING ("FEDERATED"). The trustees of Federated are J. Christopher Donahue, Thomas R. Donahue, John B. Fisher, James F. Getz and Mark
D. Olson. The executive officers of Federated are John Fisher, President; William D. Dawson, III, Executive Vice President; Henry A. Frantzen, Executive Vice President; J. Thomas Madden, Executive Vice President; Joseph M. Balestrino, Senior Vice President; David A. Briggs, Senior Vice President; Drew
J. Collins, Senior Vice President; Jonathan C. Conley, Senior Vice President; Deborah A. Cunningham, Senior Vice President; Mark E. Durbiano, Senior Vice President; Jeffrey A. Kozemchak, Senior Vice President; Sandra L. McInerney, Senior Vice President; Susan M. Nason, Senior Vice President; Mary Jo Ochson, Senior Vice President; and Robert J. Ostrowski, Senior Vice President.


VALUE LINE, INC. ("VALUE LINE"). The executive officers and directors of Value Line are: Jean Bernhard Buttner, Chairman, Chief Executive Officer and President; Samuel Eisenstadt, Senior Vice President and Director; David T. Henigson, Vice President, Treasurer and Director; Howard A. Brecher, Vice President, Secretary and Director; Harold Bernard, Jr., Director; William S. Kanaga, Director; W. Scott Thomas, Director; and Linda S. Wilson, Director.

STRONG CAPITAL MANAGEMENT, INC. ("STRONG"). The executive officers and directors of Strong are: Richard S. Strong, Chairman, Chief Investment Officer and Director; David A. Braaten, Anthony J. D'Amato, Bradley C. Tank and Thomas M. Zoeller, Office of the Chief Executive; Thomas M. Zoeller, Senior Vice President and Chief Financial Officer; Anthony J. D'Amato, Senior Vice President; Wallace
L. Head, Senior Vice President; Dennis A. Wallestad, Senior Vice President; Elizabeth N. Cohernour, Senior Vice President and General Counsel; Stephen J. Shenkenberg, Vice President, Deputy General Counsel, Chief Compliance Officer and Secretary; Joseph J. Rhiel, Senior Vice President and Chief Information Officer; John W. Widmer, Treasurer; and Richard T. Weiss, Director.


SSgA FUNDS MANAGEMENT, INC. ("SSgA Funds Management"). SSgA Funds Management is a subsidiary of State Street Corporation, a publicly held financial holding company.


EVERGREEN INVESTMENT MANAGEMENT COMPANY ("EVERGREEN INVESTMENT") (formerly, Keystone Investment Management Company). The directors and executive officers of Evergreen Investment are: W. Douglas Munn, Director, Chief Financial Officer, Senior Vice President and Treasurer; Donald A. McMullen, Jr., Director; William
M. Ennis II, Director; Michael A. Koonce, Secretary & Chief Legal Counsel; Christopher P. Conkey, President; Gilman C. Gunn, III, Chief Investment Officer and Senior Vice President; J. Gary Craven, Chief Investment Officer and Senior Vice President; Matthew D. Finn, Chief Investment Officer and Senior Vice President; James F. Angelos, Chief Compliance Officer and Senior Vice President.


CREDIT SUISSE ASSET MANAGEMENT, LLC ("CSAM"). The directors and executive officers of CSAM are: William W. Priest, Jr., Chief Executive Officer, Chairman of Management Committee and Managing Director; Michael E. Guarasci, Sr., Chief Financial Officer, Member of Management Committee and Managing Director of CSAM; Laurence R. Smith, Chief Investment Officer, Member of Management Committee and Managing Director, CSAM; Eugene Podsiadio, Head of Retail Distribution, Member of Management Committee and Managing Director, CSAM; Timothy T.
Taussig, Head of Institutional Distribution, Member of Management Committee and Managing Director, CSAM; Elizabeth B. Dater, Member of Management Committee and Managing Director, CSAM; and Sheila N. Scott, Member of Management Committee and Managing Director, CSAM.


PILGRIM BAXTER & ASSOCIATES, LTD. ("PILGRIM BAXTER"). The executive officers and directors of Pilgrim Baxter are: Gary L. Pilgrim, CFA, President, Chief Investment Officer and Director; Harold J. Baxter, Director, Chairman of the Board of Directors and Chief Executive Officer; John M. Zerr, General Counsel and Secretary; and Eric C. Schneider, Chief Financial Officer and Treasurer.


CODES OF ETHICS

To mitigate the possibility that a Portfolio will be adversely affected by personal trading of employees, the Trust, the Adviser and the Sub-Advisers have adopted Codes of Ethics under Rule 17j-1 of the 1940 Act. These Codes contain policies restricting securities trading in personal accounts of the portfolio managers and others who normally come into possession of information on portfolio transactions. These Codes comply, in all material respects, with the recommendations of the Investment Company Institute. Employees subject to the Codes of Ethics may invest in securities for their own investment accounts, including securities that may be purchased or held by the Trust.

BROKERAGE AND RESEARCH SERVICES

Transactions on U.S. stock exchanges and other agency transactions involve the payment by the Trust of negotiated brokerage commissions. Such commissions vary among different brokers. Also, a particular broker may charge different commissions according to such factors as the difficulty and size of the transaction. Transactions in foreign securities often involve the payment of fixed brokerage commissions, which are generally higher than those in the United States. There is generally no stated commission in the case of securities traded in the over-the-counter markets, but the price paid by the Trust usually includes an undisclosed dealer commission or mark-up. In underwritten offerings, the price paid by the Trust includes a disclosed, fixed commission or discount retained by the underwriter or dealer.

It is currently intended that the Sub-Advisers will place all orders for the purchase and sale of portfolio securities for the Trust and buy and sell securities for the Trust through a substantial number of brokers and dealers. In so doing, the Sub-Advisers will use their best efforts to obtain for the Trust the best price and execution available. In seeking the best price and execution, the Sub-Advisers, having in mind the Trust's best interests, will consider all factors they deem relevant, including, by way of illustration, price, the size of the transaction, the nature of the market for the security, the amount of the commission, the timing of the transaction taking into account market prices and trends, the reputation, experience, and financial stability of the broker-dealer involved, and the quality of service rendered by the broker-dealer in other transactions.

It has for many years been a common practice in the investment advisory business for advisers of investment companies and other institutional investors to receive research, statistical, and quotation services from broker-dealers which execute portfolio transactions for the clients of such advisers. Consistent with this practice, the Sub-Advisers may receive research, statistical, and quotation services from any broker-dealers with which they place the Trust's portfolio transactions. These services, which in some cases may also be purchased for cash, include such matters as general economic and security market reviews, industry and company reviews, evaluations of securities, and recommendations as to the purchase and sale of securities. Some of these services may be of value to the Sub-Advisers and/or their affiliates in advising various of their clients (including the Trust), although not all of these services are necessarily useful and of value in managing the Trust. The management fees paid by the Trust are not reduced because the Sub-Advisers and/or their affiliates may receive such services.

As  permitted  by  Section  28(e) of the  Securities  Exchange  Act of  1934,  a
Sub-Adviser may cause a Portfolio to pay a broker-dealer which provides brokerage and research services to the Sub-Adviser an amount of disclosed commission for effecting a securities transaction for the Portfolio in excess of the commission which another broker-dealer would have charged for effecting that transaction. A Sub-Adviser's authority to cause a Portfolio to pay any such greater commissions is also subject to such policies as the Adviser or the Trustees may adopt from time to time.

INVESTMENT DECISIONS. Investment decisions for the Trust and for the other investment advisory clients of the Sub-Advisers are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment, and the size of their investments generally. Frequently, a particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling the security. In addition, purchases or sales of the same security may be made for two or more clients of a Sub-Adviser on the same day. In such event, such transactions will be allocated among the clients in a manner believed by the Sub-Adviser to be equitable to each. In some cases, this procedure could have an adverse effect on the price or amount of the securities purchased or sold by the Trust. Purchase and sale orders for the Trust may be combined with those of other clients of a Sub-Adviser in the interest of achieving the most favorable net results for the Trust.

In fiscal 1998, 1999 and 2000, none of the Portfolios paid any underwriting commissions. In fiscal 1998, 1999 and 2000, the Portfolios paid brokerage commissions in the following aggregate amounts:


                              Brokerage Commissions


Portfolio                                      1998         1999         2000
- ---------                                  --------      --------     ------
Small Cap Growth Portfolio                   $ 23,533     $ 13,181      $ 3,241

World Equity Portfolio                       $120,381     $119,781      $83,484

Growth Portfolio                             $ 83,459     $ 69,060      $25,540

Matrix Equity Portfolio                      $ 43,252     $ 40,226      $28,679

Growth & Income  Portfolio                   $ 57,332     $ 70,207      $24,427

Multiple Strategies Portfolio                $ 31,058     $ 31,052      $16,472

High Income Bond Portfolio                   $    171     $    114      $  -0-

U.S. Government Bond Portfolio                  -0-       $   -0-       $  -0-


           CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

All of the shares of each of the Portfolios are currently owned by First Variable Life and are allocated to its First Variable Life Annuity Funds A, E, and M and to Separate Account VL. First Variable Life has agreed to vote its shares in proportion to and in the manner instructed by Contract owners. No person known to First Variable Life owns of record or beneficially more than 20% of the total outstanding accumulation units of Annuity Funds A, E, M or Separate Account VL.

                        DETERMINATION OF NET ASSET VALUE


The net asset value per share of each Portfolio is determined daily as of 4:00 p.m. on each day the New York Stock Exchange is open for trading. The New York Stock Exchange is normally closed on the following national holidays: New Year's Day, Martin Luther King Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving, and Christmas.


The net asset value of the shares of each of the Portfolios is determined by dividing the total assets of the Portfolio, less all liabilities, by the total number of shares outstanding. Securities traded on a national securities exchange or quoted on the NASDAQ National Market System are valued at their last-reported sale price on the principal exchange or reported by NASDAQ or, if there is no reported sale, and in the case of over-the-counter securities not included in the NASDAQ National Market System, at a bid price estimated by a broker or dealer. Debt securities, including zero-coupon securities, and certain foreign securities will be valued by a pricing service. Other foreign securities will be valued by the Trust's custodian. Securities for which current market quotations are not readily available and all other assets are valued at fair value as determined in good faith by the Trustees, although the actual calculations may be made by persons acting pursuant to the direction of the Trustees.

If any securities held by a Portfolio are restricted as to resale, their fair value is generally determined as the amount which the Trust could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. The valuation procedures applied in any specific instance are likely to vary from case to case. However, consideration is generally given to the financial position of the issuer and other fundamental analytical data relating to the investment and to the nature of the restrictions on disposition of the securities (including any registration expenses that might be borne by the Trust in connection with such disposition). In addition, specific factors are also generally considered, such as the cost of the investment, the market value of any unrestricted securities of the same class (both at the time of purchase and at the time of valuation), the size of the holding, the prices of any recent transactions or offers with respect to such securities, and any available analysts' reports regarding the issuer.

Generally, trading in certain securities (such as foreign securities) is substantially completed each day at various times prior to the close of the New York Stock Exchange. The values of these securities used in determining the net asset value of the Trust's shares are computed as of such times. Also, because of the amount of time required to collect and process trading information as to large numbers of securities issues, the values of certain securities (such as convertible bonds and U.S. Government Securities) are determined based on market quotations collected earlier in the day at the latest practicable time prior to the close of the Exchange. Occasionally, events affecting the value of such securities may occur between such times and the close of the Exchange which will not be reflected in the computation of the Trust's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value, in the manner described above.

The proceeds received by each Portfolio for each issue or sale of its shares, and all income, earnings, profits, and proceeds thereof, subject only to the rights of creditors, will be specifically allocated to such Portfolio, and constitute the underlying assets of that Portfolio. The underlying assets of each Portfolio will be segregated on the Trust's books of account, and will be charged with the liabilities in respect of such Portfolio and with a share of the general liabilities of the Trust. Expenses with respect to any two or more Portfolios may be allocated in proportion to the net asset values of the respective Portfolios except where allocations of direct expenses can otherwise be fairly made.

                                      TAXES

Each Portfolio of the Trust intends to qualify each year and elect to be taxed as a regulated investment company under Subchapter M of the United States Internal Revenue Code of 1986, as amended (the "Code").

As a regulated investment company qualifying to have its tax liability determined under Subchapter M, a Portfolio will not be subject to federal income tax on any of its net investment income or net realized capital gains that are distributed to the separate accounts of the Participating Insurance Companies which hold its shares. As a Massachusetts business trust, a Portfolio under present law will not be subject to any excise or income taxes in Massachusetts.


In order to qualify as a "regulated investment company," a Portfolio must, among other things, (a) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other dispositions of stock, securities, or foreign currencies, and other income (including gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies; and (b) diversify its holdings so that, at the close of each quarter of its taxable year, (i) at least 50% of the value of its total assets consists of cash, cash items, U.S. Government Securities, and other securities limited generally with respect to any one issuer to not more than 5% of the total assets of the Portfolio and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any issuer (other than U.S. Government Securities or other regulated investment companies). In order to receive the favorable tax treatment accorded regulated investment companies and their shareholders, moreover, a Portfolio must distribute at least 90% of its interest, dividends, net short-term capital gain, and certain other income each year.


With respect to investment income and gains received by a Portfolio from sources outside the United States, such income and gains may be subject to foreign taxes which are withheld at the source. The effective rate of foreign taxes in which a Portfolio will be subject depends on the specific countries in which its assets will be invested and the extent of the assets invested in each such country and therefore cannot be determined in advance.

The state and local tax effects of distributions received from a Portfolio on the separate accounts of Participating Insurance Companies, and any special tax considerations associated with foreign investments of the Trust, should be examined by such Companies with regard to their own tax situation.

A Portfolio's ability to use options, futures, and forward contracts and other hedging techniques, and to engage in certain other transactions, may be limited by tax considerations. A Portfolio's transactions in foreign-currency-denominated debt instruments and its hedging activities will likely produce a difference between its book income and its taxable income. This difference may cause a portion of the Portfolio's distributions of book income to constitute returns of capital for tax purposes or require the Portfolio to make distributions exceeding book income in order to permit the Trust to continue to qualify, and be taxed under Subchapter M of the Code, as a regulated investment company.

Under federal income tax law, a portion of the difference between the purchase price of zero-coupon securities in which a Portfolio has invested and their face value ("original issue discount") is considered to be income to the Portfolio each year, even though the Portfolio will not receive cash interest payments from these securities. This original issue discount (imputed income) will comprise a part of the net investment income of the Portfolio which must be distributed to shareholders in order to maintain the qualification of the Portfolio as a regulated investment company and to avoid federal income tax at the level of the Portfolio.

This discussion of the federal income tax and state tax treatment of the Trust and its shareholders is based on the law as of the date of this Statement of Additional Information. It does not describe in any respect the tax treatment or offsets of any insurance or other product pursuant to which investments in the Trust may be made.

                           DIVIDENDS AND DISTRIBUTIONS

Each of the Portfolios will declare and distribute dividends from net investment income, if any, and will distribute its net realized capital gains, if any, at least annually. Both dividends and capital gain distributions will be made in shares of such Portfolios unless an election is made on behalf of a separate account to receive dividends and capital gain distributions in cash.


                             PERFORMANCE INFORMATION

Performance information for each of the Portfolios may be presented from to time in advertisements and sales literature. All performance information presented for the Portfolios is based on past performance and does not predict future performance. Any Portfolio performance information presented will also include or be accompanied by performance information for the insurance company separate accounts investing in the Trust which will take into account insurance- related charges and expenses under such insurance policies and contracts.

Advertisements concerning the Trust may from time to time compare the performance of one or more Portfolios to various indices. Advertisements may also contain the performance rankings assigned certain Portfolios or their advisers by various publications and statistical services, including, for example, SEI, Lipper Analytical Services Mutual Funds Survey, Lipper Variable Insurance Products Performance Analysis Service, Morningstar, Intersec Research Survey of Non-U.S. Equity Fund Returns, Frank Russell International Universe,
Sylvia Porter Personal Finance, and Financial Services Week. Any such comparisons or rankings are based on past performance and the statistical indications of future performance. Because the Portfolios are managed investment vehicles investing in a wide variety of securities, the securities owned by a Portfolio will not match those making up an index.

(a) A Portfolio's yield is presented for a specified 30-day period (the "base period"). Yield is based on the amount determined by (i) calculating the aggregate of dividends and interest earned by the Portfolio during the base period less expenses accrued for that period, and (ii) dividing that amount by the product of (A) the average daily number of shares of the Portfolio outstanding during the base period and entitled to receive dividends and (B) the net asset value per share of the Portfolio on the last day of the base period. The result is annualized on a compounding basis to determine the Portfolio's yield. For this calculation, interest earned on debt obligations held by a Portfolio is generally calculated using the yield to maturity (or first expected call date) of such obligations based on their market values (or, in the case of receivables-backed securities such as Ginnie Maes, based on cost). Dividends on equity securities are accrued daily at their stated dividend rates. The yield of each of the following Portfolios for the 30-day period ended December 31, 2000 was as follows:


         High Income Bond Portfolio                                   10.73%
         U.S. Government Bond Portfolio                                5.74%

(b) The total return of each of the following Portfolios for the one-year and five-year periods ending December 31, 2000, and the average annual total return for the life of each Portfolio through that date were as follows:

                                             One-Year    Five-Year     Ten-Year or
                                              Period       Period      Since Inception
                                              ------       ------      ---------
Small Cap Growth Portfolio(3)                 -15.10%       13.79%       17.42%
World Equity Portfolio                        - 6.01%       13.67%       12.46%
Growth Portfolio(1)                           -14.65%       18.94%       15.93%
Matrix Equity Portfolio                       -13.66%        8.79%       12.03%
Growth & Income Portfolio(2)                    8.79%       13.33%       14.34%
Multiple Strategies Portfolio                 -12.55%       15.82%       14.11%
High Income Bond Portfolio                    -11.45%        3.80%        8.46%
U.S. Government Bond Portfolio                 11.00%        5.62%        7.42%


(1) The average annual total return for the Growth, Multiple Strategies, High Income Bond and U.S. Government Bond Portfolios is shown for each of the one-, five-, and ten-year periods ended December 31, 2000 (the Growth Portfolio was initially established as FVL Growth Fund, Inc.).


(2) The average annual total return for the Growth & Income Portfolio is shown for a one-year period and for the life of the Portfolio (inception May 31, 1995).

(3) The average annual total return for the Small Cap Growth Portfolio is shown for a one-year period and for the life of the Portfolio (inception May 4, 1995).

Total return of a Portfolio for periods longer than one year is determined by calculating the actual dollar amount of investment return on a $1,000 investment in the Portfolio made at the beginning of each period, then calculating the average annual compounded rate of return which would produce the same investment return on the $1,000 investment over the same period. Total return for a period of one year or less is equal to the actual investment return on a $1,000 investment in the Portfolio during that period. Total return calculations assume that all Portfolio distributions are reinvested at net asset value on their respective reinvestment dates.

From time to time, the Adviser may reduce its compensation or assume expenses in respect of the operations of a Portfolio in order to reduce the Portfolio's expenses. Any such waiver or assumption would increase a Portfolio's yield and total return during the period of the waiver or assumption.

                           SHAREHOLDER COMMUNICATIONS

Owners of policies and contracts issued by Participating Insurance Companies for which shares of one or more Portfolios are the investment vehicle are entitled to receive from the Participating Insurance Companies unaudited semi-annual financial statements and audited year-end financial statements certified by the Trust's independent public accountants. Each report will show the investments owned by the Portfolio and the market value thereof and will provide other information about the Portfolio and its operations.

Participating Insurance Companies with inquiries regarding the Trust may call the Trust's investment adviser, First Variable Advisory Services Corp. at (800) 228-1035 or write First Variable Advisory Services Corp. at 2122 York Road, Oak Brook, IL 60523.

                         ORGANIZATION AND CAPITALIZATION

The Trust was established as a Massachusetts business trust under the laws of Massachusetts by an Agreement and Declaration of Trust dated December 23, 1986 (the "Declaration of Trust"). Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust. The Declaration of Trust contains an express disclaimer of shareholder liability in connection with Trust property or the acts, obligations, or affairs of the Trust. The Declaration of Trust also provides for indemnification out of a Portfolio's property of any shareholder of that Portfolio held personally liable for the claims and liabilities to which a shareholder may become subject by reason of being or having been a shareholder. Thus, the risk of a shareholder's incurring financial loss on account of shareholder liability is limited to circumstances in which the Portfolio itself would be unable to meet its obligations. A copy of the Declaration of Trust is on file with the Secretary of State of The Commonwealth of Massachusetts.

The Trust has an unlimited authorized number of shares of beneficial interest. Shares of the Trust are entitled to one vote per share (with proportional voting for fractional shares) and are freely transferable, and, in liquidation of a Portfolio, shareholders of the Portfolio are entitled to receive pro rata the net assets of the Portfolio. Although no Portfolio is required to hold annual meetings of its shareholders, shareholders have the right to call a meeting to elect or remove Trustees or to take other actions as provided in the Declaration of Trust. Shareholders have no preemptive rights.

A separate vote will be taken by each Portfolio on matters affecting an individual Portfolio. For example, a change in a fundamental investment policy for the Growth Portfolio would be voted upon only by shareholders of the Growth Portfolio. Additionally, approval of the Investment Advisory Agreement is a matter to be determined separately by each Portfolio. Approval by the shareholders of one Portfolio is effective as to that Portfolio. Shares have noncumulative voting rights. Although the Trust is not required to hold annual meetings of its shareholders, shareholders have the right to call a meeting to elect or remove Trustees or to take other actions as provided in the Declaration of Trust. Shares have no preemptive or subscription rights, and are transferable. Shares are entitled to dividends as declared by the Trustees, and if a Portfolio were liquidated, the shares of that Portfolio would receive the net assets of that Portfolio. The Trust may suspend the sale of shares at any time and may refuse any order to purchase shares.


Additional Portfolios may be created from time to time with different investment objectives or for use as funding vehicles for different variable life insurance policies or variable annuity contracts. Any additional Portfolios may be managed by investment advisers or sub-advisers other than the current Adviser and Sub-Advisers. In addition, the Trustees have the right, subject to any necessary regulatory approvals, to create more than one class of shares in a Portfolio, with the classes being subject to different charges and expenses and having such other different rights as the Trustees may prescribe and to terminate any Portfolio of the Trust.

The Growth Portfolio is the successor to FVL Growth Trust, Inc., a Maryland corporation.

                               PORTFOLIO TURNOVER


The portfolio turnover rate of a Portfolio is defined by the Securities and Exchange Commission as the ratio of the lesser of annual sales or purchases of investments to the monthly average value of the portfolio, excluding from both the numerator and the denominator securities with maturities at the time of acquisition of one year or less. Portfolio turnover generally involves some expense to a Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestment in other securities.


Portfolio turnover rates for each of the Portfolios are presented in the Trust's prospectus.

                                    CUSTODIAN

State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02116 is the custodian of the Trust's assets. The custodian's responsibilities include safeguarding and controlling the Trust's cash and securities, handling the receipt and delivery of securities, and collecting interest and dividends on the Trust's investments. State Street Bank and Trust Company also acts as the Trust's transfer and dividend-paying agent and provides certain administrative services to the Trust.

                              INDEPENDENT AUDITORS


The Trust's independent auditor is Ernst & Young LLP, 233 South Wacker, Chicago, Illinois 60606. The financial statements and financial highlights of the Trust incorporated by reference into this Statement of Additional Information have been audited by Ernst & Young LLP, independent auditors, to the extent and for the periods indicated in their report which appears in the 1999 Variable Investors Series Trust Report to Contract Owners.


                                  LEGAL COUNSEL

Legal matters in connection with the offering are being passed upon by Blazzard, Grodd & Hasenauer, P.C., Westport, Connecticut.

                              SHAREHOLDER LIABILITY

Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Agreement and Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Trust or the Trustees. The Agreement and Declaration of Trust provides for indemnification out of a Portfolio's property for all loss and expense of any shareholder held personally liable for the obligations of a Portfolio. Thus the risk of a shareholder's incurring financial loss on account of shareholder liability is limited to circumstances in which the Portfolio would be unable to meet its obligations.


                          FIXED-INCOME SECURITY RATINGS

The rating services' descriptions of corporate bonds are:

Moody's Investors Service, Inc.:


Aaa -- Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "Gilt-edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa -- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

A -- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa -- Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.


Ba -- Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B -- Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.


Caa -- Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

D -- Debt rated 'D' is in default, and payment of interest and/or repayment of principal is in arrears.

Standard & Poor's Corporation:

AAA -- Bonds rated AAA have the highest rating assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

AA -- Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.

A -- Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

BBB -- Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

BB-B-CCC -- Bonds rated BB, B and CCC are regarded, on balance, as predominately speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

D -- Debt rated 'D' is in default, and payment of interest and/or repayment of principal is in arrears.

                              FINANCIAL STATEMENTS


The financial statements for the Trust at December 31, 2000 and for the year then ended, and financial highlights, appearing in the 2000 Variable Investors Series Trust Annual Report to Contract Owners and the report thereon of Ernst & Young LLP, independent auditors, also appearing therein, are incorporated by reference into this Statement of Additional Information.



                                     PART C
                                OTHER INFORMATION


  Item 23.  Exhibits


     (a)    Agreement and Declaration of Trust.*

     (b)    By-Laws, as amended to March 19, 1987.*

     (c)    Not applicable

     (d)(1) Form of Investment Advisory Agreement between First Variable Advisory Services Corp. and the Registrant

     (d)(2) Sub-Advisory Agreement between Credit Suisse Asset
            Management, LLC and the Registrant***

     (d)(3) Sub-Advisory Agreement between Pilgrim Baxter &
            Associates, LTD and the Registrant*

     (d)(4) Form of Sub-Advisory Agreement among SSgA Funds Management, Inc., the Adviser and Registrant

     (d)(5) Sub-Advisory Agreement between Value Line, Inc. and the
            Registrant*

     (d)(6) Sub-Advisory Agreement between Strong/Corneliuson
            Capital Management, Inc. and the Registrant*

     (d)(7) Sub-Advisory Agreement between Federated Investment
            Counseling and the Registrant*

     (d)(8) Sub-Advisory Agreement between Keystone Investment
            Management Company and the Registrant.**

     (e)    Not applicable

     (f)    Not applicable

     (g) Form of Custodian Agreement between the Registrant and State Street Bank and Trust Company.*

     (h)(1) Form of Transfer Agency and Service Agreement between the Registrant and State Street Bank and Trust Company.*

     (h)(2) Form of Subadministration Agreement for Reporting and
            Accounting Services between the Registrant and State Street Bank and Trust Company.*

     (h)(3) Expense Reimbursement Agreement.*

     (i)(1) Consent and Opinion of Counsel.

     (j)    Consent of Ernst & Young LLP, Independent Auditors

     (k) Financial Statements - incorporated herein by reference to the Trust's Annual Report dated December 31, 2000, as filed electronically with the Securities and Exchange Commission on February 23, 2001.

     (l)    Not applicable

     (m)    Not applicable

     (n)    Not applicable

     (o)    Not applicable

     (p)(1) Registrant's and Adviser's Code of Ethics***

     (p)(2) Sub-Adviser's Code of Ethics - Federated Investment Counseling

     (p)(3) Sub-Adviser's Code of Ethics - Value Line, Inc. (to be filed by amendment)

     (p)(4) Sub-Adviser's Code of Ethics - Strong Capital Management,
            Inc.***

     (p)(5) Sub-Adviser's Code of Ethics - SSgA Funds Management, Inc. (to be filed by amendment)


     (p)(6) Sub-Adviser's Code of Ethics - Credit Suisse Asset Management,
            LLC***

     (p)(7) Sub-Adviser's Code of Ethics - Pilgrim Baxter & Associates,
            Ltd.***

     (p)(8) Sub-Adviser's Code of Ethics - Evergreen Investment Management
            Company


*Incorporated by reference to Registrant's Post-Effective Amendment No. 19 to Form N-1A, File Nos. 33-11182/811-04969 as filed electronically on April 17, 1998.

**Incorporated  by reference to  Registrant's  Proxy statement filed pursuant to
Section 14(a) of the Securities Exchange Act of 1934, File Nos. 33-11182/ 811-04969, as filed electronically on November 12, 1996.

*** Incorporated by reference to Registrant's Post-Effective Amendment No. 22 to Form N-1A, File Nos. 33-11182/811-04969, as filed electronically on April 18, 2000.

  ITEM 24.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE FUND

  None.

  ITEM 25.  INDEMNIFICATION

The information required by this item is incorporated by reference to the Registrant's initial Registration Statement on Form N-1A (File No. 33-11182).

  ITEM 26.  BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT ADVISER

First Variable Advisory Services Corp. ("Adviser") is the investment adviser to the Registrant. Adviser is a wholly-owned subsidiary of First Variable Life Insurance Company ("First Variable"), which is a wholly-owned subsidiary of ILona Financial Group, Inc., formerly known as Irish Life of North America, Inc. ("ILona"). ILona is a wholly-owned subsidiary of Irish Life plc which in turn is owned by Irish Life & Permanent plc.

There is set forth below information as to any other business, profession, vocation, or employment of a substantial nature in which the investment adviser, and each director, officer or partner of the Registrant's investment adviser is, or has been engaged within the last two fiscal years for his or her own account or in the capacity of director, officer, employee, partner, or trustee.

       NAME                     BUSINESS ACTIVITIES IN LAST
                                TWO FISCAL YEARS

       Thomas F. Streiff    President of Financial Services, ILoNa
       President and        Financial Group; President of the Adviser,
       Director             IAC Securities, FVCS Services, Inc. and
                            First  Variable  since  May,  2000;  prior  thereto,
                            President  and  Chief  Executive  Officer  of Talbot
                            Financial  Services and  Chairman of NFC  Consulting
                            Group.

       Norman A. Fair       Vice President, Treasurer & Asst. Sec., ILoNA;
       Director             Director and Assistant Secretary, First Variable;
                            Trustee of the Trust;  Director,  FVCS;  and officer
                            and/or director of other ILoNA subsidiaries.



With respect to information regarding the Sub-Advisers, reference is hereby made to "Management of the Trust" in the Prospectus and to "Management of the Sub-Advisers" in the Statement of Additional Information. For information as to the business, profession, vocation or employment of a substantial nature of each of the officers and directors of the Sub-Advisers, reference is made to the current Form ADVs of the Sub-Advisers (except with respect to State Street Bank and Trust Company) filed under the Investment Advisers Act of 1940, incorporated herein by reference, the file numbers of which are as follows:

  Strong Capital Management, Inc.
      File No. 801-10724


  Evergreen Investment Management Company
      File No. 801-8327

  Value Line, Inc.
      File No. 801-625

  Federated Investment Counseling
      File No. 801-34611

  Credit Suisse Asset Management, LLC
      File No. 801-37170

  Pilgrim Baxter & Associates, Ltd.
      File No. 801-48872

  SSgA Funds Management, Inc.
      File No. 801-_______

  ITEM 27.  PRINCIPAL UNDERWRITERS

  Not applicable.

  ITEM 28.  LOCATION OF ACCOUNTS AND RECORDS


Persons maintaining physical possession of accounts, books, and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder include the Registrant's Secretary; the Registrant's investment adviser, First Variable Advisory Services Corp.; and the Registrant's custodian, State Street Bank and Trust Company. The address of the Secretary, First Variable Advisory Services Corp., and First Variable Life Insurance Company is 2122 York Road, Oak Brook, IL 60523; and the address of State Street Bank and Trust Company is 225 Franklin Street, Boston, Massachusetts 02110.

  ITEM 29.  MANAGEMENT SERVICES

  Not applicable.


  ITEM 30.  UNDERTAKINGS
  Not applicable.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets the requirements of Securities Act Rule 485(b) and has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Oak Brook, and the State of Illinois, on the 16th day of April, 2001.

                                         VARIABLE INVESTORS SERIES TRUST



                                      By: /s/THOMAS F. STREIFF
                                         --------------------------------
                                          President

Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

                                         Date

  /s/THOMAS F. STREIFF                   4-16-01
  ---------------------------
  Thomas F. Streiff
  President and Trustee

  /s/PAUL G. CHENAULT                    4-16-01
  ---------------------------
  Paul G. Chenault
  Trustee


  /s/NORMAN A. FAIR                      4-16-01
  ---------------------------
  Norman A. Fair
  Trustee



  ---------------------------
  W. Lawrence Howe
  Trustee


  ---------------------------
  Laird E. Wiggin
  Trustee


  /s/CHRISTOPHER HARDEN                  4-16-01
  ---------------------------
  Christopher Harden
  Treasurer and Principal
  Accounting Officer


                                   EXHIBITS TO
                       POST EFFECTIVE AMENDMENT NO. 23 TO
                                    FORM N-1A
                                       FOR
                         VARIABLE INVESTORS SERIES TRUST

                                INDEX TO EXHIBITS


  EXHIBIT NO.                                                     PAGE NO.


EX-23(d)(1)    Form of Investment Advisory Agreement between First
               Variable Advisory Services Corp. and the Registrant
EX-23(d)(4)    Form of Sub-Advisory Agreement among SSgA Funds Management,
               Inc., the Adviser and the Registrant
EX-23(i)       Opinion and Consent of Counsel
EX-23(j)       Consent of Independent Auditors
EX-23(p)(2)    Code of Ethics - Federated
EX-23(p)(8)    Code of Ethics - Evergreen